                                AWARD FEE PLAN

                                      FOR

                            MULTI-LEVEL INFORMATION
                          SYSTEM SECURITY INITIATIVE

                                  CRYPTO CARD

                              SYSTEM ANALYSIS AND
                LIBRARY AND DRIVER ARCHITECTURE AND DEVELOPMENT


                             10 June 1997 (Rev. 2)

I. INTRODUCTION

l. This plan covers the administration of the award fee provisions for the Litronic Program contract.

2. The following award fee provisions are applicable to this contract:

     a. The base fee is 0% of the initial award.

     b. The award fee pool is 10% of the total negotiated cost amount less Facilities Capital Cost of Money. There shall be no "base fee" or "profit" amount in the negotiated loaded hourly rates.

     c. The estimated cost, base fee, and award fee pool are subject to equitable adjustments on account of changes or other contract modifications.

     d. The award fee earned and payable will be determined periodically by the Fee Determination Officer (FDO) in accordance with this plan.

     e. Award fee determinations are not subject to the Disputes clause of the contract.

     f. The Contracting Officer (CO) must approve all changes to this plan. The contractor must receive notice of the changes at least 15 working days prior to the beginning of the evaluation period to which the changes apply, Any changes must be made by modification of the contract.

3. The objective of the award fee provision of the contract is to motivate the contractor to optimally perform by relating the contractor's actual performance to the amount of fee to be earned.

II. ADMINISTRATION

1. Fee Determination Officer(FDO)

     a. The FDO is the Chief, Workstation Security Products

     b. The primary responsibilities are:

          (1) Determining the award fee earned and payable for each evaluation period.
          (2) Review changes to the AFDP.

2. Performance Evaluation Board

     a. The Performance Evaluation Board shall consist of the Program Manager, Business Manager, Contracting Officer, and the Contracting Specialist. The Program Manager is the Chairperson of the Performance Evaluation Board.

     b. Primary responsibilities of the Performance Evaluation Board are:
     (1) Conducting on-going evolutions of contractor performance.
     (2) Submitting a Performance Evaluation Board Report (PEBR) to the FDO detailing the Performance Evaluation Board's findings and recommendations for each evaluation period.
     (3) Considering proposed changes to the AFDP and recommending those it determines appropriate for adopting by the FDO.

III. EVALUATION PERIODS

l. Evaluation Periods

     Performance will be evaluated at the conclusion of the base year (30 September l 997) and at the conclusion of each option year, if exercised. Each evaluation will occur so that the final determination of award fee earned will be accomplished within 30 working days after the end of an evaluation period.

IV. EVALUATION CRITERIA

     The performance areas to be evaluated are identified below. The evaluation criteria for each area are attached. Assigned weights in each performance area shall be applied only to those elements applicable in a given evaluation period.

       Area    Identification            Weight
       ----    --------------            ------

       1       Technical
                    Staffing             10%
                    Performance          40%
                    Schedule             10%

       2            Cost                 40%

Technical      Area Weight 60%
---------

     This category is an evaluation of the contractor's ability to satisfy the technical requirements of the Statement of Work.

Subareas to Consider:

l. Staffing:

     Evaluates how well the effort is managed to make the best use of available resources. This includes utilization of resources in an economic manner, productivity of people assigned, and assignment of personnel with the required skills.

2. Performance:

     Evaluates how the contractor accomplishes the design, development, integration, testing, and delivery of the Fortezza Support software as well as systems engineering and technical support. It will consider completeness of the design and development, quality of the integration, success of the test, thoroughness of the documentation, and timeliness of delivery.

3. Schedule:

     Evaluates the contractor's success in meeting design and development schedules, fulfilling plans and objectives for development. In addition, it includes preventative action to avoid anticipated delays with alternative or innovative approaches, and action taken to recover from actual delays and from implementation of Government or contractor initiated contract changes and technical direction.

Cost      Area Weight 40%
----

     Evaluates how effective the contractor is able to control and accurately project program costs. Evaluates the contractor's ability to perform the requirements of the Statement of Work in an efficient and effective manner. This includes evaluating the contractors cost and schedule information that has been generated to satisfy the Funds and Manhour Expenditures Report Status.


V. GRADING TABLE

Adjective Rating      Description                                                Point Score
----------------      -----------                                                ----------
EXCELLENT             Contractor performance exceeds the requirements            100%
                      of the contract in at least one of the following
                      elements and meets the remainder: Performance/
                      product quality meets/exceeds the requirements
                      of the contract. All milestones/deliveries are on/
                      ahead of schedule. Costs are at/under the estimated
                      target amount.

GOOD                  Performance/product quality meets the requirements         75%
                      of the contract, Although some performance elements
                      may need improvement, they are offset by better
                      performance in other areas. All milestones/deliveries
                      are on schedule. Costs are at estimated target amounts.

MARGINAL              Performance/product quality is minimally acceptable.       50%
                      Contractor's performance has resulted in technical
                      problems or schedule delays. Contractor has experienced
                      cost growth which has resulted in adjustments to the
                      contract.

UNACCEPTABLE          Performance/product quality does not meet the              0%
                      requirements of the contract. Contractor has experienced
                      major schedule/delivery slippages. Substantial cost
                      overruns have occurred.


METHOD OF DETERMINING AWARD FEE

     The Award Fee will be determined as follows:

     Weight of factor multiplied by the point score for adjective rating received for each factor/subfactor = AF earned per factor

     The total AF earned per factor/subfactor will then be applied to the AF pool for the rating period to determine the total amount of the AF payable.

VI. METHOD FOR DETERMINING AWARD FEE

     The following is a summary of the principal action involved in determining the award fee for each evaluation period:

1. Within 10 days following the completion of an evaluation period, the Performance Evaluation Board shall meet and assess the contractor's overall performance.

2. The Board shall summarize their findings in the form of a Performance Evaluation Report and submit it to the Fee determination Official within 15 days following the completion of the evaluation period.

3. The FDO shall consider the Performance Evaluation Report and discuss it with the Performance Evaluation Board, if necessary, within 20 days following the completion of the evaluation period.

4. The FDO shall forward an Award Fee Determination to the Contracting Officer within 25 days following the completion of the evaluation period. The Contracting Officer will issue a contract modification reflecting the amount of award fee earned by the contractor within 30 days following the evaluation period.

              Multi Level Information System Security Initiative

                                  Crypto Card
                              System Analysis and
                Library and Driver Architecture and Development

                               Statement Of Work

                                10 January 1997

1. SCOPE

     This Statement of Work (SOW) defines the requirements for technical support and product development for the MISSI Program. This support will provide research, analysis, and recommendations on MISSI interoperability issues such as system software specifications and documentation, and other development and investigative tasks assigned by the Government. Product development will include documenting, developing, testing, and maintaining, ANSI C Type 1 and Type 2 Cryptologic Interface (CI) Library Modules and Device Drivers for the MISSI Crypto Cards.

2. APPLICABLE DOCUMENTS

     Fortezza Cryptographic Interface Programmers Guide, version P1.52, dated January 1996, NSA, Unclassified

     Fortezza Implementors Guide, version 1.52, dated March, 1996, NSA, Unclassified

     MISSI Release 2 Fortezza Plus Programmers Guide, version 0.26, dated 9 January 1995, NSA, Unclassified

     MIL-STD-498 Software Development and Documentation, 5 December 1994, Unclassified

     Fortezza Plus Interface Control Document, Version 1.3, 27 February 1995, NSA, FOUO

     Interface Control Document for the Fortezza Crypto Card, Version P1.5, 22 December 1994, NSA, Unclassified

3. REQUIREMENTS

Task 1:  Technical Support
     Subtask 1:  MISSI Library:

          The Contractor shall provide technical research, analysis, and recommendations on the MISSI Type 1 and Type 2 libraries ("the Libraries"). The Libraries will continue to evolve as commands are added, deleted, or modified and PCMCIA standards evolve. The Contractor shall use their knowledge of the Libraries's software requirements and architecture to perform research and provide recommendations on modifications to the Libraries. The research shall be documented and presented to the Government for consideration for incorporation into future releases of the Libraries. The Contractor shall evaluate Government provided modification proposals to the Libraries and provide iterative recommendations on the modifications' formation until a resolution is reached.

     Subtask 2:  MISSI Crypto Card Device Drivers:

          The Contractor shall provide technical research, analysis, and recommendations on the MISSI Crypto Card Device Drivers (the "Drivers"). The Contractor shall document the interface to the Drivers and provide such information to other library vendors as specified by the government in order to provide for interoperability of MISSI Libraries and Drivers. As PCMCIA standards evolve, the requirements on the drivers are affected. The Contractor shall use their knowledge of the device driver software requirements and architecture to perform research and provide recommendations on modifications to the Device Drivers. The research shall be documented and presented to the Government for consideration for incorporation into future releases of the Device Drivers. The Contractor shall also evaluate Government provided modification proposals to the Libraries and provide iterative recommendations on the modifications' formation until a resolution is reached.

     Subtask 3:  PCMCIA Driver Development and Certifications:

          The Contractor shall establish and maintain a working relationship with producers of PCMCIA Card and Socket Services operating system software for the purpose of ensuring that Contractors Device Drivers and versions of MISSI cards are fully PCMCIA compliant and compatible. The Contractor shall supply MISSI cards, an average of 2 per vendor, to Card and Sockets Services vendors for the purpose of testing and certification. Card and Socket Services platforms include, but are not limited to, DOS and MS Windows. Vendors include, but are not limited to, SystemSoft, Phoenix Technology, Databook, and Award.

     Subtask 3:  MISSI Support Activities:

          The Contractor shall provide support to MISSI related activities as directed by the Government. These activities include, but shall not be limited to MISSI Interoperability Forum (MIF), WSP and appropriate standards meetings.

Task 2:  Product Development
     Subtask 1:  MISSI Libraries:

             The Contractor shall develop, upgrade and maintain, as necessary, the Library Modules for platforms specified by the Government. The Contractor shall produce, or update when applicable, the Libraries for production MISSI products. The Libraries shall provide an ANSI C interface to calling applications. The Contractor shall develop the internal code for the Libraries using ANSI C and other tools or languages approved by the government. The Contractor shall provide the Government full and unrestricted rights to the software, including source code for all software products developed, upgraded and maintained under this SOW. System platforms include, but are not limited to the current (and possibly a previous) version of:

     a. SOLARIS 1.X (SUN OS 4.1.3)
     b. SOLARIS 2.X (X86 and Sparc platform)
     c. AIX
     d. MS Windows NT
     e. WIN95
     f. BSDi

     Subtask 2:  Device Drivers:
          The Contractor shall develop, upgrade and maintain, as necessary, the Device Drivers for platforms specified by the Government. The Contractor shall produce or update MISSI Device Drivers for production MISSI products. The Contractor shall provide the Government full and unrestricted rights to the software, including source code for all software products developed, upgraded and maintained under this SOW. The Government shall have the right to freely reproduce and distribute both source and object code to any Government or non-Government party without royalty or additional license. System platforms include, but are not limited to the current (and possibly a previous) version of:

     a. SOLARIS 1.X
     b. SOLARIS 2.X (X86 and Sparc platform)
     c. AIX for SCSI II
     d. MS Windows NT
     e. DOS/ MS Windows 3.1
     f. WIN 95
     g. BSDi

     Subtask 3:  PCMCIA Reader Compatibility:
          The Contractor developed libraries and device drivers shall provide 100% functionality with a minimum, for both the Spyrus and Litronic families, up to three (3) models of reader/writers and two (2) additional parallel reader/writers, if directed by the Government. The Contractor shall provide evidence to the Government verifying compliance. All documentation, including in-line comments and install/ readme files shall reflect this compliance. Also, installation procedures shall be written in such a manner as to enable ease of installation and shall use generic names versus proprietary terminology (ex: device name shall be "Fortezza.*" or "PCMCIA.*") versus the name of a specific PCMCIA product.

     Subtask 4:  Crypto Card Interoperability:
          The Contractor developed libraries and device drivers shall provide 100% functionality with all Fortezza Compliant Crypto Cards. The Contractor shall provide evidence to the Government verifying compliance.

     Subtask 5:  Software Requirements Specification
          The Contractor shall develop and deliver a document (a paper copy and soft copy which can be read by Microsoft WORD for MS Windows 95, version 7.0) for the Software Requirements Specification. The document shall describe the requirements of the Library and Drivers, as well as the testing methods to be used to ensure each requirement has been met. The Government will evaluate Contractor efforts and the Contractor shall respond with revisions until a resolution is reached.

     Subtask 6:  Fortezza Application Implementors Guide:
          The Contractor shall provide technical assistance on two (2) Government documents, called the "Application Implementors Guide," for Fortezza Crypto Card and the Fortezza PLUS Crypto Card respectively. The Contractor shall review and comment on the documents.

Task 3:  Product Testing
     Subtask 1:  Test Plans:
          a. The Contractor shall provide the Government with a formal Software Test Plan (STP) document (a paper copy and soft copy which can be read by Microsoft WORD for MS Windows 95, version 7.0) for all deliverable software products. The test plan shall: provide a description of the organization which shall have the responsibility for conducting the activity at each level; describe or reference a discussion on the configuration management of the tests, results, and evaluation reports; describe the test equipment/tool or any special techniques to be used. The Test Plan shall include descriptions of any complier, linker, loader, simulator, emulator, etc. used and not previously described. The test plan shall also describe in chart/ graph form, the timetable for each level of testing and the duration of each test.

          b. The Contractor shall provide the Government with a Software Test Procedure (SWTP) document (a paper copy and soft copy which can be read by Microsoft WORD for MS Windows 95, version 7.0) for all deliverable software products. The document shall provide the purpose of the test and the software requirement the test is to verify for each level of testing. Also, the document shall identify the data required for input and output (with both normal and extreme values, if applicable) and detailed test scenarios for input, output, computation, branching, interfacing, and/or other executable statements or logic.

          c. The Contractor shall provide the Government with a Software Test Report (STR) document (a paper copy and soft copy which can be read by Microsoft WORD for MS Windows 95, version 7.0) for all deliverable software products noted in Task 2, Subtasks 1 and 2. The STR shall summarize the results of testing. A chart shall be used and include test procedure name, results expected, and the results realized. Besides identifying tests, dates, reference documents, etc., the results shall be accompanied by an evaluation from Q&A as to whether there are problems and/or limitations to be resolved or errors to be corrected.

          d. The Contractor shall use, in addition to, or in lieu of, its own test plan, any test plan offered by the Government.

     Subtask 2:  Test Software:
          a. The Contractor shall produce script tools to exercise all functionality of the libraries and device drivers on all required platforms for both Type 1 and Type 2 (i.e., 2 per platform). The script tools shall allow an evaluator to program MACROS to execute commands or a sequence of commands. The Contractor shall provide the Government with the object code (on a 3.5" floppy) and a user's manual (a paper copy and soft copy which can be read by Microsoft WORD for MS Windows 95, version 7.0). The Government shall have the right to freely reproduce and distribute the object code and user's manual to any Government or non-Government party without royalty or additional license. The Contractor shall also provide maintenance on the product (bug fixes, enhancements, and upgrades) for the duration of the contract.

          b. The Contractor shall produce a test tool for the SUN OS 4.1.3 platform to independently exercise all functionality of the libraries and device drivers on all required platforms for both Type 1 and Type 2 (i.e., 2 per platform). The test tool shall allow user to step through commands one at a time, with the result immediately made available to the user. The Contractor shall provide the Government the object code (on a 3.5" floppy) and a user's manual (a paper copy and soft copy which can be read by Microsoft WORD for MS

     Windows 95, version 7.0). The Government shall have the right to freely reproduce and distribute the source and object code and user's manual to any Government or non-Government party without royalty or additional license. The Contractor shall also provide maintenance on the product (bug fixes, enhancements, and upgrades) for the duration of the contract.

     Subtask 3:  Software Quality And Assurance:
          The Contractor shall support the Quality and Assurance (Q&A) efforts of the Government. The Contractor support includes making required changes to its deliverable library and device driver software products until the product quality is acceptable to the Government. The Contractor shall meet two minimum parameters for the Government Q&A evaluation: a cyclomatic complexity of every routine of 10 or less, and a executable statements to comments ratio of 1.5 or less. The Government may wave that requirement on a per module basis, if the Contractor can adequately justify the implementation. The Government will provide technical assistance in explaining the procedures, tests and results, and the code modification necessary for compliance. The Government will use Q&A tools at its disposal for Q&A testing. This Q&A testing shall include code development quality and may include security quality.

Task 4:  Customer Support
     Subtask 1:  Developer Support:
          The Contractor shall provide support for applications developers using the Contractor's products. The Contractor shall respond to queries via telephone calls, written correspondence or E-MAIL within 24 hours of receipt.

     Subtask 2:  User Support:
          The contractor shall provide installation, integration, and support services as assigned by the Government. These services and support efforts shall be exclusive to the Government and Government-designated contractors, and will include not only applicable library modules and drivers, but also any hardware components and/or application software, as directed by the Government.

Task 5:  Contract Support
     Subtask 1:  Configuration Control:
          The Contractor shall perform the following administrative functions in support of this Contract:
          a. Maintain a MISSI software, firmware, and the documentation Configuration Control system for Contractor's products.
          b. Product part designation shall incorporate a labeling scheme provided by the Government.

     Subtask 2:  Contract Administration:

          a. Submit a monthly Technical and Fiscal Progress Report describing the status of each task, the labor category status and material expenditures as described in the subject CDRL.

         b. The Contractor shall support design and program reviews scheduled by the Government. Reviews will not exceed one trip per month and will be held in the Linthicum, Maryland area as required.

                             FOR OFFICIAL USE ONLY



                    Task Order for an Advanced Fortezza and
                        Commercial Algorithm Smartcard



                                  Version 2.3
                                6 October 1998



                             FOR OFFICIAL USE ONLY

1.0  Introduction

     1.1  Introduction

     This task order establishes and defines the requirements for development of a FORTEZZA enhancement for a smartcard that incorporates both Government and commercial algorithms along with sufficient storage for certificates supporting both hierarchies and features for use with either the Government or commercial infrastructure(s). To date, many smartcards are being produced by a variety of vendors, but none have the storage capacity or performance required to easily operate using both Government and commercial algorithm suites. All are limited by the relatively slow operation of the ISO 7816 interface. Until a final name has been selected, this smartcard shall be referred to as the Forte' Smartcard.

     In addition to standard smartcard capabilities, the Forte' shall incorporate a dual interface feature in such a way as to operate as one would normally expect in a standard ISO 7816 compliant reader, while providing an enhanced mode for a Universal Serial Bus (USB) capable reader to transfer data to and from the smartcard at speeds much higher than now possible with the ISO 7816 interface. The smartcard processor shall also have an integral serial EEPROM interface so that a non-standard multi-chip smartcard can be developed at a future time.

     Likely the first of it's kind, this combination of storage space, performance, and fast interface will result in a true cryptographic processor smartcard. This is a substantial improvement over any card currently on the market. Present smartcards act as nothing more than fancy stored value cards that can perform public key and signature operations relatively faster than possible with software only operation, but they do little to provide security for the bulk symmetric encryption functions. They rely on software running on the untrusted host workstation to provide these services.

     The present FORTEZZA PC card provides a level of physical protection for storage of credentials as well as the bulk encryption operation. Analysis from the system perspective shows that this is highly desirable even when taking into consideration the limitations of operating on an untrusted host workstation. The Forte' Smartcard will provide the benefits of a low cost form factor while approaching the level of physical integrity of a PC card. The low cost and user acceptance of the smartcard form factor for secure credential storage in conjunction with the crypto processing provided by this smartcard will provide an ideal solution for the customer. Limitations as a result of mechanical flexibility and operating environment of the smartcard may hinder the ultimate physical security that can be achieved using membranes or other forms of active security barriers such as used with higher security PC cards, however, this may provide an interesting area for research beyond the scope of this effort.

================================================================================
                             FOR OFFICAL USE ONLY                   Page 2 of 17

1.2  Terminology and Language

Within this task order, the terms "shall", "is required to", "must", and other imperative language obligates the contractor. The term "may", in association with actions of either the Government or the contractor, means those actions are optional.

1.3  Prior Versions of the SOW

Version 1.2 of this Statement of Work, dated 23 February 1998, made many references to the Hurricane smartcard processor being developed by VLSI Technology in partnership with the Government. For various reasons, both the Government and VLSI Technology have agreed that this is no longer in the interest of either party and have discontinued all work on the design. It is anticipated that many other vendors can meet or exceed the requirements for an acceptable replacement engine. Moreover, the Government recognizes that it would be preferable for the smartcard developer to be the primary responsible party for the development of the engine.

Development of the smartcard engine shall be incorporated in this effort and shall be the responsibility of the contractor. Details of the Hurricane design that the Government considers critical have been added to this SOW and the contractor should pay particular attention to these requirements as they are recent additions.

In the event there is a conflict or omission in this or any other document, whether part of the contract, this SOW, or part of a preliminary or informal discussion, the contractor shall immediately identify the conflict or omission to the Contracting Officer, in the form of a written communication, for resolution by the Government Program Office.

1.4  Background

In an effort to expand the options available to FORTEZZA customers such as the Defense Messaging System (DMS) the Government has opted to pursue development of complementary FORTEZZA enabled products including software only versions and smartcard enabled versions which incorporate most if not all of the FORTEZZA functions.

In addition to and in parallel with the expansion of FORTEZZA products, the Government recognizes that the future of cryptographic support will be based wherever possible on commercially available off the shelf security enabled applications. To that end, the Government is adding support for commercial algorithms to FORTEZZA enabled products in anticipation of the need to bridge the gap between full Government and full commercial operation. This is the primary reason for development of security products such as this FORTEZZA with Commercial Smartcard.


================================================================================
                             FOR OFFICAL USE ONLY                   Page 3 of 17

1.5  Special Provision

Successful operation of this smartcard will depend on a supporting library. The supporting library shall be developed in conjunction with the smartcard but no portion of a software only library, a "Software FORTEZZA", shall be developed or funded under this contracted effort.

2.0  Applicable Documents

The following documents, or the latest released versions, shall be used as reference information.

 .    Interface Control Document for the Fortezza Crypto Card, Revision P1.5,
     dated 22 December, 1994

 .    Minimum Essential Requirements for the Fortezza Crypto Card, Revision 1.1,
     dated June 26, 1995

 .    Cryptographic Interface Programmer's Guide for the Fortezza Crypto Card,
     Revision P1.52, dated 30 January 1996

 .    Fortezza Card Certification Test Plan, Revision 2.00, dated 10 January
     1995

 .    Fortezza Card Certification Test Procedures, Revision 2.00, dated 7 April
     1995

 .    Fortezza Card Certification Test Program ("LIBTEST.EXE"), dated 2 May
     1995

 .    "LIB_TEST" User Reference Guide, Version 2.00, dated 7 April 1995

 .    CAW Firmware Loading Interface and Requirements Specification, dated June
     30, 1995

 .    Firmware Implementation Guidelines for the Fortezza Crypto Card, Version
     1.0, dated July 8, 1995

 .    Fortezza Application Implementors Guide, Version 1.52, dated 5 March 1996

 .    ISO Standard 7816-I through 7816-4, Identification Cards, latest released version

 .    Software FORTEZZA Concept of Operations, latest released version

 .    Software Fortezza Initialization, Version 0.4, dated December 9, 1997

 .    Software Fortezza Initialization File ASN.1 Definition, Version I, dated
     November 19, 1997

 .    KEA and DSA Software Accelerator Study, Version 2, dated December 30, 1997

 .    SKIPJACK Software Accelerator Study, Version 2, dated December 3, 1997

================================================================================
                             FOR OFFICAL USE ONLY                   Page 4 of 17

3.0  Technical Requirements

3.1  General Requirements

The contractor shall provide an Advanced Fortezza with Commercial Smartcard, the Forte' Smartcard, including all necessary libraries and utilities to be used in place of a Fortezza PCMCIA card, as used by current applications, providing that an appropriate smartcard reader is used. This task is for the purpose of producing a limited quantity of prototype of proof-of-concept units. Upon successful completion the Government may decide to pursue purchase of production quantities using another contract vehicle.

3.2  FORTEZZA Compliance

Reference the Fortezza ICD. The Forte' Smartcard and supporting library shall provide all of the functionality required to support the FORTEZZA ICD. Where the smartcard cannot meet the requirements of the ICD, the contractor shall immediately identify all variances in writing.

The contractor shall be required to pass applicable Government FORTEZZA certification tests. Exceptions will be made for issues related to the performance and storage space of the smartcard. Final Government approval of the smartcard prototype design shall be required prior to final acceptance of the prototypes.

3.3  ISO Compliance

The contractor shall comply with applicable requirements of the ISO 7816 smartcard (Identification Card) specifications and standards. Should the contractor not be able to meet any of the requirements contained therein, the contractor shall immediately notify the Contracting Officer of any and all deviations, and shall not proceed until a waiver or other resolution has been approved by the Government.

3.4  Smartcard Engine Requirements

The following requirements shall be met by the contractor by subcontracting with an ASIC vendor. The contractor shall work with the Government to develop the final smartcard engine architecture but the following architectural blocks shall be considered essential unless otherwise agreed upon in writing. The contractor shall submit an architecture and design specification to the Government prior to engaging in any development with the subcontractor.


================================================================================
                             FOR OFFICAL USE ONLY                   Page 5 of 17

The Government recognizes that there are significant limitations with respect to the die size of the engine. The goal shall be for the die size to be limited to 25mm/2/. The Government anticipates that this goal can be met with all of the specified blocks in the target technology of a 0.5 micron CMOS process. In any event, the Government and the contractor shall reach agreement on the final architecture of the design before the final smartcard engine specification is finalized. The contractor shall also investigate all options for using a standard size die as well as a larger than standard die size with appropriate stabilization or stiffener support on the smartcard before making a final recommendation.

     3.4.1  ISO 7816-3 Interface

     The Forte' Smartcard Engine (FSE) shall have a standard ISO 7816 interface. The only deviation shall be for an additional mode for fast interface operation. The USB interface shall reuse contacts in a way that does not interfere with ISO 7816 operation. The contractor shall be responsible for ensuring that dual functionality exists with neither affecting the other and where the interface is automatically and safely selected.

     3.4.2  USB Interface

     The contractor shall be required to incorporate a Universal Serial Bus
     (USB) interface. The same restrictions with respect to interoperability, standard compliance, and automatic configuration shall apply.

     3.4.3  Serial EEPROM Interface

     The contractor shall include a Serial EEPROM interface. The interface shall be able to detect the external memory or otherwise be able to be manually configured for operation. The interface shall support a minimum of address space for 1MByte of memory.

     The serial EEPROM interface shall not preclude encryption/decryption of information in the external EEPROM device under control of the on-board RISC processor, or the RISC processor and a hardware encryption engine.

     3.4.4  32 bit RISC Processor

     The contractor shall select a chip vendor that can provide a 32 bit RISC processor core.

     3.4.5  Encryption/Decryption Engines

     The contractor shall study the possibility of incorporating both encryption algorithms in hardware. The contractor shall make a recommendation based on an analysis of the anticipated use of the card for these operations and determine if full hardware support, partial hardware support, or software only operation will suffice.

================================================================================
                             FOR OFFICAL USE ONLY                   Page 6 of 17

          3.4.5.1   DES Engine

          The contractor shall use a DES engine that complies with the NIST certified specification.

          3.4.5.2  Skipjack Engine

          The contractor shall implement the Skipjack engine in compliance with existing Government documentation and the soon to be released NIST standard for Skipjack.

     3.4.6  Non-Deterministic Randomizer

     The hardware randomizer is one of the most critical elements of the smartcard engine. The contractor shall seek design guidance from the Government and shall incorporate a hardware randomizer that meets following requirements as a minimum:

     The randomizer design shall incorporate at least nine (9) oscillator rings.

     The clock or operating rate of each ring shall not be same as or a multiple of any other ring.

     None of the rings shall operate at or near the sample clock rate for the randomizer.

     The contractor shall ensure that the physical layout of the randomizer prevents inadvertent synchronization of the rings.

     The contractor shall be required to meet Government certification of the randomizer output. The Government shall provide an example design to the contractor if requested.

     3.4.7  Exponentiator/Multiplier

     The contractor shall incorporate an exponentiator or basic multiplier block into the design. This block shall enable math processing performance in excess of the current Government smartcard. The block shall be designed so that it does not place an arbitrary limit on the size of the base or exponent in an exponentiation operation. The size shall only be limited by the amount of memory available for storage of interim and final results. The contractor shall be required to perform operations using a maximum of 2K base and a 1024 bit exponent.

     3.4.8  Hardware Security and Anti-Tamper Features

     The contractor shall research the available security features that can be added to the engine. Several features routinely included in common smartcards include, under and over voltage

================================================================================
                             FOR OFFICAL USE ONLY                   Page 7 of 17
detectors, current masking, slow and fast clock detectors, and encrypted memory. The contractor shall incorporate as many security features as possible and shall submit a proposal along with the final design proposal to the Government. The Government shall provide detailed guidance as requested.

     3.4.9     Static RAM

     The contractor shall incorporate a minimum of 2KB of on-board static RAM.

     3.4.10    Masked ROM

     The contractor shall include a minimum of 8KB of masked ROM for storage of common routines, checks and bootup tests.

     3.4.11    FLASH Memory

     The contractor shall include a minimum of 16KB of on-board FLASH or EEPROM memory.

     3.4.12    Alarm Checks

     The contractor shall fully specify any alarms checks that are to be performed in hardware.

     3.4.13    Test Mode Bypasses

     The contractor shall identify any "undocumented" or test mode functions used for debugging. The contractor shall submit a report documenting such functions. The contractor shall be responsible for ensuring that an acceptable lock-out mechanism be put in place so that these modes cannot be tampered with beyond the prototype period.

3.5  Required Algorithms

The algorithms to be supported are the same as those which are required for FORTEZZA(R) compliance. Reference the applicable documents in Section 2.0.

     3.5.1  Distribution of Processing

     The following algorothims and functions shall be incorporated and/or performed primarily by hardware and firmware entirely resident on the smartcard when access to the smartcard is through use of a fast USB smartcard reader. The contractor shall include hardware macro blocks into the smartcard engine design to support the following provided that the engine die size can be restricted to the ISO 7816 limits. The contractor shall seek Government

================================================================================
                             FOR OFFICAL USE ONLY                   Page 8 of 17
     guidance and approval before finalizing the hardware design. Reference the smartcard engine requirements section.

            .    DSA and RSA signature operations

            . KEA, RSA, and Diffie-Hellman key development and exchange operations

            .    Random Number Generation

            .    Skipjack and DES encryption and dsecryption

            .    SHA-1 and MD5 hashing

     The following algorithms and functions shall be incorporated and/or performed primarily by hardware and firmware entirely resident on the smartcard when access to the smartcard is through use of a standard ISO 7816 smartcard reader. All other functions may, at the contractor's discretion, be performed either on the card or in the supporting library.

            .    DSA and RSA signature generation and verification

            .    KEA, RSA, and Diffie-Hellman key development operations

            .    Random Number Generation

     3.5.2  Algorithms Classification

     The Skipjack and KEA algorithms were declassified on 17 June 1998.

     The contractor shall be required to sign a Use and Non-Disclosure Agreement
     (NDA) with the Government that controls disclosure of algorithm and implementation details regardless of classification. The contractor shall be required to sign this agreement prior to starting any work on this effort. The contractor shall include any subcontractors as specified in the NDA prior to commencing work with them.

     3.5.3  Export Restrictions

     The Forte' Smartcard shall incorporate the Skipjack and KEA algorithms. Export restrictions may still apply. The contractor shall be required to follow all applicable export restrictions and laws that apply in addition to any other restrictions called for in the above referenced NDA.

     3.5.4  KEA Modes

================================================================================
                             FOR OFFICAL USE ONLY                   Page 9 of 17

     The smartcard shall support both versions of KEA for on-line and e-mail applications in accordance with FORTEZZA ICD.

3.6  Infrastructure Support

     3.6.1  Fortezza Interoperability

     The contractor shall propose a method of "keying" or adding certificates to the Forte' Smartcard that is consistent and compatible with the existing FORTEZZA infrastructure. The contractor shall identify a specific means for both importing and exporting certificates and keys with the Forte' Smartcard.

     The contractor may propose a commercial method of providing this support but it must be interoperable and able to function as a subordinate in an/the existing hierarchy based on the NSM CAW. The proposal also must include details of the physical and logical interfaces to the smartcard.

     The contractor shall submit an infrastructure support plan for the Forte' Smartcard.

     The contractor shall prepare all infrastructure documentation such that it can be used as a standard or benchmark for future crypto smartcard vendors to follow. The plan shall allow for other implementations and shall not require any specific support from the architecture or design of this particular smartcard. The contractor shall propose an infrastructure support plan and shall work with the Government to coordinate with any ongoing smartcard standards in development, and shall be required to attain Government approval prior to delivery of prototype units.

     3.6.2  Certificate Storage

     The Forte' Smartcard shall be capable of holding a minimum of five (5) Version 3 X.509 certificates on board including the root certificate. Version 3 certificate sizes are variable, however, the contractor shall base storage estimates on a presumed maximum of 2048 bytes per certificate.

     The Forte' Smartcard shall be capable of storing a minimum of 3 RSA based certificates.

     The contractor shall be required to provide the above certificate storage space concurrently and shall not require reprogramming or off-card caching to take place in order to support the above requirements.


================================================================================
                             FOR OFFICAL USE ONLY                  Page 10 of 17

3.7  Security Mechanisms

The following security mechanisms are identified as critical functions and shall be firm requirements of the development:

     3.7.1  PIN Protection

     The contractor shall ensure that proper security checks and zeroization mechanisms are used on the card Personal Identification Number (PIN) to prevent exhaustion attacks.

     The contractor shall provide a flexible and configurable mechanism in conjunction with the proposed infrastructure support to allow for use of a "memphrase" in place of a PIN should the user's infrastructure support this operation. The contractor shall seek Government guidance with respect to this requirement.

     The contractor's design shall not preclude the memphrase from being populated with information from a biometric input device.

     3.7.2  Software Authentication

     The contractor shall propose a method of applying a signature to the supporting library software which the smartcard will verify upon initial invocation. The contractor shall identify options and alternatives for providing this functionality. Run-time checks past the point of invocation are not required.

     3.7.3  Randomizer

     The contractor shall use an on-chip hardware randomizer. At no time is it acceptable for randomization to be dependent on host platform interaction or support. The contractor shall ensure that the randomization performed on the smartcard is acceptable to the Government. Documentation and test data shall be provided to assure that the randomizer is non-deterministic and that it will operate in this manner in all expected operating conditions. The contractor shall identify in writing any special conditions, possible failure modes, or on-board firmware support required to achieve proper random operation.

     The contractor shall obtain Government approval of the randomizer operation prior to acceptance of prototype units.

     3.7.4  Key Wrapping

     The contractor shall provide the ability to wrap and export keys consistent with existing processes supported by the Fortezza PC card.

================================================================================
                             FOR OFFICAL USE ONLY                  Page 11 of 17

     3.7.5  NIST Certification

     The contractor shall obtain National Institute of Standards and Technology
     (NIST) Federal Information Processing Standards (FIPS) certification prior to delivery of production units. The certification shall be at a minimum of FIPS 140-1/Level 1.

3.8  Smartcard Engine Firmware Development

     The contractor shall be responsible for developing the processor level code for the smartcard engine. This may include but not be limited to base level functions such as math and memory management routines and would typically be contained in masked ROM.

     The contractor shall author appropriate tests to ensure that the engine that is delivered meets all performance and security specifications and that the resident firmware is free of errors.

3.9  Smartcard Firmware Development

     The contractor shall develop all firmware that is resident on the smartcard including any code that is not permanently contained in the smartcard engine. This code shall control operation of the smartcard in conjunction with the library and may contain features to support plug and play operation and configuration.

     The contractor shall include all necessary code to allow the smartcard to work in conjunction with the library, driver, and reader, such that automatic configuration of the smartcard interface can be accomplished.

3.10 Library Support

     3.10.1    Minimum Operation

     The contractor shall provide a supporting library which enables the Forte' Smartcard. The library shall also be compatible with the PCMCIA FORTEZZA in such a way that if a smartcard is not present, the library can be used to access a FORTEZZA PC card. The library shall be able to support a minimum of operation on Windows 95 and Windows NT 4.0 operating systems and shall support the MACI extensions.

     The library shall be capable of performing supporting operations in both the advanced interface and ISO 7816 modes of operation.

================================================================================
                             FOR OFFICAL USE ONLY                  Page 12 of 17

     3.10.2    Smartcard/Library Interaction

     The contractor shall specify and document all handshaking that occurs between the library and the smartcard such as that required for configuration or plug and play operation. This specification shall be freely distributable.

3.11 Driver Support

The contractor shall provide a driver to enable operation of the Forte' Smartcard in conjunction with the supporting library. This driver, or a combination of drivers, shall be capable of operation with a range of standard ISO 7816 smartcard readers. The driver(s) shall also be capable of operating with an advanced USB smartcard reader that the contractor anticipates developing.

It is highly desirable that the drivers be combined into the same unit of code in a way that the driver, or driver in combination with the reader and/or library, recognizes the reader resources that are available and automatically configures for the highest performance operation. This type of operation has implications for the level of security that the user can rely upon and it may be appropriate for some sort of interaction with the user's application to provide an indication of the level of support provided. There is no firm requirement for this sort of interaction and the contractor shall work with the Government to identify possible options for enabling this functionality.

In the absence of the above configurability, the contractor shall be required to deliver separate drivers to be configured by the user at the time of installation.

3.12 Firmware Functionality Waivers

The following functions which are typically implemented in firmware have been recently put forward as waivers to the standard FORTEZZA requirements. The contractor shall seek further guidance and documentation from the Government.

     3.12.1    Firmware Update Command

     The Firmware Update Command shall be designed such that a user logged on to the Forte' Smartcard in USER mode will be authorized to update the firmware with a new firmware version containing a valid card manufacturer's signature.

     3.12.2    InstallX Command

     The InstallX command shall operate consistent with the description in the cited document.
================================================================================
                             FOR OFFICAL USE ONLY                  Page 13 of 17

     3.12.3    CFB8/CFB16 Modes

     The modem support modes shall operate consistent with the description in the cited document.

3.13 Testing

The Forte' Smartcard shall be required to pass all applicable library and certification tests frequently referred to as the CSC test suite for FORTEZZA functionality. Because of the difference between a full PCMCIA and smartcard implementation, discrepancies will exist and must be brought to the attention of the Government in form of written communication from the contractor.

The contractor shall develop and propose a means for fully testing the smartcard's capabilities, including the commercial algorithms. Testing the Forte' Smartcard with security enabled commercial applications as a primary means of testing is acceptable. The contractor shall author and deliver an overall test plan.

The contractor shall be required to perform all testing identified above, and must attain written Government approval, prior to final acceptance of the prototypes.

     3.13.1    Prototype Units

     The contractor shall deliver ten (10) alpha prototype units to the Government. These prototype units should be designed so that extensive functional and security tests may be performed on them. The prototypes shall be constructed using standard commercial practices and design techniques commonly referred to as a "breakout board". The contractor shall submit a proposal for their design to the Government for approval.

     The contractor shall deliver an additional one hundred (100) beta prototype units constructed as standard smartcards.

     3.13.2    Smartcard Readers

     The contractor shall be required to deliver one hundred (100) USB enabled smartcard readers. The readers shall be able to access the USB interface on the Forte' smartcard and shall have a high-speed interface to the host which may also be USB compliant.

     3.13.3    Demonstration of Fortezza Interoperability

     The contractor shall demonstrate interoperability between all possible pairings of the latest released version of the following:
================================================================================
                             FOR OFFICAL USE ONLY                  Page 14 of 17

               .    FORTEZZA PCMCIA Card

               .    Forte' Smartcard

               .    Software FORTEZZA

     3.13.4    Demonstration of Commercial Operation

     Upon completion of the alpha prototypes and all above tests, the contractor shall demonstrate operation of the cards using a security enabled commercial application of the contractor's choice. The contractor shall demonstrate the operation of all on-board commercial algorithms.

     3.13.5    Demonstration of Advanced Features

               3.13.5.1  USB Interface

               Prior to delivery of the beta prototype units and readers, the contractor shall show operation of the Forte' Smartcard in combination with the advanced USB reader, performing all applicable Fortezza functions.

               3.13.5.2  Serial EEPROM Interface

               The contractor shall show operation of the serial EEPROM interface by incorporation with one or more alpha prototype units. The contractor shall show that the smartcard engine, in combination with on-board firmware, is capable of accessing a standard serial EEPROM device. The EEPROM device shall contain 1MByte or more of memory.

4.0  Documentation

The contractor shall provide an interface description (ICD), an application implementors guide (AIG), and the equivalent of a CI programmer's guide (CIPG), describing the smartcard interface and operations. All documentation shall be created using best commercial practices and it may be based upon current Fortezza documentation. These shall be freely distributable.

The contractor shall provide as required, detailed design information necessary for the Government to perform a security analysis of the card implementation. Detailed design information shall include all information such as electronic schematics and software source code. This information will be handled as proprietary and used for evaluation purposes only.

5.0  Deliverables and Schedule

================================================================================
                             FOR OFFICAL USE ONLY                  Page 15 of 17


The following milestones and delivery dates shall be met by contractor:
       .   Test plan for the Forte' Smartcard                               1 Month ADAD

       .   Infrastructure support plan                                     2 Months ADAD

       .   Preliminary smartcard engine design specification               2 Months ADAD

       .   Final smartcard engine design specification                     3 Months ADAD

       .   Name and labeling submission and approval                       4 Months ADAD

       .   Prototype smartcard engine available                            6 Months ADAD

       .   Smartcard FORTEZZA(R) ICD                                       6 Months ADAD

       .   Smartcard FORTEZZA(R) CIPG                                      6 Months ADAD

       .   Smartcard FORTEZZA(R) AIG                                       6 Months ADAD

       .   Randomizer test report and test data                            7 Months ADAD

       .   Operational demonstration and 10 alpha prototype units          9 Months ADAD

       .   Alpha library and driver                                        9 Months ADAD

       .   Detailed design documentation, source code, etc.               10 Months ADAD

       .   Smartcard personalization plan                                 11 Months ADAD

       .   100 beta smartcards and readers                                11 Months ADAD

       .   Beta library and driver                                        11 Months ADAD

       .   Fortezza interoperability demonstration                        12 Months ADAD

       .   Commercial operation demonstration                             13 Months ADAD

       .   Web page support                                               14 Months ADAD

       .   Customer support plan                                          14 Months ADAD

       .   Final library and driver set                                   15 Months ADAD

       .   Contractor begins commercial sales                             15 Months ADAD

6.0  Warranty and Support

================================================================================
                             FOR OFFICAL USE ONLY                  Page 16 of 17

     The contractor shall provide warranty for prototype smartcard units, supporting library, and readers for a period of 12 months after delivery. The 12 month period of warranty shall also include web based support for user installation, operation, and updates. The contractor shall provide for commercial fee for service support of the product after the initial 12 month period. Support may be provided by one or more services including phone support and/or web based support. The plan detailing the contractor's support shall be required according to the schedule in Section 5.0.

7.0  Packaging and Labeling

     7.1    Labeling

     The contractor shall design a new label or silkscreen for the cards such that it can still be identified as FORTEZZA (R) compatible, but it shall be easily discernible that it is different from any existing commercial smartcard. The contractor shall propose a name and label design to be approved by the Government prior to delivery of alpha prototype units.

     7.2    Personalization

     The contractor shall design the aforementioned label/silkscreen in such a way as to not preclude or interfere with the addition of a picture and 2 line embossing as is possible with smartcard personalization tools. The contractor shall submit in writing a detailed plan for personalization of the smartcards prior to delivery of beta prototypes. The contractor shall not be required to deliver the personalization tools as part of this task.

     7.3    Magnetic Stripe

     The contractor shall manufacture the beta prototype cards with a magnetic stripe on the reverse side in accordance with commercial standards. The magnetic stripe shall be unprogrammed at time of delivery.

8.0  Program Reviews

     TBD.
================================================================================
                             FOR OFFICAL USE ONLY                  Page 17 of 17

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 8 PAGES
2.  AMENDMENT/MODIFICATION NO. P00015
3.  EFFECTIVE DATE:  12 APR 1999
4.  REQUISITION/PURCHASE REQ. NO.  I6-99-3084-0000
5.  PROJECT NO. (If applicable)

6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Road
      Ft. Meade, Md 20755-6000
      Attn: N141 (M. Lynn Miller) (410) 854-4071
CODE  H98230

7.  ADMINISTERED BY (If other than Item 6)
CODE

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)


    DUNS: 050761998
    Litronic Inc.
    ATTN:  Bob Gray (949)851-1085
    2030 Main Street, Suite 1250
    Irvine, CA 92614-7240
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
| | The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
|  | is extended,   |  | is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)   SEE SECTION G.1
Obligate: $135,000.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
    C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X) D.  OTHER (Specify type of modification and authority)
        FAR 43.103 (a) Bilateral Modification.

    E.  IMPORTANT: Contractor |    | is not,  |X| is required to sign this
        document and return 3 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

   A.   The purpose of this modification is to:

       1. exercise a portion of the option under Section H.13 paragraph (b) Option year 2 - Fiscal Year 1999, in the FPAF amount of $135,000.00; and
       2.   reduce the option by the portion being exercised.

   B. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
     ROBERT J. GRAY
     V.P. PROD. DEV.
15B. CONTRACTOR/OFFEROR
BY   /S/ ROBERT GRAY
     ---------------
     (Signature of person authorized to sign)

15C. DATE SIGNED 4/12/99
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARGARET M. QUASNY
     Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ MARGARET M. QUASNY
     (Signature of Contracting Officer)

16C. DATE SIGNED 4/12/99

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 2 of 8

PART 1 - Exercise a Portion of Option Year 2 - Fiscal Year 1999

SECTION B - SUPPLIES/SERVICES AND PRICES is restated as follows (changes are in bold):

B.3 SUPPLIES/SERVICES (Date of Contract Modification P00009 - 30 September 1999)




                                                                                      UNIT
CLIN                  ITEM DESCRIPTION                UNIT       QTY                 PRICE              TOTAL
0001        The contractor shall furnish the          HRS        Gov't                  XXX
            necessary materials, facilities,                     From:  8,203
            equipments, supplies, and services                     By:  1,240
            of skilled professional, technical                     To:  9,443
            and support personnel to fulfill
            the requirements set forth in the                    Cont'r 5,237
            revised Statement of Work entitled
            "Task Order for an Advanced Fortezza
            and Commercial Algorithm Smartcard,
            Version 2.3," dated 6 October 1998.

0001AA      Program Manager                        X                XXX             $118.06              XXXX
0001AB      Sr. Electrical Engineer                X                XXX             $75.41               XXXX
0001AC      Electronic Technician                  X                XXX             $69.32               XXXX
0001AD      Systems Analyst                        X                XXX             $75.38               XXXX
0001AE      Sr. Software Engineer                  X                XXX             $98.38               XXXX
0001AF      Software Engineer                      X      XXX                       $62.60               XXXX

            Total Amount CLIN 0001                        Not-To-Exceed
            ACR. AC $519,434.00                           Government's Share                From: $669,434.00
            ACR: AD $150,000.00                                                               By: $103,182.00
            ACR: AE $103,182.00                                                               To: $772,616.00

                                                           Contractor's Share                     $424,991.00

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 3 of 8

                                                                                                                  UNIT
CLIN            ITEM DESCRIPTION                UNIT            QTY       PRICE                                  TOTAL
0002 Award Fee Pool, to be determined       For the Period
     in accordance with the Award Fee
     Determination Plan for Multi
     Level Information System
     Security Initiative Crypto Card
     System Analysis and Library and
     Driver Architecture and
     Development, dated 10 June 1997
     (Rev. 2). There shall be one
     evaluation for the period, date of
     contract modification - 30
     September 1999.  The contractor
     is authorized to bill for up to 50%
     of the available award fee, on
     a monthly basis in equal amounts.
     ACR:  AC $51,943.00                                                                               From: $66,943.00
     ACR:  AD $15,000.00                                                                                 By: $10,318.00
     ACR:  AE $10,318.00                                                                                 To: $77,261.00

0003 Travel                                 For the Job                   Not-To-Exceed
     (Inclusive of Burdens)                                               Government's Share                  $8,371.00
     ACR:  AC                                                             Contractor's Share                   6,849.00

0004 Other Direct Costs                     For the Job                   Not-To-Exceed
     (Inclusive of Burdens)
      ACR:  AC $214,252.00                                                Government's Share          From: $324,252.00
      ACR:  AD $110,000.00                                                                              By: $ 21,500.00
      ACR:  AE $21,500.00                                                                               To: $345,752.00
                                                                          Contractor's Share                $288,050.00

0005  Data, in accordance with the          For the Lot                           Not-Separately-Priced
      Contract Data Requirements
      List (CDRL), DD Form 1423,
      dated 13 February 1997
      ACR:  AC

                TOTAL NOT TO-EXCEED                                       Government's Share        From: $1,069,000.00
                          Total                                                                         By: $135,000.00
                                                                                                      To: $1,204,000.00
                                                                          Contractor's Share                $721,890.00

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 4 of 8

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

SECTION G - CONTRACT ADMINISTRATION DATA

G.l ACCOUNTING AND APPROPRIATION DATA, ACR:  AE is added as follows:
    ----------------------------------

ACR:  AA                                                                              Obligate
977/80400.4500 574E51 999-2520 S18119 03200106 IX 0000 X22 I20B
     Previously Obligated for Section B.1 CLINs 000l, 0003 and 0004                 $446,874.00
     Previously Obligated for Provisional Award Fee Payments                        $0.00
     Previously Obligated for Future Award Fee Payments                             $0.00
     Previously Obligated for Award Fee Earned                                      $36,433.00
     Total Amount Obligated ACR: AA                                                 $483,307.00

ACR:  AB                                                                            Obligate
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I25D
     Previously Obligated for Section B.2 CLINs 0001, 0003 and 0004                 $1,151,319.20
     Previously Obligated for Provisional Award Fee Payments                        $0.00
     Previously Obligated for Future Award Fee Payments                             $0.00
     Previously Obligated for Award Fee Earned                                      $76,720.70
     Total Amount Obligated ACR: AB                                                 $1,228,039.90

ACR:  AC                                                                            Obligate

978/90400.4500 584E51 999-2550 S18119 04700100 IX 0000 X21 I25D
     Previously Obligated for section B.3 CLINs 0001, 0003 and 0004                 $742,057.00
     Previously Obligated for Provisional Award Fee Payments                        $25,971.50
     Previously Obligated for Future Award Fee Payments                             $25,971.50
     Total Obligated (PR: I6-98-3701-0000) ACR:  AC                                 $794,000.00

ACR:  AD                                                                            Obligate
979/00400.4500 594E51 999-2550 S18119 04700100 IX 0000 X21 I125D

     Total Previously Obligated for Section B.3 CLINs 0001, 0003 and 0004           $260,000.00
     Total Previously Obligated for Provisional Award Fee Payments Section B.3      $7,500.00
     Total Previously Obligated for Future Award Fee Payments Section B.3           $7,500.00
     Total Previously Obligated for Section B.3                                     $275,000.00

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 5 of 8


ACR:  AD                                                                        Obligate
 Total Previously Obligated for Section B.4 CLINs 0001, 0003 and 0004                $22,727.00
 Total Previously Obligated for Provisional Award Fee Payments Section B.4           $1,136.50
 Total Previously Obligated for Future Award Fee Payments Section B.4                $1,136.50
 Total Previously Obligated for Section B.4                                          $25,000.00

 Total Previously Obligated (PR:I6-98-3701-0001) ACR:AD                              $300,000.00

ACR:  AE                                                                        Obligate
979/00400.4500 594E51 999-2550 S18119 04700100 IX 0000 V33 I25D

 Obligate This Action for Section B.3 CLINs 0001, 0003 and 0004                      $124,682.00
 Obligate This Action for Provisional Award Fee Payments Section B.3                 $5,159.00
 Obligate This Action for Future Award Fee Payments Section B.3                      $5,159.00

 Total Obligated (PR:I6-99-3084-0000) ACR:  AE                                       $135,000.00

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

     Funds in the amount of $38,630.50, for Section B.3; and $1,136.50, for Section B.4 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

PART 2 - Reduce Option Year 2 - Fiscal Year 1999 by the portion being exercised:

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.13 352.217-9001 OPTION TO EXTEND THE TERM OF THE CONTRACT (OCT 1993)

(a) The Government may unilaterally extend the term of this contract by written notice to the Contractor within 60 days following the President's signing of the annual Appropriations Act or October 1, whichever is later, for each respective option, provided that the Contracting Officer has given preliminary notice, in writing, to the Contractor, of the Government's intent to renew, in any portion and from time to time, at least 60 days prior to the expiration date of the current period of performance. Such preliminary notice will not be deemed to commit the Government to renewals. If the Government exercises this right to renew, the contract, as renewed shall be deemed to include this option clause. The total duration of this contract, including the exercise of any option to renew under this clause, shall not exceed 36 months.

(b) The composition of the total man-hours of direct labor and other direct costs for each option is as follows:

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 6 of 8

OPTION YEAR 2 - FISCAL YEAR 1999 (1 October 1998 - 30 September 1999) is restated to transfer funds from CLIN 0001, Labor; and CLIN 0002, Award Fee; to CLIN 0004, Other Direct Costs, and to reduce the option by the portion being exercised:

                                                                                   UNIT
CLIN          SUPPLIES/SERVICES                            UNIT           QTY      PRICE        TOTAL
0001   The contractor shall furnish the necessary            HRS   From: 4,285     XXX  From:    $386,799.00
       materials, facilities, equipment, supplies                  By:  (1,240)    Reduced By:   ($103,182.00)
       and services of skilled professional, technical             To:   3,045     Transferred By: ($16,000.00)
       and support personnel to fulfill the requirements                                       To: $267,617.00
       set forth in the Statement of Work entitled "Multi
       Level Information System Security Initiative Crypto
       Card System Analysis and Library and Driver
       Architecture and Develoment," dated 10 January
       1977 and the documents referenced in Section C. The
       contractor's management shall provide for the effective
       timely and integrated implementation of contract requirements.

0001AA                          Program Manager          X                  XX     $118.06   XXXX
0001AB                          Sr. Electrical Eng.      X                  XX     $ 75.41   XXXX
0001AC                          Electronic Technician    X                  XX     $ 69.32   XXXX
0001AD                          Systems Analyst          X                  XX     $ 75.38   XXXX
0001AE                          Sr. Software Engineer    X                  XX     $ 98.38   XXXX
0001AF                          Software Engineer        X                  XX     $ 62.60   XXXX

       Total Amount CLIN 0001   Not-To-Exceed                                                             $267,617.00

0002   Award Fee Pool, to be  determined in  accordance   For the Period                                From: $38,680.00
       with the Award Fee Plan for Multi-Level Information                                       Reduced By: ($10,318.00)
       System Security Initiative Crypt Card System                                            Transferred By:($1,600.00)
       Analysis and Library and Driver  Architecture and                                                  To: $26,762.00
       Development, dated 10 June 1997 (Rev. 2). There
       shall be one evaluation of performance at the end
       of the period of performance (Date of contract
       award through 30 September 1997.)  If the
       Government exercises the options to extend the
       terms of the contract, there shall be an evaluation
       of performance at the conclusion of each option
       year.  The contractor is authorized to bill for up to
       50% of the available award fee, on a monthly basis
       in equal amounts.

0003   TRAVEL                                       For the Job        Not-To-Exceed                 $19,100.00
       (Includes Applicable Burdens)

0004   OTHER DIRECT COSTS                           For the Job        Not-To-Exceed              From:$3,900.00
      (Includes Applicable Buardens                                                 Transferred By:   $17,600.00
                                                                                                 By: ($21,500.00)
                                                                                                 To: $0.00
0005   Data, in accordance with the Contract        For the Lot        Not-Separately-Priced
       Data Item Requirements List (CDRL)
       Dated 13 February 1997.

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 7 of 8

     TOTAL NOT TO-EXCEED                           From: $448,479,00
                                                   By:  ($135,000.00)
                                                   To:   $313,479.00



NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

C. As a result of the foregoing, the total contract price is restated as follows:

Section B.l                                FROM            BY             TO

Cost of CLINs 0001, 0003 and 0004      $446,874.00     $0.00         $446,874.00

Award Fee Pool                         $0.00           $0.00         $0.00

Earned Award Fee                       $36,433.00      $0.00         $36,433.00
                                       -------------   -----------   -------------

Total FPAF Amount                      $483,307.00     $0.00         $483,307.00


     Section B.2                       FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004      $1,151,319.20   $0.00         $1,151,319.20

Award Fee Pool                         $0.00           $0.00         $0.00

Earned Award Fee                       $76,720.70      $0.00         $76,720.70
                                       -------------   -----------   -------------

Total FPAF Amount                      $1,228,039.90   $0.00         $1,228,039.90

     Section B.3                       FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004      $1,002,057.00   $124,682.00   $1,126,739.00

Award Fee Pool                         $66,943.00      $10,318.00    $77,261.00

Earned Award Fee                       $0.00           $0.00         $0.00
                                       -------------   -----------   -------------

Total FPAF Amount                      $1,069,000.00   $135,000.00   $1,204,000.00

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 8 of 8

     Section B.4                       FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004      $22,727.00      $0.00         $22,727.00

Award Fee Pool                         $2,273.00       $0.00         $2,273.00

Earned Award Fee                       $0.00           $0.00         $0.00

Total FPAF Amount                      $25,000.00      $0.00         $25,000.00

                                       FROM            BY            TO

Total Contract Price                   $2,805,346.90   $135,000.00   $2,940,346.90

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 7 PAGES
2.  AMENDMENT MODIFICATION NO. P00014
3.  EFFECTIVE DATE:  12 JAN 1999
4.  REQUISITION PURCHASE REQ. NO.  N/A
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Road
      Ft. Meade, Md 20755-6000
      Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
      DUNS: 050761998
      Litronic Inc.
      ATTN:  Bob Gray (949)851-1085
      2030 Main Street, Suite 1250
      Irvine, CA 92614-7240
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
|    | The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers |   | is extended,   |    | is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X) D.  OTHER (Specify type of modification and authority)
      FAR 43.103 (a) Bilateral Modification.
    E. IMPORTANT: Contractor |    | is not,  |X| is required to sign this
       document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
    A. The purpose of this modification is to move $275,000.00 of funds from Section B.4 to Section B.3.

   B. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)
       ROBERT J. GRAY
       V.P. PROD. DEV.
15B. CONTRACTOR/OFFEROR
BY   /S/ ROBERT GRAY
     ---------------
       (Signature of personal authorized to sign this form)
15C. DATE SIGNED 11 JAN 1999
16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)
       MARGARET M. QUASNY
       Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ MARGARET M. QUASNY
     (Signature of Contracting Officer)
16C..DATE SIGNED 1/22/99

                                                      MDA904.97-C-0424
                                                      P00014
                                                      Page 2 of 7

SECTION B - SUPPLIES/SERVICES AND PRICES is revised to include:

B.3 SUPPLIES/SERVICES (Date of Contract Modification P00009 - 30 September 1998)

                                                                                        UNIT
CLIN                ITEM DESCRIPTION            UNIT          QTY                      PRICE                 TOTAL

0001 The contractor shall furnish the            HRS         Gov't                       XXX
     necessary materials. facilities,                         From:  6,400
     equipments, supplies and services                        By: 1,803
     of skilled professional, technical                       To: 8,203
     and support personnel to fulfill
     the requirements set forth in the                          Cont'r 5,237
     Statement of Work entitled
     "Task Order for an
     Advanced Fortezza and
     Commercial Algorithm
     Smartcard, Version 2.3," dated 6
     October 1998.

0001AA            Program Manager                      X      XXX                    $118.06                  XXXX
0001AB            Sr. Electrical Engineer              X      XXX                    $ 75.41                  XXXX
0001AC            Electronic Technician                X      XXX                    $ 69.32                  XXXX
0001AD            Systems Analyst                      X      XXX                    $ 75.38                  XXXX
0001AE            Sr. Software Engineer                X      XXX                    $ 98.38                  XXXX
0001AF            Software Engineer                    X      XXX                    $ 62.60                  XXXX

     Total Amount CLIN 0001                                   Not-To-Exceed
     ACR. AC                                                  Government's Share                 From: $519,434.00
     ACR: AD                                                                                       By: $150,000.00
                                                                                                   To: $669,434.00
                                                              Contractor's Share                       $424,991.00

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 3 of 7

                                                                                             UNIT
CLIN      ITEM DESCRIPTION                       UNIT                  QTY                  PRICE            TOTAL
0002 Award Fee Pool, to be determined       For the Period
     in accordance with the Award Fee
     Determination Plan for Multi
     Level Information System
     Security Initiative Crypto Card
     System Analysis and Library and
     Driver Architecture and
     Development, dated 10 June 1997
     (Rev. 2). There shall be one
     evaluation for the period, date of
     contract modification - 30
     September 1998.  The contractor
     is authorized to bill for up to 50%
     of the available award fee ($), on
     a monthly basis in equal amounts.
     ACR:  AC                                                                                         From: $51,943.00
     ACR:  AD                                                                                           By: $15,000.00
                                                                                                        To: $66,943.00

0003 Travel                                 For the Job                Not-To-Exceed
     (Inclusive of Burdens)                                            Government's Share                    $8,371.00
     ACR:  AC                                                          Contractor's Share                     6,849.00

0004 Other Direct Costs                     For the Job                Not-To-Exceed
     (Inclusive of Burdens)
      ACR:  AC                                                         Government's Share           From:  $214,252.00
      ACR:  AD                                                                                      By:    $110,000.00
                                                                                                    To:    $324,252.00
                                                                       Contractor's Share                  $288,050.00

0005 Data, in accordance with the   For the Lot                        Not-Separately-Priced
     Contract Data Requirements
     List (CDRL), DD Form 1423,
     dated 13 February 1997
     ACR:  AC

         TOTAL NOT TO-EXCEED                                           Government's Share            From: $794,000.00
                   Total                                                                               By: $275,000.00
                                                                                                     To: $1,069,000.00
                                                                       Contractor's Share                  $721,890.00

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 4 of 7

B.4  SUPPLIES/SERVICES Option Year 2 Fiscal Year 1999 (1 October 1998-30
     ------------------------------------------------------------------
September 1999) is restated as follows:
--------------

                                                                                                 UNIT
CLIN                     ITEM DESCRIPTION                           UNIT            QTY          PRICE             TOTAL
0001   The contractor shall  furnish the necessary                  HRS    FromP:  2,553        XXX             $  258,727.00
       materials, facilities, equipment, supplies                          By:     (2,328)                       ($236,000.00)
       and services of skilled professional, technical                     To:     225                          $   22,727.00
       and support personnel to fulfill the requirements
       set forth in the Statement of Work entitled "Multi
       "Level Information System Security Initiative Crypto
       Card System Analysis and Library and Driver
       Architecture and Develoment," dated 10 January
       1977 and the documents referenced in Section C. The
       contractor's management shall provide for the effective
       timely and integrated implementation of contract requirements.


0001AA                          Program Manager            X                          XXX      $118.06             XXXX
0001AB                          Sr. Electrical Engineer    X                          XXX      $75.41              XXXX
0001AC                          Electronic Technician      X                          XXX      $69.32              XXXX
0001AD                          Systems Analyst            X                          XXX      $75.38              XXXX
0001AE                          Sr. Software Engineer      X                          XXX      $98.38              XXXX
0001AF                          Software Engineer          X                          XXX      $62.60              XXXX

       Total Amount CLIN 0001                                Not-To-Exceed                     From: $25,873.00
                                                                                               By:  ($236,000.00)
                                                                                               To:    $22,727.00
       ACR:  AD

0002   Award Fee Pool, to be determined in accordance        For the Period                    From: $258,727.00
       with the Award Fee Plan Plan for MultiLevel Information                                 By:   ($23,600.00)
       System Security Initiative Crypto Card System                                           To:     $2,273.00
       Analysis and Library and Driver Architecture and By:
       Development, dated 10 June 1997 (Rev. 2). If the
       Government exercises the options to extend the
       terms of the contract, there shall be an evaluation
       of performance at the conclusion of each option
       year.  The contractor is authorized to bill for up to
       50% of the available award fee on a monthly basis
       in equal amounts.
       ACR:  AD

0003   TRAVEL                     For the Job                Not-To-Exceed                     From:   $  12,900.00
       (Includes Applicable Burdens)                                                           By:    ($12,900.00)
       ACR:  AD                                                                                To:     $     0.00

0004  OTHER DIRECT COSTS         For the Job                Not-To-Exceed                      From: $2,500.00
      (Includes Applicable Burdens)                                                            By: ($2,500.00)
       ACR:  AD                                                                                To:  $    0.00

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 5 of 7

0005      Data, in accordance with the Contract   For the Lot   Not-Separately-Priced
          Data Requirements List (CDRL)
          Dated 13 February 1997
          ACR:  AD

          TOTAL NOT TO-EXCEED                                         From: $300,000.00
                                                                      By: ( $275,000.00)
                                                                      To:    $25,000.00

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

SECTION F - DELIVERIES OR PERFORMANCE

F.7 352.211-9004 PERIOD OF PERFORMANCE (APR 1989) is added:
    ---------------------------------------------

     Section B.3 of this contract shall extend from date of contract modification P00009 to 30 September 1998, unless performance is sooner terminated under the terms of the contract.
                                (End of Clause)

SECTION C - CONTRACT ADMINISTRATION DATA

G.l ACCOUNTING AND APPROPRIATION DATA ACR:  AD only, is restated as follows:
    ---------------------------------

ACR:  AA                                                                   Obligate
977/80400.4500 574E51 999-2520 S18119 03200106 IX 0000 X22 I20B
     Previously Obligated for Section B.1 CLINs 000l, 0003 and 0004      $  446,874.00
     Previously Obligated for Provisional Award Fee Payments             $        0.00
     Previously Obligated for Future Award Fee Payments                  $        0.00
     Previously Obligated for Award Fee Earned                           $   36,433.00
     Total Amount Previously Obligated ACR: AA                           $  483,307.00

ACR:  AB                                                                 Obligate
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I25D
     Previously Obligated for section B.2 CLINs 0001, 0003 and 0004      $1,151,319.20
     Previously Obligated for Provisional Award Fee Payments             $        0.00
     Previously Obligated for Future Award Fee Payments                  $        0.00
     Previously Obligated for Award Fee Earned                           $   76,720.70
     Total Amount Obligated ACR:  AB                                     $1,228,039.90

                                                   MDA904-97-C-0424
                                                   P00014
                                                   Page 6 of 7


ACR:  AC                                                                           Obligate
978/90400.4500 584E51 999-2550 S18119 04700100 IX 0000 X21 I25D
     Previously Obligated for section B.3 CLINs 0001, 0003 and 0004             $  742,057.00
     Previously Obligated for Provisional Award Fee Payments                    $   25,971.50
     Previously Obligated for Future Award Fee Payments                         $   25,971.50
     Total Obligated (PR: I6-98-3701-0000) ACR:  AC                             $  794,000.00

ACR:  AD                                                                        Obligate
979/00400.4500 594E51 999-2550 S18119 04700100 IX 0000 X21 I125D

     Previously Obligated for Section B.4 CLINs 0001, 0003 and 0004             $  274,127.00
     Deobligate This Action Section B.4 CLINs 0001, 0003 and 0004                ($251,400.00)
     Total Obligated for Section B.4 CLINs 0001, 0003 and 0004                  $   22,727.00

     Previously Obligated for Section B.3 CLINs 0001, 0003 and 0004             $        0.00
     Deobligate This Action Section B.3 CLINs 0001, 0003 and 0004               $  260,000.00
     Total Obligated for Section B.3 CLINs 0001, 0003 and 0004                  $  260,000.00

     Previously Obligated for Provisional Award Fee Payments Section B.4        $   12,936.50
     Deobligate this Action for Provisional Award Fee Payments Section B.4        ($11,800.00)
     Total Obligated for Provisional Award Fee Payments Section B.4             $    1,136.50

     Previously Obligated for Provisional Award Fee Payments Section B.3        $        0.00
     Deobligate this Action for Provisional Award Fee Payments Section B.3      $    7,500.00
     Total Obligated for Provisional Award Fee Payments Section B.3             $    7,500.00

     Previously Obligated for Future Award Fee Payments Section B.4             $   12,936.50
     Deobligate this Action for Future Award Fee Payments Section B.4             ($11,800.00)
     Total Obligated for Future Award Fee Payments Section B.4                      (1,136.50)

     Previously Obligated for Future Award Fee Payments Section B.3             $        0.00
     Deobligate this Action for Future Award Fee Payments Section B.3           $    7,500.00
     Total Obligated for Future Award Fee Payments Section B                    $    7,500.00

     Total Obligated (PR: I6-98-3701-0001) ACR:  AD                             $  300,000.00

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

     Funds in the amount of $33,471.50, for Section B.3; and $1,136.50, For Section B.4 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

                                              MDA904-97-C-0424
                                              P00014
                                              Page 7 of 7

C. As a result of the foregoing, the total contract price is restated as follows:

Section B.l                            FROM              BY              TO

Cost of CLINs 0001, 0003 and 0004      $  446,874.00   $        0.00    $  446,874.00

Award Fee Pool                         $        0.00   $        0.00    $        0.00

Earned Award Fee                       $   36,433.00   $        0.00    $   36,433.00

Total FPAF Amount                      $  483,307.00   $        0.00    $  483,307.00

     Section B.2                       FROM            BY               TO

Cost of CLINs 0001, 0003 and 0004      $1,151,319.20   $        0.00    $1,151,319.20

Award Fee Pool                         $        0.00   $        0.00    $        0.00

Earned Award Fee                       $   76,720.70   $        0.00    $   76,720.70

Total FPAF Amount                      $1,228,039.90   $        0.00    $1,228,039.90

     Section B.3                       FROM            BY               TO

Cost of CLINs 0001, 0003 and 0004      $  742,057.00   $  260,000.00    $1,002,057.00

Award Fee Pool                         $   51,943.00   $   15,000.00    $   66,943.00

Earned Award Fee                       $        0.00   $        0.00    $        0.00

Total FPAF Amount                      $  794,000.00   $  275,000.00    $1,069,000.00

     Section B.4                       FROM            BY               TO

Cost of CLINs 0001, 0003 and 0004      $  274,127.00    ($251,400.00)   $   22,727.00

Award Fee Pool                         $   25,873.00     ($23,600.00)   $    2,273.00

Earned Award Fee                       $        0.00   $        0.00    $        0.00

Total FPAF Amount                      $  300,000.00    ($275,000.00)   $   25,000.00

                                       FROM            BY               TO

Total Contract Price                   $2,805,346.90   $        0.00    $2,805,346.90

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES
2.  AMENDMENT MODIFICATION NO. P00013
3.  EFFECTIVE DATE:  15 DEC 1998
4.  REQUISITION PURCHASE REQ. NO.  N/A
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
     Maryland Procurement Office
     9800 Savage Road
     Ft. Meade, Md 20755-6000
     Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
     DUNS: 050761998
     Litronic Inc.
     ATTN:  Bob Gray  (949) 851-1085
     2950 Redhill Avenue
     Costa Mesa, CA 92626
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
|    | The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers |   | is extended,   |    | is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required) SEE SECTION G.1
Obligate $794,000.000
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE AD MINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
     C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X)  D.  OTHER (Specify type of modification and authority)
         FAR 43.103 (a) Bilateral Modification.
     E.  IMPORTANT: Contractor |    | is not,  |X| is required to sign this
         document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

   A. The purpose of this modification is to incorporate the requirements of the Statement of Work, entitled "Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, Version 2.3, dated 6 October 1998," into this contract and to extend the period of performance for Section B.3 at no additional cost.

   B. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)
       Robert J. Gray, VP. PROD. DEV.
       Director, Business Development
15B. CONTRACTOR/OFFEROR
BY   /S/ ROBERT GRAY
     ---------------
       (Signature of personal authorized to sign this form)
15C. DATE SIGNED 11/5/98
16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)
       MARGARET M. QUASNY
       Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ MARGARET M. QUASNY
   (Signature of Contracting Officer)

16C. DATE SIGNED 12/15/98

                                                   MDA904.97-C-0424
                                                   P00009
                                                   Page 2 of 3

SECTION B - SUPPLIES/SERVICES AND PRICES is revised to include:

B.3 SUPPLIES/SERVICES (Date of Contract Modification P00009 - 31 December 1998)

UNIT
CLIN       ITEM DESCRIPTION                     UNIT           QTY              PRICE          TOTAL
0001 The contractor shall furnish the            HRS         Gov't 6,400        XXX
     necessary materials. facilities,                        Cont'r 5,237
     equipments, supplies and services
     of skilled professional, technical
     and support personnel to fulfill
     the requirements set forth in the
     revised Statement of Work
     entitled "Task Order for an
     Advanced Fortezza and
     Commercial Algorithm
     Smartcard, Version 2.3," dated
     6 October 1998.

0001AA     Program Manager                      X      XXX               $    118.06   XXXX
0001AB     Sr. Electrical Engineer              X      XXX               $     75.41   XXXX
0001AC     Electronic Technician                X      XXX               $     69.32   XXXX
0001AD     Systems Analyst                      X      XXX               $     75.38   XXXX
0001AE     Sr. Software Engineer                X      XXX               $     98.38   XXXX
0001AF     Software Engineer                    X      XXX               $     62.60   XXXX

     Total Amount CLIN 0001                      Not-To-Exceed
     ACR. AC                                     Government's Share       $519,434.00
                                                 Contractor's Share       $424,991.00

0002 Award Fee Pool, to be determined            For the Period            $51,943.00
     in accordance with the Award Fee
     Determination Plan for Multi
     Level Information System
     Security Initiative Crypto Card
     System Analysis and Library and
     Driver Architecture and
     Development, dated 10 June
     1997 (Rev. 2). There shall be one
     evaluation for the period, date of
     contract modification - 31
     December 1998.  The contractor
     is authorized to bill for up to 50%
     of the available award fee, on
     a monthly basis in equal amounts.
     ACR:  AC

                                                   MDA904-97-C-0424
                                                   P00009
                                                   Page 3 of 3



                                                                    UNIT
CLIN  ITEM DESCRIPTION               UNIT             QTY           PRICE       TOTAL

0003  Travel                         For the Job     Not-To-Exceed
     (Inclusive of Burdens)                          Government's Share       $  8,371.00
      ACR:  AC                                       Contractor's Share       $  6,849.00

0004  Other Direct Costs            For the Job      Not-To-Exceed
     (Inclusive of Burdens)                          Government's Share       $214,252.00
      ACR:  AC                                       Contractor's Share       $288,050.00

0005 Data, in accordance with the   For the Lot      Not-Separately-Priced
     Contract Data Requirements
     List (CDRL), DD Form 1423,
     dated 13 February 1997
                                 ACR:  AC

     TOTAL NOT TO-EXCEED                    Government's Share                           $794,000.00
                 Total                      Contractor's Share                           $721,890,00


SECTION C - DESCRIPTION/SPECIFICATION WORK STATEMENTS is revised to include:

C.6 Statement of Work entitled, "Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, Version 2.3" dated 6 October 1998

SECTION F - DELIVERIES OR PERFORMANCE

F.7 352.211-9004 PERIOD OF PERFORMANCE (APR 1989) is revised as follows:

     Section B.3 of this contract shall extend from date of contract modification to 31 December 1998, unless performance is sooner terminated under the terms of the contract.
                                (End of Clause)


SECTION J - LIST OF ATTACHMENTS is revised to include:

J.5 Statement of Work entitled, "Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, Version 2.3," dated 6 October 1998, 17 pages (previously provided).


C.  As a result of the foregoing, the total contract price is unchanged.

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

                             FOR OFFICIAL USE ONLY



                    Task Order for an Advanced Fortezza and
                        Commercial Algorithm Smartcard



                                  Version 2.3
                                6 October 1998



                             FOR OFFICIAL USE ONLY

1.0  Introduction

     1.1  Introduction

     This task order establishes and defines the requirements for development of a FORTEZZA enhancement for a smartcard that incorporates both Government and commercial algorithms along with sufficient storage for certificates supporting both hierarchies and features for use with either the Government or commercial infrastructure(s). To date, many smartcards are being produced by a variety of vendors, but none have the storage capacity or performance required to easily operate using both Government and commercial algorithm suites. All are limited by the relatively slow operation of the ISO 7816 interface. Until a final name has been selected, this smartcard shall be referred to as the Forte' Smartcard.

     In addition to standard smartcard capabilities, the Forte' shall incorporate a dual interface feature in such a way as to operate as one would normally expect in a standard ISO 7816 compliant reader, while providing an enhanced mode for a Universal Serial Bus (USB) capable reader to transfer data to and from the smartcard at speeds much higher than now possible with the ISO 7816 interface. The smartcard processor shall also have an integral serial EEPROM interface so that a non-standard multi-chip smartcard can be developed at a future time.

     Likely the first of it's kind, this combination of storage space, performance, and fast interface will result in a true cryptographic processor smartcard. This is a substantial improvement over any card currently on the market. Present smartcards act as nothing more than fancy stored value cards that can perform public key and signature operations relatively faster than possible with software only operation, but they do little to provide security for the bulk symmetric encryption functions. They rely on software running on the untrusted host workstation to provide these services.

     The present FORTEZZA PC card provides a level of physical protection for storage of credentials as well as the bulk encryption operation. Analysis from the system perspective shows that this is highly desirable even when taking into consideration the limitations of operating on an untrusted host workstation. The Forte' Smartcard will provide the benefits of a low cost form factor while approaching the level of physical integrity of a PC card. The low cost and user acceptance of the smartcard form factor for secure credential storage in conjunction with the crypto processing provided by this smartcard will provide an ideal solution for the customer. Limitations as a result of mechanical flexibility and operating environment of the smartcard may hinder the ultimate physical security that can be achieved using membranes or other forms of active security barriers such as used with higher security PC cards, however, this may provide an interesting area for research beyond the scope of this effort.


================================================================================

                            FOR OFFICIAL USE ONLY                  Page 2 of 17

1.2  Terminology and Language

Within this task order, the terms "shall", "is required to", "must", and other imperative language obligates the contractor. The term "may", in association with actions of either the Government or the contractor, means those actions are optional.

1.3  Prior Versions of the SOW

Version 1.2 of this Statement of Work, dated 23 February 1998, made many references to the Hurricane smartcard processor being developed by VLSI Technology in partnership with the Government. For various reasons, both the Government and VLSI Technology have agreed that this is no longer in the interest of either party and have discontinued all work on the design. It is anticipated that many other vendors can meet or exceed the requirements for an acceptable replacement engine. Moreover, the Government recognizes that it would be preferable for the smartcard developer to be the primary responsible party for the development of the engine.

Development of the smartcard engine shall be incorporated in this effort and shall be the responsibility of the contractor. Details of the Hurricane design that the Government considers critical have been added to this SOW and the contractor should pay particular attention to these requirements as they are recent additions.

In the event there is a conflict or omission in this or any other document, whether part of the contract, this SOW, or part of a preliminary or informal discussion, the contractor shall immediately identify the conflict or omission to the Contracting Officer, in the form of a written communication, for resolution by the Government Program Office.

1.4  Background

In an effort to expand the options available to FORTEZZA customers such as the Defense Messaging System (DMS) the Government has opted to pursue development of complementary FORTEZZA enabled products including software only versions and smartcard enabled versions which incorporate most if not all of the FORTEZZA functions.

In addition to and in parallel with the expansion of FORTEZZA products, the Government recognizes that the future of cryptographic support will be based wherever possible on commercially available off the shelf security enabled applications. To that end, the Government is adding support for commercial algorithms to FORTEZZA enabled products in anticipation of the need to bridge the gap between full Government and full commercial operation. This is the primary reason for development of security products such as this FORTEZZA with Commercial Smartcard.

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 3 of 17

     1.5  Special Provision

     Successful operation of this smartcard will depend on a supporting library. The supporting library shall be developed in conjunction with the smartcard but no portion of a software only library, a "Software FORTEZZA", shall be developed or funded under this contracted effort.

2.0  Applicable Documents

     The following documents, or the latest released versions, shall be used as reference information.

     . Interface Control Document for the Fortezza Crypto Card, Revision P1.5, dated 22 December, 1994

     . Minimum Essential Requirements for the Fortezza Crypto Card, Revision 1.1, dated June 26, 1995

     . Cryptographic Interface Programmer's Guide for the Fortezza Crypto Card, Revision P1.52, dated 30 January 1996

     .  Fortezza Card Certification Test Plan, Revision 2.00, dated 10 January
        1995

     . Fortezza Card Certification Test Procedures, Revision 2.00, dated 7 April 1995

     .  Fortezza Card Certification Test Program ("LIBTEST.EXE"), dated 2 May
        1995

     .  "LIBTEST" User Reference Guide, Version 2.00, dated 7 April 1995

     . CAW Firmware Loading Interface and Requirements Specification, dated June 30, 1995

     . Firmware Implementation Guidelines for the Fortezza Crypto Card, Version 1.0, dated July 8, 1995

     .  Fortezza Application Implementors Guide, Version 1.52, dated 5 March
        1996

     . ISO Standard 7816-I through 7816-4, Identification Cards, latest released version

     .  Software FORTEZZA Concept of Operations, latest released version

     .  Software Fortezza Initialization, Version 0.4, dated December 9, 1997

     . Software Fortezza Initialization File ASN.1 Definition, Version I, dated November 19, 1997

     .  KEA and DSA Software Accelerator Study, Version 2, dated December 30,
        1997

     .  SKIPJACK Software Accelerator Study, Version 2, dated December 3, 1997

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 4 of 17

3.0  Technical Requirements

     3.1  General Requirements

     The contractor shall provide an Advanced Fortezza with Commercial Smartcard, the Forte' Smartcard, including all necessary libraries and utilities to be used in place of a Fortezza PCMCIA card, as used by current applications, providing that an appropriate smartcard reader is used. This task is for the purpose of producing a limited quantity of prototype of proof-of-concept units. Upon successful completion the Government may decide to pursue purchase of production quantities using another contract vehicle.

     3.2  FORTEZZA Compliance

     Reference the Fortezza ICD. The Forte' Smartcard and supporting library shall provide all of the functionality required to support the FORTEZZA ICD. Where the smartcard cannot meet the requirements of the ICD, the contractor shall immediately identify all variances in writing.

     The contractor shall be required to pass applicable Government FORTEZZA certification tests. Exceptions will be made for issues related to the performance and storage space of the smartcard. Final Government approval of the smartcard prototype design shall be required prior to final acceptance of the prototypes.

     3.3  ISO Compliance

     The contractor shall comply with applicable requirements of the ISO 7816 smartcard (Identification Card) specifications and standards. Should the contractor not be able to meet any of the requirements contained therein, the contractor shall immediately notify the Contracting Officer of any and all deviations, and shall not proceed until a waiver or other resolution has been approved by the Government.

     3.4  Smartcard Engine Requirements

     The following requirements shall be met by the contractor by subcontracting with an ASIC vendor. The contractor shall work with the Government to develop the final smartcard engine architecture but the following architectural blocks shall be considered essential unless otherwise agreed upon in writing. The contractor shall submit an architecture and design specification to the Government prior to engaging in any development with the subcontractor.
================================================================================

                            FOR OFFICIAL USE ONLY                  Page 5 of 17

The Government recognizes that there are significant limitations with respect to the die size of the engine. The goal shall be for the die size to be limited to 25mm/2/. The Government anticipates that this goal can be met with all of the specified blocks in the target technology of a 0.5 micron CMOS process. In any event, the Government and the contractor shall reach agreement on the final architecture of the design before the final smartcard engine specification is finalized. The contractor shall also investigate all options for using a standard size die as well as a larger than standard die size with appropriate stabilization or stiffener support on the smartcard before making a final recommendation.

     3.4.1  ISO 7816-3 Interface

     The Forte' Smartcard Engine (FSE) shall have a standard ISO 7816 interface. The only deviation shall be for an additional mode for fast interface operation. The USB interface shall reuse contacts in a way that does not interfere with ISO 7816 operation. The contractor shall be responsible for ensuring that dual functionality exists with neither affecting the other and where the interface is automatically and safely selected.

     3.4.2  USB Interface

     The contractor shall be required to incorporate a Universal Serial Bus
     (USB) interface. The same restrictions with respect to interoperability, standard compliance, and automatic configuration shall apply.

     3.4.3  Serial EEPROM Interface

     The contractor shall include a Serial EEPROM interface. The interface shall be able to detect the external memory or otherwise be able to be manually configured for operation. The interface shall support a minimum of address space for 1MByte of memory.

     The serial EEPROM interface shall not preclude encryption/decryption of information in the external EEPROM device under control of the on-board RISC processor, or the RISC processor and a hardware encryption engine.

     3.4.4  32 bit RISC Processor

     The contractor shall select a chip vendor that can provide a 32 bit RISC processor core.

     3.4.5  Encryption/Decryption Engines

     The contractor shall study the possibility of incorporating both encryption algorithms in hardware. The contractor shall make a recommendation based on an analysis of the anticipated use of the card for these operations and determine if full hardware support, partial hardware support, or software only operation will suffice.

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 6 of 17

            3.4.5.1   DES Engine

            The contractor shall use a DES engine that complies with the NIST certified specification.


            3.4.5.2  Skipjack Engine

            The contractor shall implement the Skipjack engine in compliance with existing Government documentation and the soon to be released NIST standard for Skipjack.

     3.4.6  Non-Deterministic Randomizer

     The hardware randomizer is one of the most critical elements of the smartcard engine. The contractor shall seek design guidance from the Government and shall incorporate a hardware randomizer that meets following requirements as a minimum:

     The randomizer design shall incorporate at least nine (9) oscillator rings.

     The clock or operating rate of each ring shall not be same as or a multiple of any other ring.

     None of the rings shall operate at or near the sample clock rate for the randomizer.

     The contractor shall ensure that the physical layout of the randomizer prevents inadvertent synchronization of the rings.

     The contractor shall be required to meet Government certification of the randomizer output. The Government shall provide an example design to the contractor if requested.

     3.4.7  Exponentiator/Multiplier

     The contractor shall incorporate an exponentiator or basic multiplier block into the design. This block shall enable math processing performance in excess of the current Government smartcard. The block shall be designed so that it does not place an arbitrary limit on the size of the base or exponent in an exponentiation operation. The size shall only be limited by the amount of memory available for storage of interim and final results. The contractor shall be required to perform operations using a maximum of 2K base and a 1024 bit exponent.

     3.4.8  Hardware Security and Anti-Tamper Features

     The contractor shall research the available security features that can be added to the engine. Several features routinely included in common smartcards include, under and over voltage

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 7 of 17
detectors, current masking, slow and fast clock detectors, and encrypted memory. The contractor shall incorporate as many security features as possible and shall submit a proposal along with the final design proposal to the Government. The Government shall provide detailed guidance as requested.

     3.4.9     Static RAM

     The contractor shall incorporate a minimum of 2KB of on-board static RAM.

     3.4.10    Masked ROM

     The contractor shall include a minimum of 8KB of masked ROM for storage of common routines, checks and bootup tests.

     3.4.11    FLASH Memory

     The contractor shall include a minimum of 16KB of on-board FLASH or EEPROM memory.

     3.4.12    Alarm Checks

     The contractor shall fully specify any alarms checks that are to be performed in hardware.

     3.4.13    Test Mode Bypasses

     The contractor shall identify any "undocumented" or test mode functions used for debugging. The contractor shall submit a report documenting such functions. The contractor shall be responsible for ensuring that an acceptable lock-out mechanism be put in place so that these modes cannot be tampered with beyond the prototype period.

3.5  Required Algorithms

The algorithms to be supported are the same as those which are required for FORTEZZA(R) compliance. Reference the applicable documents in Section 2.0.

     3.5.1     Distribution of Processing

     The following algorothims and functions shall be incorporated and/or performed primarily by hardware and firmware entirely resident on the smartcard when access to the smartcard is through use of a fast USB smartcard reader. The contractor shall include hardware macro blocks into the smartcard engine design to support the following provided that the engine die size can be restricted to the ISO 7816 limits. The contractor shall seek Government

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 8 of 17
     guidance and approval before finalizing the hardware design. Reference the smartcard engine requirements section.

            .    DSA and RSA signature operations

            . KEA, RSA, and Diffie-Hellman key development and exchange operations

            .    Random Number Generation

            .    Skipjack and DES encryption and decryption

            .    SHA-1 and MD5 hashing

     The following algorithms and functions shall be incorporated and/or performed primarily by hardware and firmware entirely resident on the smartcard when access to the smartcard is through use of a standard ISO 7816 smartcard reader. All other functions may, at the contractor's discretion, be performed either on the card or in the supporting library.

            .    DSA and RSA signature generation and verification

            .    KEA, RSA, and Diffie-Hellman key development operations

            .    Random Number Generation

     3.5.2  Algorithms Classification

     The Skipjack and KEA algorithms were declassified on 17 June 1998.

     The contractor shall be required to sign a Use and Non-Disclosure Agreement
     (NDA) with the Government that controls disclosure of algorithm and implementation details regardless of classification. The contractor shall be required to sign this agreement prior to starting any work on this effort. The contractor shall include any subcontractors as specified in the NDA prior to commencing work with them.

     3.5.3  Export Restrictions

     The Forte' Smartcard shall incorporate the Skipjack and KEA algorithms. Export restrictions may still apply. The contractor shall be required to follow all applicable export restrictions and laws that apply in addition to any other restrictions called for in the above referenced NDA.

     3.5.4  KEA Modes
================================================================================

                            FOR OFFICIAL USE ONLY                  Page 9 of 17

     The smartcard shall support both versions of KEA for on-line and e-mail applications in accordance with FORTEZZA ICD.

3.6  Infrastructure Support

     3.6.1  Fortezza Interoperability

     The contractor shall propose a method of "keying" or adding certificates to the Forte' Smartcard that is consistent and compatible with the existing FORTEZZA infrastructure. The contractor shall identify a specific means for both importing and exporting certificates and keys with the Forte' Smartcard.

     The contractor may propose a commercial method of providing this support but it must be interoperable and able to function as a subordinate in an/the existing hierarchy based on the NSM CAW. The proposal also must include details of the physical and logical interfaces to the smartcard.

     The contractor shall submit an infrastructure support plan for the Forte' Smartcard.

     The contractor shall prepare all infrastructure documentation such that it can be used as a standard or benchmark for future crypto smartcard vendors to follow. The plan shall allow for other implementations and shall not require any specific support from the architecture or design of this particular smartcard. The contractor shall propose an infrastructure support plan and shall work with the Government to coordinate with any ongoing smartcard standards in development, and shall be required to attain Government approval prior to delivery of prototype units.

     3.6.2  Certificate Storage

     The Forte' Smartcard shall be capable of holding a minimum of five (5) Version 3 X.509 certificates on board including the root certificate. Version 3 certificate sizes are variable, however, the contractor shall base storage estimates on a presumed maximum of 2048 bytes per certificate.

     The Forte' Smartcard shall be capable of storing a minimum of 3 RSA based certificates.

     The contractor shall be required to provide the above certificate storage space concurrently and shall not require reprogramming or off-card caching to take place in order to support the above requirements.

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 10 of 17

3.7  Security Mechanisms

The following security mechanisms are identified as critical functions and shall be firm requirements of the development:

     3.7.1  PIN Protection

     The contractor shall ensure that proper security checks and zeroization mechanisms are used on the card Personal Identification Number (PIN) to prevent exhaustion attacks.

     The contractor shall provide a flexible and configurable mechanism in conjunction with the proposed infrastructure support to allow for use of a "memphrase" in place of a PIN should the user's infrastructure support this operation. The contractor shall seek Government guidance with respect to this requirement.

     The contractor's design shall not preclude the memphrase from being populated with information from a biometric input device.

     3.7.2  Software Authentication

     The contractor shall propose a method of applying a signature to the supporting library software which the smartcard will verify upon initial invocation. The contractor shall identify options and alternatives for providing this functionality. Run-time checks past the point of invocation are not required.

     3.7.3  Randomizer

     The contractor shall use an on-chip hardware randomizer. At no time is it acceptable for randomization to be dependent on host platform interaction or support. The contractor shall ensure that the randomization performed on the smartcard is acceptable to the Government. Documentation and test data shall be provided to assure that the randomizer is non-deterministic and that it will operate in this manner in all expected operating conditions. The contractor shall identify in writing any special conditions, possible failure modes, or on-board firmware support required to achieve proper random operation.

     The contractor shall obtain Government approval of the randomizer operation prior to acceptance of prototype units.

     3.7.4  Key Wrapping

     The contractor shall provide the ability to wrap and export keys consistent with existing processes supported by the Fortezza PC card.

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 11 of 17

     3.7.5  NIST Certification

     The contractor shall obtain National Institute of Standards and Technology
     (NIST) Federal Information Processing Standards (FIPS) certification prior to delivery of production units. The certification shall be at a minimum of FIPS 140-1/Level 1.

3.8  Smartcard Engine Firmware Development

     The contractor shall be responsible for developing the processor level code for the smartcard engine. This may include but not be limited to base level functions such as math and memory management routines and would typically be contained in masked ROM.

     The contractor shall author appropriate tests to ensure that the engine that is delivered meets all performance and security specifications and that the resident firmware is free of errors.

3.9  Smartcard Firmware Development

     The contractor shall develop all firmware that is resident on the smartcard including any code that is not permanently contained in the smartcard engine. This code shall control operation of the smartcard in conjunction with the library and may contain features to support plug and play operation and configuration.

     The contractor shall include all necessary code to allow the smartcard to work in conjunction with the library, driver, and reader, such that automatic configuration of the smartcard interface can be accomplished.

3.10 Library Support

     3.10.1    Minimum Operation

     The contractor shall provide a supporting library which enables the Forte' Smartcard. The library shall also be compatible with the PCMCIA FORTEZZA in such a way that if a smartcard is not present, the library can be used to access a FORTEZZA PC card. The library shall be able to support a minimum of operation on Windows 95 and Windows NT 4.0 operating systems and shall support the MACI extensions.

     The library shall be capable of performing supporting operations in both the advanced interface and ISO 7816 modes of operation.

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 12 of 17

     3.10.2    Smartcard/Library Interaction

     The contractor shall specify and document all handshaking that occurs between the library and the smartcard such as that required for configuration or plug and play operation. This specification shall be freely distributable.

3.11 Driver Support

The contractor shall provide a driver to enable operation of the Forte' Smartcard in conjunction with the supporting library. This driver, or a combination of drivers, shall be capable of operation with a range of standard ISO 7816 smartcard readers. The driver(s) shall also be capable of operating with an advanced USB smartcard reader that the contractor anticipates developing.

It is highly desirable that the drivers be combined into the same unit of code in a way that the driver, or driver in combination with the reader and/or library, recognizes the reader resources that are available and automatically configures for the highest performance operation. This type of operation has implications for the level of security that the user can rely upon and it may be appropriate for some sort of interaction with the user's application to provide an indication of the level of support provided. There is no firm requirement for this sort of interaction and the contractor shall work with the Government to identify possible options for enabling this functionality.

In the absence of the above configurability, the contractor shall be required to deliver separate drivers to be configured by the user at the time of installation.

3.12 Firmware Functionality Waivers

The following functions which are typically implemented in firmware have been recently put forward as waivers to the standard FORTEZZA requirements. The contractor shall seek further guidance and documentation from the Government.

     3.12.1    Firmware Update Command

     The Firmware Update Command shall be designed such that a user logged on to the Forte' Smartcard in USER mode will be authorized to update the firmware with a new firmware version containing a valid card manufacturer's signature.

     3.12.2    InstallX Command

     The InstallX command shall operate consistent with the description in the cited document.

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 13 of 17

     3.12.3    CFB8/CFB16 Modes

     The modem support modes shall operate consistent with the description in the cited document.

3.13 Testing

The Forte' Smartcard shall be required to pass all applicable library and certification tests frequently referred to as the CSC test suite for FORTEZZA functionality. Because of the difference between a full PCMCIA and smartcard implementation, discrepancies will exist and must be brought to the attention of the Government in form of written communication from the contractor.

The contractor shall develop and propose a means for fully testing the smartcard's capabilities, including the commercial algorithms. Testing the Forte' Smartcard with security enabled commercial applications as a primary means of testing is acceptable. The contractor shall author and deliver an overall test plan.

The contractor shall be required to perform all testing identified above, and must attain written Government approval, prior to final acceptance of the prototypes.

     3.13.1    Prototype Units

     The contractor shall deliver ten (10) alpha prototype units to the Government. These prototype units should be designed so that extensive functional and security tests may be performed on them. The prototypes shall be constructed using standard commercial practices and design techniques commonly referred to as a "breakout board". The contractor shall submit a proposal for their design to the Government for approval.

     The contractor shall deliver an additional one hundred (100) beta prototype units constructed as standard smartcards.

     3.13.2    Smartcard Readers

     The contractor shall be required to deliver one hundred (100) USB enabled smartcard readers. The readers shall be able to access the USB interface on the Forte' smartcard and shall have a high-speed interface to the host which may also be USB compliant.

     3.13.3    Demonstration of Fortezza Interoperability

     The contractor shall demonstrate interoperability between all possible pairings of the latest released version of the following:
================================================================================

                            FOR OFFICIAL USE ONLY                  Page 14 of 17

               .    FORTEZZA PCMCIA Card

               .    Forte' Smartcard

               .    Software FORTEZZA

     3.13.4    Demonstration of Commercial Operation

     Upon completion of the alpha prototypes and all above tests, the contractor shall demonstrate operation of the cards using a security enabled commercial application of the contractor's choice. The contractor shall demonstrate the operation of all on-board commercial algorithms.

     3.13.5    Demonstration of Advanced Features

               3.13.5.1  USB Interface

               Prior to delivery of the beta prototype units and readers, the contractor shall show operation of the Forte' Smartcard in combination with the advanced USB reader, performing all applicable Fortezza functions.

               3.13.5.2  Serial EEPROM Interface

               The contractor shall show operation of the serial EEPROM interface by incorporation with one or more alpha prototype units. The contractor shall show that the smartcard engine, in combination with on-board firmware, is capable of accessing a standard serial EEPROM device. The EEPROM device shall contain 1MByte or more of memory.

4.0  Documentation

The contractor shall provide an interface description (ICD), an application implementors guide (AIG), and the equivalent of a CI programmer's guide (CIPG), describing the smartcard interface and operations. All documentation shall be created using best commercial practices and it may be based upon current Fortezza documentation. These shall be freely distributable.

The contractor shall provide as required, detailed design information necessary for the Government to perform a security analysis of the card implementation. Detailed design information shall include all information such as electronic schematics and software source code. This information will be handled as proprietary and used for evaluation purposes only.

5.0  Deliverables and Schedule

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 15 of 17


The following milestones and delivery dates shall be met by contractor:
          .        Test plan for the Forte' Smartcard                                1 Month ADAD

          .        Infrastructure support plan                                      2 Months ADAD

          .        Preliminary smartcard engine design specification                2 Months ADAD

          .        Final smartcard engine design specification                      3 Months ADAD

          .        Name and labeling submission and approval                        4 Months ADAD

          .        Prototype smartcard engine available                             6 Months ADAD

          .        Smartcard FORTEZZA(R) ICD                                        6 Months ADAD

          .        Smartcard FORTEZZA(R) CIPG                                       6 Months ADAD

          .        Smartcard FORTEZZA(R) AIG                                        6 Months ADAD

          .        Randomizer test report and test data                             7 Months ADAD

          .        Operational demonstration and 10 alpha prototype units           9 Months ADAD

          .        Alpha library and driver                                         9 Months ADAD

          .        Detailed design documentation, source code, etc.                10 Months ADAD

          .        Smartcard personalization plan                                  11 Months ADAD

          .        100 beta smartcards and readers                                 11 Months ADAD

          .        Beta library and driver                                         11 Months ADAD

          .        Fortezza interoperability demonstration                         12 Months ADAD

          .        Commercial operation demonstration                              13 Months ADAD

          .        Web page support                                                14 Months ADAD

          .        Customer support plan                                           14 Months ADAD

          .        Final library and driver set                                    15 Months ADAD

          .        Contractor begins commercial sales                              15 Months ADAD


6.0  Warranty and Support
================================================================================

                            FOR OFFICIAL USE ONLY                  Page 16 of 17

The contractor shall provide warranty for prototype smartcard units, supporting library, and readers for a period of 12 months after delivery. The 12 month period of warranty shall also include web based support for user installation, operation, and updates. The contractor shall provide for commercial fee for service support of the product after the initial 12 month period. Support may be provided by one or more services including phone support and/or web based support. The plan detailing the contractor's support shall be required according to the schedule in Section 5.0.

7.0  Packaging and Labeling

     7.1    Labeling

     The contractor shall design a new label or silkscreen for the cards such that it can still be identified as FORTEZZA (R) compatible, but it shall be easily discernible that it is different from any existing commercial smartcard. The contractor shall propose a name and label design to be approved by the Government prior to delivery of alpha prototype units.

     7.2  Personalization

     The contractor shall design the aforementioned label/silkscreen in such a way as to not preclude or interfere with the addition of a picture and 2 line embossing as is possible with smartcard personalization tools. The contractor shall submit in writing a detailed plan for personalization of the smartcards prior to delivery of beta prototypes. The contractor shall not be required to deliver the personalization tools as part of this task.

     7.3  Magnetic Stripe

     The contractor shall manufacture the beta prototype cards with a magnetic stripe on the reverse side in accordance with commercial standards. The magnetic stripe shall be unprogrammed at time of delivery.

8.0  Program Reviews

     TBD.

================================================================================

                            FOR OFFICIAL USE ONLY                  Page 17 of 17

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE
PAGE 1 OF 5 PAGES

2.  AMENDMENT MODIFICATION NO. P00012

3.  EFFECTIVE DATE:  30 OCT 1998

4.  REQUISITION PURCHASE REQ. NO.  N/A
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
    Maryland Procurement Office
       9800 Savage Road
       Ft. Meade, Md 20755-6000
       Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
       DUNS: 050761998
       Litronic Inc.
       ATTN:  Mark Watterson (703-905-9700)
       2950 Redhill Avenue
       Costa Mesa, CA 92626
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
|    | The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers |   | is extended,   |    | is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   SEE SECTION G.1
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X)  D. OTHER (Specify type of modification and authority)
        352.216-9007 Notice: Award Fee Funding and Award Fee Determination Plan
     E. IMPORTANT: Contractor |X| is not, | | is required to sign this document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
     A. The purpose of this modification is to recognize the amount of award fee earned during the second evaluation period, 1 October 1997 through 30 September 1998 (Section B.2, CLIN 0002), in accordance with the award fee determination plan dated 10 June 1997 (Rev.2). The contractor has earned a score of 87.5 for the period and, therefore, shall earn 87.5% of the available award pool for the period $87,680.80, for a total amount of $76,720.70. Interim award fee payments in the amount of $43,840.40 have been made available for payment during the period. The contractor is hereby authorized to invoice for the remaining balance of $32,880.30.
   B. Accordingly, this contract is hereby modified as follows. (Continues on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)
         ROBERT J. GRAY
15B. CONTRACTOR/OFFEROR
BY   /S/ ROBERT GRAY
     ---------------
         (Signature of personal authorized to sign this form)
15C. DATE SIGNED 10/30/98
16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)
         MARGARET M. QUASNY
         Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ MARGARET M. QUASNY
   (Signature of Contracting Officer)
16C. DATE SIGNED 10/30/98

                                                   MDA904.97-C-0424
                                                   P00012
                                                   Page 2 of 5

SECTION B - SUPPLIES/SERVICES AND PRICES is revised to include:

B.3 SUPPLIES/SERVICES (Date of Contract Modification P00009 - 30 September 1998)

                                                                   UNIT
CLIN      ITEM DESCRIPTION                  UNIT            QTY    PRICE         TOTAL
0001  The contractor shall furnish the      HRS           9,404     XXX           $876,808.87
      necessary materials. facilities,
      equipments, supplies and services
      of skilled professional, technical
      and support personnel to fulfill
      the requirements set forth in the
      Statement of Work for Multi
      Level Information System Sec-
      urity Initiative Crypto Card Sys-
      tem Analysis and Library and
      Driver Architectcure and Devel-
      opment, dated 10 January 1997.

0001AA    Program Manager                   X               XXX     $118.06    XXXX
0001AB    Sr. Electrical Engineer           X               XXX     $ 75.41    XXXX
0001AC    Electronic Technician             X               XXX     $ 69.32    XXXX
0001AD    Systems Analyst                   X               XXX     $ 75.38    XXXX
0001AE    Sr. Software Engineer             X               XXX     $ 98.38    XXXX
0001AF    Software Engineer                 X               XXX     $ 62.60    XXXX

     Total Amount CLIN 0001                                 Not-To-Exceed               $876,808.87
     ACR:  AB

0002 Award Fee Earned                       For the Period                         From: $87,680.80
     ACR:  AB                                                                       By: ($10,960.10)
                                                                                     To: $76,720.70
                                                                                     To: $66,943.00

0003 Travel                               For the Job       Not-To-Exceed                 $3,347.56
     (Inclusive of Burdens)
     ACR:  AC

0004 Other Direct Costs                   For the Job       Not-To-Exceed               $271,162.77
     (Inclusive of Burdens)
     ACR:  AB

0005 Data, in accordance with the Con-    For the Lot            Not-Separately-Priced
     tract Data Requirements List
     (CDRL), DD Form 1423, dated
     13 February 1997
     ACR:  AB

                                                   MDA904.97-C-0424
                                                   P00012
                                                   Page 3 of 5


CLIN           ITEM DESCRIPTION           UNIT         QTY       PRICE        TOTAL
               TOTAL NOT TO-EXCEED                                            From: $1,239,000.00
                           Total                                                 By: ($10,960.10)
                                                                                To: $1,228,039.90


SECTION G - CONTRACT ADMINISTRATION DATA

G.l ACCOUNTING AND APPROPRIATION DATA ACR:  AB  only, is revised as follows:
---------------------------------------------------------------------------
ACR:  AA                                                                               Obligate
977/80400.4500 574E51 999-2520 S18119 03200106 IX  0000 X22 I20B
     Previously Obligated for Section B.1 CLINs 000l, 0003 and 0004                    $  446,874.00
     Previously Obligated for Provisional Award Fee Payments                           $0.00
     Previously Obligated for Future Award Fee Payments                                $0.00
     Previously Obligated for Award Fee Earned                                         $36,433.00
     Total Amount Previously Obligated ACR: AA                                         $483,307.00

ACR:  AB                                                                               Obligate
978/90400.4500 584E51 999-2520 S18119 04700400 IX  0000 X22 I25D
PR: I6-97-2093-0003, I6-97-2093-0004 and
 I6-97-2093-0005
     Previously Obligated for section B.2 CLINs 0001, 0003 and 0004                    $1,151,319.20
     Previously Obligated for Provisional Award Fee Payments                           $43,840.40
     Deobligate This Action for Provisional Award Fee Payments                         ($43,840.40)
     Total Obligated for PRovisional Award Fee Payments                                $0.00

     Previously Obligated for Future Award Fee Payments                                $43,840.40
     Obligate This Action for Future Award Fee Payments                                ($43,840.40)
     Total Obligated for Future Award Fee Payments                                     $0.00

     Previously Obligated for Award Fee Earned                                         $0.00
     Obligate This Action for Award Fee Earned                                         $76,720.70
     Total Obligated for Award Fee Earned                                              $76,720.70

     Total Amount Previously Obligated ACR:  AB                                        $1,239,000.00
     Deobligate This Action ACR:  AB                                                   ($10,960.10)
     Total Amount Obligated ACR:  AB                                                   $1,228,039.90

                                                   MDA904-97-C-0424
                                                   P00012
                                                   Page 4 of 5

ACR:  AC                                                                   Obligate
978/90400.4500 584E51 999-2550 S18119 04700100 IX 0000 X21 I25D
 Previously Obligated for section B.3 CLINs 0001, 0003 and 0004            $742,057.00
 Previously Obligated for Provisional Award Fee Payments                   $25,971.50
 Previously Obligated for Future Award Fee Payments                        $25,971.50
 Total Obligated (PR: I6-98-3701-0000) ACR:  AC                            $794,000.00

ACR:  AD                                                                   Obligate
979/00400.4500 594E51 999-2550 S18119 04700100 IX 0000 X21 I125D
PR: I6-98-3701-0001
 Previously Obligated for Section B.4 CLINs 0001, 0003 and 0004            $274,127.00
 Obligate This Action for Provisional Award Fee Payments                   $12,936.50
 Obligate This Action for Future Award Fee Payments                        $12,936.50
 Total Obligated ACR:  AD                                                  $300,000.00

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

     Funds in the amount of $25,971.50, for Section B.3; and $12,936.50, for Section B.4 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

C. As a result of the foregoing, the total contract price is restated as follows:


Section B.l                            FROM          BY         TO
Cost of CLINs 0001, 0003 and 0004      $446,874.00   $0.00      $446,874.00

Award Fee Pool                         $0.00         $0.00      $0.00

Earned Award Fee                       $36,433.00    $0.00      $36,433.00

Total FPAF Amount                      $483,307.00   $0.00   $483,307.00

                                          MDA904-97-C-0424
                                          P00012
                                          Page 5 of 5


     Section B.2                         FROM               BY                   TO
Cost of CLINs 0001, 0003 and 0004        $1,151,319.20       $0.00                $1,151,319.20

Award Fee Pool                           $87,680.80          ($87,680.80)         $0.00

Earned Award Fee                         $0.00               $76,720.70           $76,720.70

Total FPAF Amount                        $1,239,000.00       ($10,960.10)         $1,228,039.90

     Section B.3                         FROM                BY                   TO

Cost of CLINs 0001, 0003 and 0004        $742,057.00         $0.00                $742,057.00

Award Fee Pool                           $51,943.00          $0.00                $51,943.00

Earned Award Fee                         $0.00               $0.00                $0.00

Total FPAF Amount                        $794,000.00         $0.00                $794,000.00

     Section B.4                         FROM                BY                   TO

Cost of CLINs 0001, 0003 and 0004        $274,127.00         $0.00                $274,127.00

Award Fee Pool                           $25,873.00          $0.00                $25,873.00

Earned Award Fee                         $0.00               $0.00                $0.00

Total FPAF Amount                        $300,000.00         $0.00                $25,000.00

                                         FROM                BY                   TO

Total Contract Price                     $2,805,346.90       ($10,960.10)         $2,805,346.90

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

                         Performance Evaluation Board
                                Recommendations

                                      for

              System Analysis and Library Driver Architecture and
                                  Development

                                   Award Fee

                              Option 1 Award Fee
                                (Litronic Inc.)

                                5 October, 1998

The Performance Evaluation Board discussed Litronic, Inc.'s performance during the base year award fee period via informal meetings. The conclusions reached are summarized as follows.

TECHNICAL

Staffing:

       . Skilled personnel were immediately assigned to all tasks, and all subtasks appear to have been well managed.

       Rating: EXCELLENT

Performance
       . System Engineering produced a flexible architecture that was able to respond to numerous problems.

       . Few of the bugs in the CI Library 1.52b were the result of any deficiency in Litronic's test engineering process. While Litronic's Software Engineering Process is not perfect, it certainly was capable of responding to this particular debugging exercise.

       .       Litronic is responsive in addressing support concerns.
       .       Litronic communicates problems and concerns very well with the
               Program Office.

       Rating: EXCELLENT

Schedule:
       . The contractor had some difficulty in meeting the schedule for CI Library 1.52b.

       Rating: GOOD

COST
       .       Litronic effectively controlled program costs.
       .       No problems were evident in Litronic's billing procedures.

       Rating: GOOD

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 9 PAGES
2.  AMENDMENT MODIFICATION NO. P00011
3.  EFFECTIVE DATE:  30 OCT 1998
4.  REQUISITION PURCHASE REQ. NO.  N/A
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
     Maryland Procurement Office
     9800 Savage Road
     Ft. Meade, Md 20755-6000
     Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
     DUNS: 050761998
     Litronic Inc.
     ATTN:  Mark Watterson (703-905-9700)
     2950 Redhill Avenue
     Costa Mesa, CA 92626
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
|    | The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers |   | is extended,   |    | is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)   SEE SECTION G.1  Obligate
$300,000.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM
        10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X)  D. OTHER (Specify type of modification and authority)
        FAR 43.103 (a) Bilateral Modification.
     E. IMPORTANT: Contractor |    | is not,  |X| is required to sign this
        document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
    A.  The purpose of this modification is to:

     1.  restate Section H.13 Option to Extend the Term of the Contract; and
     2. exercise a portion of the option under Section H.13 paragraph (b) Option Year 2 - Fiscal Year 1999, in the FPAF amount of $300,000.00.

   B.  Accordingly, this contract is hereby modified as follows.
(Continued on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)
     Paul R. Johnson
     Director, Special Projects

15B. CONTRACTOR/OFFEROR
BY   /S/ PAUL R. JOHNSON
     -------------------
     (Signature of personal authorized to sign this form)

15C. DATE SIGNED 28 OCT 1998

16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)

     MARGARET M. QUASNY
     Contracting Officer
16B. UNITED STATES OF AMERICA

BY   /S/ MARGARET M. QUASNY
   (Signature of Contracting Officer)



16C.DATE SIGNED 10/30/98

                                              MDA904.97-C-0424
                                              P00011
                                              Page 2 of 9

PART 1 - Restate Section H.13 Option to Extend the Term of the Contract

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.13 52.217-9001 OPTION TO EXTEND THE TERM OF THE CONTRACT (OCT 1993) is restated as follows to allow greater flexibility in exercising the option:

(a) The Government may unilaterally extend the term of this contract by written notice to the Contractor within 60 days following the President's signing of the annual Appropriations Act or October 1, whichever is later, for each respective option, provided that the Contracting Officer has given preliminary notice, in writing, to the Contractor, of the Government's intent to renew, in any portion and from time to time, at least 60 days prior to the expiration date of the current period of performance. Such preliminary notice will not be deemed to commit the Government to renewals. If the Government exercises this right to renew, the contract, as renewed shall be deemed to include this option clause. The total duration of this contract, including the exercise of any option to renew under this clause, shall not exceed 36 months.

(b) The composition of the total man-hours of direct labor and other direct costs for each option is as follows:

OPTION YEAR 2 - FISCAL YEAR 1999 (1 October 1998 - 30 September 1999)

                                                                                              UNIT
CLIN   SUPPLIES/SERVICES                                               UNIT         QTY       PRICE           TOTAL
0001   The contractor shall furnish the necessary                                   6838       XXX            $645,526.00
       materials, facilities, equipment, supplies
       and services of skilled professional, technical
       and support personnel to fulfill the requirements
       set forth in the Statement of Work entitled "Multi
       Level Information System Security Initiative Crypto
       Card System Analysis and Library and Driver
       Architecture and Development," dated 10 January
       1977 and the documents referenced in Section C. The
       contractor's management shall provide for the effective
       timely and integrated implementation of contract requirements.

0001AA       Program Manager                                              X           XXX       $118.06         XXXX
0001AB       Sr. Electrical Engineer                                      X           XXX       $ 75.41         XXXX
0001AC       Electronic Technician                                        X           XXX       $ 69.32         XXXX
0001AD       Systems Analyst                                              X           XXX       $ 75.38         XXXX
0001AE       Sr. Software Engineer                                        X           XXX       $ 98.38         XXXX
0001AF       Software Engineer                                            X           XXX       $ 62.60         XXXX

 Total Amount CLIN 0001                                             Not-To-Exceed                     $645,526.00

0002   Award Fee Pool, to be determined in accordance                 For the Period                  $ 64,553.00
    with the Award Fee Plan Plan for MultiLevel Information
    System Security Initiative Crypto Card System
    Analysis and Library and Driver Architecture and
    Development, dated 10 June 1997 (Rev. 2). There
    shall be one evaluation of performance at the end of
    the  period of performance (Date of contract award through
    30 September 1997.) If the Government exercises the
    options to extend the term of the contract, there
    shall be an

                                                                MDA904.97-C-0424
                                                                P00011
                                                                Page 3 of 9



 evaluation of performance at the conclusion of each option year. The contractor is authorized to bill for up to 50% of the available award fee on a monthly basis in equal amounts.

0003    TRAVEL                                    For the Job   Not-To-Exceed                      $ 32,000.00
 (Includes Applicable Burdens)

0004    OTHER DIRECT COSTS                        For the Job   Not-To-Exceed                      $  6,400.00
 (Includes Applicable Burdens)

0005    Data in accordance with the contract      For the Lot   Not-Separately Priced
 Data Item Requirements List (CDRL)
 Dated 13 February 1997.

 TOTAL NOT-TO-EXCEED                                                                               $748,479.00

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

PART 2 - Exercise a Portion of Option Year 2 - Fiscal Year 1999

SECTION B - SUPPLIES/SERVICES AND PRICES

CLIN    SUPPLIES/SERVICES                                             UNIT      QTY        UNIT
                                                                                           PRICE   TOTAL
0001    The contractor shall furnish the necessary                    HRS       2,553      XXX     $258,727.00
        materials, facilities, equipment, supplies
        and services of skilled professional, technical
        and support personnel to fulfill the requirements
        set forth in the Statement of Work entitled "Multi
        Level Information System Security Initiative Crypto
        Card System Analysis and Library and Driver
        Architecture and Development," dated 10 January
        1977 and the documents referenced in Section C. The
        contractor's management shall provide for the effective
        timely and integrated implementation of contract requirements.

0001AA  Program Manager                                                  X     XXX        $118.06   XXXX
0001AB  Sr. Electrical Engineer                                          X     XXX        $ 75.41   XXXX
0001AC  Electronic Technician                                            X     XXX        $ 69.32   XXXX

                                                   MDA904.97-C-0424
                                                   P00011
                                                   Page 4 of 9

0001AD      Systems Analyst                                                X         XXX      $75.38            XXXX
0001AE      Sr. Software Engineer                                          X         XXX      $98.38            XXXX
0001AF      Software Engineer                                              X         XXX      $62.60            XXXX

 Total Amount CLIN 0001                                             Not-To-Exceed                         $258,727.00
 ACR:  AD

0002   Award Fee Pool, to be determined in accordance                                    For the Period    $25,873.00
 with the Award Fee Plan Plan for MultiLevel Information
 System Security Initiative Crypto Card System
 Analysis and Library and Driver Architecture and
 Development, dated 10 June 1997 (Rev. 2).  If the
 Government exercises the options to extend the
 term of the contract, there shall be an evaluation
 of performance at the conclusion of each option
 year.  The contractor is authorized to bill for up to
 50% of the available award fee on a monthly basis
 in equal amounts.

0003      TRAVEL                                                    For the Job           Not-To-Exceed    $12,900.00
     (Includes Applicable Burdens)
      ACR:  AD

0004      OTHER DIRECT COSTS                                        For the Job           Not-To-Exceed     $2,500.00
     (Includes Applicable Burdens)
      ACR:  AD

0005      Data in accordance with the contract                      For the Lot           Not-Separately Priced
 Data Item Requirements List
  (CDRL)
 Dated 13 February 1997.
 ACR:  AD

 TOTAL NOT-TO-EXCEED                                                                                        $300,000.00


NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

SECTION F - DELIVERIES OR PERFORMANCE

F.6 352.211-9004 PERIOD OF PERFORMANCE (OCT 1990)

   This contract shall extend from the date of contract award to 30 September 1999, unless performance is sooner terminated under the contract.

                                                   MDA904.97-C-0424
                                                   P00011
                                                   Page 5 of 9

SECTION G - CONTRACT ADMINISTRATION DATA

G.l ACCOUNTING AND APPROPRIATION DATA ACR:  AB only, is revised as follows:
    ---------------------------------

ACR:  AA                                                                 Obligate
977/80400.4500 574E51 999-2520 S18119 03200106 IX 0000 X22 I20B
   Previously Obligated for Section B.1 CLINs 000l, 0003 and 0004      $  446,874.00
   Previously Obligated for Provisional Award Fee Payments             $        0.00
   Previously Obligated for Future Award Fee Payments                  $        0.00
   Previously Obligated for Award Fee Earned                           $   36,433.00
   Total Amount Previously Obligated ACR: AA                           $  483,307.00


ACR:  AB                                                               Obligate
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I25D
   Previously Obligated for section B.2 CLINs 0001, 0003 and 0004      $1,151,319.20
   Previously Obligated for Provisional Award Fee Payments             $   43,840.40
   Previously Obligated for Future Award Fee Payments                  $   43,840.40

   Total Amount Previously Obligated (PR: I6-97-2093-0003)             $  850,000.00
   Total Amount Previously Obligated (PR: I6-97-2093-0004)             $  205,000.00
   Total Amount Previously Obligated (PR: I6-97-2093-0005)             $  184,000.00
   Total Amount Obligated ACR: AB                                      $1,239,900.00

ACR:  AC                                                               Obligate
978/90400.4500 584E51 999-2550 S18119 04700100 IX 0000 X21 I25D
   Previously Obligated for section B.3 CLINs 0001, 0003 and 0004      $  742,057.00
   Previously Obligated for Provisional Award Fee Payments             $   25,971.50
   Previously Obligated for Future Award Fee Payments                  $   25,971.50
   Total Obligated (PR: I6-98-3701-0000) ACR:  AC                      $  794,000.00

                                                   MDA904.97-C-0424
                                                   P00011
                                                   Page 6 of 9

ACR:  AD                                                                   Obligate
979/00400.4500 594E51 999-2550 S18119 04700100 IX 0000 X21 I125D
 Obligate This Action for Section B.4 CLINs 0001, 0003 and 0004            $274,127.00
 Obligate This Action for Provisional Award Fee Payments                   $ 12,936.50
 Obligate This Action for Future Award Fee Payments                        $ 12,936.50
 Total Obligated (PR: I6-98-3701-0001) ACR:  AD                            $300,000.00

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

   Funds in the amount of $43,840.40, for Section B.2; $25,971.50, for Section B.3; and $12,936.50 for Section B.4 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

G.4 352.216-9003 INVOICING AND PAYMENT (OCT 1993) is revised as follows:

   Invoices shall be submitted to:
                    CONTRACTS-ACCOUNTS PAYABLE
                    FINANCE AND ACCOUNTING OFFICE
                    PO BOX 400 (MDA904-97-C-0424)
                    FT MEADE MD 20755-6000

   Through:  Mark Altizer, X21, FANX III
          Contracting Officer's Representative
          MDA904-97-C-0424
          9800 Savage Road
          Fort George G. Meade, MD 20755-6000

   Copy to:  MARYLAND PROCUREMENT OFFICE
          ATTN: N141 (MDA904-97-C-0424)
          9800 SAVAGE RD
          FT MEADE MD 20755-6720

NOTE: Invoices are subject to verification by the Contracting Officer's Representative(s) (CORs) that the actual ex-penses for the billing period have been incurred.


SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.13 52.217-9001 OPTION TO EXTEND THE TERM OF THE CONTRACT (OCT 1993) is restated as follows to allow greater flexibility in exercising the option:

(a) The Government may unilaterally extend the term of this contract by written notice to the Contractor within 60 days following the President's signing of the annual Appropriations Act or October 1, whichever is later, for each respective option, provided that the Contracting Officer has given preliminary notice, in writing, to the Contractor, of the Government's intent to renew, in any portion and from time to time, at least 60 days prior to the expiration date of the current period of performance. Such preliminary notice will not be deemed to commit the Government to renewals. If the Government exercises this right to renew, the contract, as renewed shall be deemed to include this option

                                                   MDA904.97-C-0424
                                                   P00011
                                                   Page 7 of 9

clause. The total duration of this contract, including the exercise of any option to renew under this clause, shall not exceed 36 months.

(b) The composition of the total man-hours of direct labor and other direct costs for each option is as follows:

OPTION YEAR 2 - FISCAL YEAR 1999 (1 October 1998 - 30 September 1999) is restated to reduce the option by the portion being exercised:


                                                                                                UNIT
CLIN          ITEM DESCRIPTION                                UNIT               QTY            PRICE              TOTAL
0001      The contractor shall furnish the necessary          HRS              From: 6838       XXX             From: $645,526.00
       materials, facilities, equipment, supplies                              By: (2553)                       By: ($258,727.00)
       and services of skilled professional, technical                         To: 4285                          To: $386,799.00
       and support personnel to fulfill the requirements
       set forth in the Statement of Work entitled "Multi
       "Level Information System Security Initiative Crypto
       Card System Analysis and Library and Driver
       Architecture and Develoment," dated 10 January
       1977 and the documents referenced in Section C. The
       contractor's management shall provide for the effective
       timely and integrated implementation of contract requirements.

0001AA       Program Manager                                   X               XXX         $118.06          XXXX
0001AB       Sr. Electrical Engineer                           X               XXX         $ 75.41          XXXX
0001AC       Electronic Technician                             X               XXX         $ 69.32          XXXX
0001AD       Systems Analyst                                   X               XXX         $ 75.38          XXXX
0001AE       Sr. Software Engineer                             X               XXX         $ 98.38          XXXX
0001AF       Software Engineer                                 X               XXX         $ 62.60          XXXX

   Total Amount CLIN 0001                                                      Not-To-Exceed                $386,799.00

0002   Award Fee Pool, to be determined in accordance                          For the Period               From: $64,553.00
       with the Award Fee Plan Plan for MultiLevel Information                                              By:  ($25,873.00)
       System Security Initiative Crypto Card System                                                        To:   $38,680.00
       Analysis and Library and Driver Architecture and
       Development, dated 10 June 1997 (Rev. 2).There
       shall be one evaluation of performance at the end of the
       period of performance (Date of contract award through
       30 September 1997.) If the Government exercises the
       options to extend the term of the contract, there shall be an evaluation of performance at the conclusion of each option year.  The contractor is authorized to bill for up to 50% of the available award fee on a monthly basis
       in equal amounts.

0003         TRAVEL                                            For the Job     Not-To-Exceed                From: $32,000.00
   (Includes Applicable Burdens)                                                                            By:  ($12,900.00)
   ACR:  AD                                                                                                 To:   $19,100.00

0004         OTHER DIRECT COSTS                                For the Job     Not-To-Exceed                From: $6,400.00
   (Includes Applicable Burdens)                                                                            By: ($2,500.00)
   ACR:  AD                                                                                                 To: $ 3,900.00

                                                   MDA904-97-C-0424
                                                   P00011
                                                   Page 8 of 9

0005           Data, in accordance with the Contract   For the Lot   Not-Separately-Priced
               Data Requirements List (CDRL)
               Dated 13 February 1997
               ACR:  AD

 TOTAL NOT TO-EXCEED                                   From: $748,479.00
                                                       By:  ($300,000.00)
                                                       To:   $448,479.00

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.


C. As a result of the foregoing, the total contract price is restated as follows:

Section B.l                            FROM             BY       TO

Cost of CLINs 0001, 0003 and 0004      $  446,874.00   $0.00   $  446,874.00

Award Fee Pool                         $        0.00   $0.00   $        0.00

Earned Award Fee                       $   36,433.00   $0.00   $   36,433.00

Total FPAF Amount                      $  483,307.00   $0.00   $  483,307.00

     Section B.2                       FROM            BY      TO

Cost of CLINs 0001, 0003 and 0004      $1,151,319.20   $0.00   $1,151,319.20

Award Fee Pool                         $   87,680.80   $0.00   $   87,680.80

Earned Award Fee                       $        0.00   $0.00   $        0.00

Total FPAF Amount                      $1,239,000.00   $0.00   $1,239,000.00


     Section B.3                       FROM            BY      TO

Cost of CLINs 0001, 0003 and 0004      $  742,057.00   $0.00   $  742,057.00

Award Fee Pool                         $   51,943.00   $0.00   $   51,943.00

Earned Award Fee                       $        0.00   $0.00   $        0.00

Total FPAF Amount                      $  794,000.00   $0.00   $  794,000.00

                                              MDA904-97-C-0424
                                              P00011
                                              Page 9 of 9

Section B.4                            FROM             BY          TO
Cost of CLINs 0001, 0003 and 0004      $0.00            $0.00       $274,127.00

Award Fee Pool                         $0.00            $0.00       $ 25,873.00

Earned Award Fee                       $0.00            $0.00       $      0.00

Total FPAF Amount                      $0.00            $0.00       $300,000.00

                                       FROM             BY          TO

Total Contract Price                   $2,516,307.00    $300,000.00 $2,816,307.00


D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE

PAGE 1 OF 5 PAGES

2.  AMENDMENT MODIFICATION NO. P00010

3.  EFFECTIVE DATE:  12 SEP 1998

4.  REQUISITION PURCHASE REQ. NO.  N/A
5.  PROJECT NO. (If applicable)

6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Road
      Ft. Meade, Md 20755-6000
      Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
      DUNS: 050761998
      Litronic Inc.
      ATTN:  James Prohaska (703-905-9700)
      2950 Redhill Avenue
      Costa Mesa, CA 92626
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
|    | The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers |   | is extended,   |    | is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   SEE SECTION G.1
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
        OF:
(X)  D. OTHER (Specify type of modification and authority)
        FAR 43.13 (a) Bilateral Modification

     E. IMPORTANT: Contractor |X| is not, | | is required to sign this document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
   A. The purpose of this modification is to convert $34,339.67 of funds from CLIN 0003, Travel, and CLIN 0004, Other Direct Costs, to 400 hours of level-of-effort, CLIN 0001, and Award Fee, CLIN 0002, in Section B.2.

   B. Accordingly, this contract is hereby modified as follows. (Continues on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)
         Mark Watterson
         Sales Engineer

15B. CONTRACTOR/OFFEROR
BY   /S/ Mark Watterson
     ------------------
     (Signature of personal authorized to sign this form)

15C. DATE SIGNED 21 SEP 1998

16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)
         MARGARET M. QUASNY
         Contracting Officer

16B. UNITED STATES OF AMERICA
BY   /S/ MARGARET M. QUASNY
     (Signature of Contracting Officer)
16C..DATE SIGNED 9/21/98

                                                   MDA904.97-C-0424
                                                   P00010
                                                   Page 2 of 5

SECTION B - SUPPLIES/SERVICES AND PRICES is revised to include:

B.3 SUPPLIES/SERVICES (Date of Contract Modification P00009 - 30 September 1998)


                                                                   UNIT
CLIN        ITEM DESCRIPTION              UNIT       QTY           PRICE               TOTAL
0001 The contractor shall furnish the     HRS    From: 9,004       XXX                 From: $845,591.00
     necessary materials. facilities,            By: 400                               By:   $ 31,217.87
     equipments, supplies and services           To: 9,404                             To:   $876,808.87
     of skilled professional, technical
     and support personnel to fulfill
     the requirements set forth in the
     Statement of Work for Multi
     Level Information System Sec-
     urity Initiative Crypto Card Sys-
     tem Analysis and Library and
     Driver Architectcure and Devel-
     opment, dated 10 January 1997.

0001AA      Program Manager                 X      XXX             $118.06             XXXX
0001AB      Sr. Electrical Engineer         X      XXX             $ 75.41             XXXX
0001AC      Electronic Technician           X      XXX             $ 69.32             XXXX
0001AD      Systems Analyst                 X      XXX             $ 75.38             XXXX
0001AE      Sr. Software Engineer           X      XXX             $ 98.38             XXXX
0001AF      Software Engineer               X      XXX             $ 62.60             XXXX

     Total Amount CLIN 0001                      Not-To-Exceed                              $876,808.87
     ACR:  AB

0002        Award Fee Pool, to be determined                          For the Period   From: $84,559.00
            in accordance with the Award Fee                                           By:   $ 3,121.80
            Determination Plan for Multi                                               To:   $87,680.80
            Level Information System
            Security Initiative Crypto Card
            System Analysis and Library and
            Driver Architecture and
            Development, dated 10 June 1997
            (Rev. 2). There shall be one
            evaluation for the period, date of
            contract modification - 1
            October 1997 - 30 September
            1998.  The contractor is authorized
            to bill for up to 50% of the
            available award fee ($43,840.40), on
            a monthly basis in equal amounts.
            ACR:  AB

                                                   MDA904.97-C-0424
                                                   P00010
                                                   Page 3 of 5

0003      Travel                              For the Job   Not-To-Exceed        From: $27,750.00
          (Inclusive of Burdens)                                                 By:  ($24,402.44)
          ACR:  AB                                                               To:    $3,347.56

0004      Other Direct Costs                  For the Job   Not-To-Exceed        From:  $281,100.00
          (Inclusive of Burdens)                                                 By:     ($9,937.23)
          ACR:  AB                                                               To:    $271,162.77

0005      Data, in accordance with the Con-   For the Lot   Not-Separately-Priced
          tract Data Requirements List
          (CDRL), DD Form 1423, dated
          13 February 1997
          ACR:  AB
                TOTAL NOT TO-EXCEED                                             From:  $1,239,000.00
                    Total                                                       By:            $0.00
                                                                                To:    $1,239,000.00


SECTION G - CONTRACT ADMINISTRATION DATA

G.l ACCOUNTING AND APPROPRIATION DATA ACR:  AB only, is revised as follows:

ACR:  AA                                                                        Obligate
977/80400.4500 574E51 999-2520 S18119 03200106 IX 0000 X22 I20B
     Previously Obligated for Section B.1 CLINs 000l, 0003 and 0004             $  446,874.00
     Previously Obligated for Provisional Award Fee Payments                            $0.00
     Previously Obligated for Future Award Fee Payments                                 $0.00
     Previously Obligated for Award Fee Earned                                     $36,433.00
     Total Amount Previously Obligated ACR: AA                                    $483,307.00

ACR:  AB                                                                        Obligate
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I25D
     Previously Obligated for section B.2
     CLINs 0001, 0003 and 0004                                                  $1,151,441.00
     Deobligate This Action for section B.2 CLINs 003 and 004                      ($3,121.80)
     Total Obligated for section B.2 CLINs 0001, 0003 and 0004                  $1,151,319.20

     Previously Obligated for Provisional Award Fee Payments                       $42,279.50
     Obligate This Action for Provisional Award Fee Payments                         $1560.90
     Total Obligated for Provisional Award Fee Payments                            $43,840.40

                                                   MDA904.97-C-0424
                                                   P00010
                                                   Page 4 of 5

     Previously Obligated for Future Award Fee Payments                  $   42,279.50
     Obligate This Action for Future Award Fee Payments                  $    1,560.90
     Total Obligated for Future Award Fee Payments                       $   43,840.40

     Total Amount Previously Obligated (PR: I6-97-2093-0003)             $  850,000.00
     Total Amount Previously Obligated (PR: I6-97-2093-0004)             $  205,000.00
     Total Amount Previously Obligated (PR: I6-97-2093-0005)             $  184,000.00
     Total Amount Obligated ACR:  AB                                     $1,239,000.00

ACR:  AC                                                                 Obligate
978/90400.4500 584E51 999-2550 S18119 04700100 IX 0000 X21 I25D
     Previously Obligated for section B.3 CLINs 0001, 0003 and 0004      $  742,057.00
     Previously Obligated for Provisional Award Fee Payments             $   25,971.50
     Previously Obligated for Future Award Fee Payments                  $   25,971.50
     Total Obligated (PR: I6-98-3701-0000) ACR:  AC                      $  794,000.00

C. As a result of the foregoing, the total contract price is restated as follows:




Section B.l                                FROM             BY             TO

Cost of CLINs 0001, 0003 and 0004      $  446,874.00   $      0.00    $  446,874.00

Award Fee Pool                         $        0.00   $      0.00    $        0.00

Earned Award Fee                       $   36,433.00   $      0.00    $   36,433.00

Total FPAF Amount                      $  483,307.00   $      0.00    $  483,307.00

     Section B.2                           FROM            BY             TO
Cost of CLINs 0001, 0003 and 0004      $1,154,441.00    ($3,121.80)   $1,151,319.20

Award Fee Pool                         $   84,559.00   $  3,121.80    $   87,680.80

Earned Award Fee                       $        0.00   $      0.00    $        0.00

Total FPAF Amount                      $1,239,000.00   $      0.00    $1,239,000.00

     Section B.3                            FROM            BY             TO
Cost of CLINs 0001, 0003 and 0004      $  742,057.00   $      0.00    $  742,057.00

Award Fee Pool                         $   51,943.00   $      0.00    $   51,943.00

                                                   MDA904-97-C-0424
                                                   P00010
                                                   Page 5 of 5


Earned Award Fee         $0.00           $0.00          $0.00

Total FPAF Amount        $794,000.00     $0.00          $794,000.00


                         FROM            BY             TO

Total Contract Price     $2,516,307.00   $0.00          $2,516,307.00


D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 7 PAGES
2.  AMENDMENT/MODIFICATION NO. P00009
3.  EFFECTIVE DATE:  29 JUN 1998
4.  REQUISITION/PURCHASE REQ. NO.  I6-98-3701-0000
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
  Maryland Procurement Office
  9800 Savage Road
  Ft. Meade, Md 20755-6000
  Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
  DUNS: 050761998
  Litronic Inc.
  ATTN:  James Prohaska (703-905-9700)
  2950 Redhill Avenue
  Costa Mesa, CA 92626
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
|    | The above numbered solicitations is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
|    | is extended,   |    | is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required) SEE SECTION G.1
Obligate $794,000.000
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X)D. OTHER (Specify type of modification and authority)
      FAR 43.103 (a) Bilateral Modification.
   E. IMPORTANT: Contractor |    | is not,  |X| is required to sign this
      document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

   A. The purpose of this modification is to incorporate the requirements of the Statement of Work, entitled "Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, Version 2.0, dated 27 May 1998," into this contract.

   B. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)
     James S. Prohaska
     Director, Business Development
15B. CONTRACTOR/OFFEROR
BY   /S/ JAMES S. PROHASKA
     ---------------------
     (Signature of person authorized to sign)
15C. DATE SIGNED 6/29/98
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARGARET M. QUASNY
     Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ MARGARET M. QUASNY
     (Signature of Contracting Officer)
16C.DATE SIGNED 6/29/98

                                                   MDA904-97-C-0424
                                                   P00009
                                                   Page 2 of 7

SECTION B - SUPPLIES/SERVICES AND PRICES is revised to include:

B.3 SUPPLIES/SERVICES (Date of Contract Modification P00009 - 30 September 1998)


                                                                                UNIT
CLIN                      ITEM DESCRIPTION            UNIT       QTY            PRICE          TOTAL

0001              The contractor shall furnish the    HRS    Gov't 6,400        XXX
                  necessary materials. facilities,           Cont'r 5,237
                  equipment, supplies and services
                  of skilled professional, technical
                  and support personnel to fulfill
                  the requirements set forth in the
                  Statement of Work entitled
                  "Task Order for an Advanced
                  Fortezza and Commercial
                  Algorithm Smartcard, Version
                  2.0," dated 27 May 1998.

0001AA            Program Manager                     X      XXX                  $118.06   XXXX
0001AB            Sr. Electrical Engineer             X      XXX                  $ 75.41   XXXX
0001AC            Electronic Technician               X      XXX                  $ 69.32   XXXX
0001AD            Systems Analyst                     X      XXX                  $ 75.38   XXXX
0001AE            Sr. Software Engineer               X      XXX                  $ 98.38   XXXX
0001AF            Software Engineer                   X      XXX                  $ 62.60   XXXX

     Total Amount CLIN 0001                                            Not-To-Exceed
     ACR. AC                                                           Government's Share    $519,434.00
                                                                       Contractor's Share    $424,991.00

0002              Award Fee Pool, to be determined       For the Period                       $51,934.00
                  in accordance with the Award Fee
                  Determination Plan for Multi
                  Level Information System
                  Security Initiative Crypto Card
                  System Analysis and Library and
                  Driver Architecture and
                  Development, dated 10 June
                  1997 (Rev. 2). There shall be one
                  evaluation for the period, date of
                  contract modification - 30
                  September 1998.  The contractor
                  is authorized to bill for up to 50%
                  of the available award fee ($), on
                  a monthly basis in equal amounts.
                  ACR:  AC

0003              Travel                                 For the Job   Not-To-Exceed
                  (Inclusive of Burdens)                               Government's Share      $8,371.00
                  ACR:  AC                                             Contractor's Share      $6,849.00

                                                   MDA904-97-C-0424
                                                   P00009
                                                   Page 3 of 7


                                                                     UNIT
CLIN       ITEM DESCRIPTION           UNIT           QTY             PRICE                  TOTAL
0004       Other Direct Costs         For the Job                 Not-To-Exceed
          (Inclusive of Burdens)                                  Government's Share    $214,252.00
           ACR:  AC                                               Contractor's Share    $288,050.00

0005       Data, in accordance with   For the Lot                 Not-Separately-Priced
           the Contract Data Requirements
           List (CDRL), DD Form 1423,
           dated 13 February 1997
           ACR:  AC

         TOTAL NOT TO-EXCEED                         Government's Share                 $794,000.00
                     Total                           Contractor's Share                 $721,890,00

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENTS is revised to include:

C.4 Statement of Work entitled, "Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, Version 2.0" dated 27 May 1998.

C.5 The Government shall submit individual task orders to the Contractor. Upon review of the task, the contractor will review the task requirement and provide the Government with an estimate of the required labor hours, by category, material and travel for performance. If acceptable, the Government will authorize the work to proceed by signing the task order and returning it to the Contractor. The Contractor is not authorized to deviate from the specified labor hours, per labor category, by more than ten percent (10%) without prior authorization from the Contracting Officer. In the event the Contractor cannot perform the effort within the authorized deviation, a revised estimate shall be submitted to the Government for approval. If acceptable, the task order will be amended accordingly. However, in no event shall the Contractor exceed the total Not-to-Exceed portion of the contract regardless of the authorized deviation specified herein. Man Hours expended in preparing Task Order estimates shall not be directly charged to this contract.

SECTION F - DELIVERIES OR PERFORMANCE

F.7 352.211-9004 PERIOD OF PERFORMANCE (APR 1989) is added:

     Section B.3 of this contract shall extend from date of contract modification to 30 September 1998, unless performance is sooner terminated under the terms of the contract.
                                (End of Clause)

                                                   MDA904-97-C-0424
                                                   P00009
                                                   Page 4 of 7

SECTION C - CONTRACT ADMINISTRATION DATA

G.l ACCOUNTING AND APPROPRIATION DATA is revised to include ACR:  AC:

ACR:  AA                                                                   Obligate
977/80400.4500 574E51 999-2520 S18119 03200106 IX 0000 X22 I20B
     Previously Obligated for Section B.1 CLINs 000l, 0003 and 0004      $  446,874.00
     Previously Obligated for Provisional Award Fee Payments             $        0.00
     Previously Obligated for Future Award Fee Payments                  $        0.00
     Previously Obligated for Award Fee Earned                           $   36,433.00
     Total Amount Previously Obligated ACR: AA                           $  483,307.00

ACR:  AB                                                                 Obligate
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I25D
     Previously Obligated for section B.2 CLINs 0001, 0003 and 0004      $1,154,441.00
     Previously Obligated for Provisional Award Fee Payments             $   42,279.50
     Previously Obligated for Future Award Fee Payments                  $   42,279.50
     Total Amount Previously Obligated (PR:  I6-97-2093-0003)            $  850,000.00
     Total Amount Previously Obligated (PR:  I6-97-2093-0004)            $  205,000.00
     Total Amount Previously Obligated (PR:  I6-97-2093-0005)            $  184,000.00
     Total Amount Previously Obligated ACR:  AB                          $1,239,000.00

ACR:  AC                                                                 Obligate
978/90400.4500 584E51 999-2550 S18119 04700100 IX 0000 X21 I25D
     Obligate This Action for section B.3 CLINs 0001, 0003 and 0004      $  742,057.00
     Obligate This Action for Provisional Award Fee Payments             $   25,971.50
     Obligate This Action for Future Award Fee Payments                  $   25,971.50
     Total Obligated This Action (PR: I6-98-3701-0000) ACR:  AC          $  794,000.00

                                                   MDA904-97-C-0424
                                                   P00009
                                                   Page 5 of 7

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

     Funds in the amount of $42,279.50 Section B.2, and $25,971.50, Section B.3, have been obligated under this con tract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

G.14 METHOD OF INVESTMENT CALCULATION / INVOICING (applicable to Section B.3 only)

     The Contractor agrees that it will make an investment of 45% of total costs incurred up to a maximum investment contribution of $721,890.00. In order to implement this investment, the Contractor agrees that each of its invoices for incurred costs on the effort contained in Section B.3 will include the following information:

               Total costs incurred
               55% of those costs charged to the Government
               45% of those costs charged to the Contractor
               Total amount to be paid by the Government
               Total investment to date by Contractor

It is further agreed by the parties that, once the maximum investment is reached, any additional costs incurred above the estimated costs contained herein that are otherwise allowable, allocable, and reasonable and in accordance with the other provisions of the contract, will be invoiced up to a total of $1,515,890.00, which total includes the contractor's maximum investment of $721,890.00, and the government's investment of $794,000.00 for the current period of performance. The contractor's maximum investment is $721,890.00. All invoices will be paid in accordance with the payment provisions stated in this contract. In no case will the contractor invoice the government for more than the Not-To-Exceed amount listed in the contract. The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the amount currently obligated on the contract. The Contractor's notice shall include an estimate of funds required to continue performance. If, after notification by the Contractor pursuant to this clause, additional funds are required to be obligated for a further period, the government will negotiate an appropriable resolution.
                                (End of Clause)

SECTION H - SPECIAL CONTRACTOR REQUIREMENTS is revised to include:

H.19 352.227-9005 NOTIFICATION OF FOREIGN ORIGIN SOFTWARE AND/OR FIRMWARE (OCT
1997)

     Offerors/Contractor shall notify the Contracting Officer in writing if any foreign manufactured, developed, main tained and/or modified software and/or firmware will be used or included in the deliverables under this contract. For eign-origin software and/or firmware that is merely a possible candidate for use under this contract shall also be identified. Notification pursuant to this clause must include the identity of the foreign source and the nature of the software application, and is required as soon as there is a reason to know or suspect foreign origin.

     NSA reserves the right to exclude foreign-origin software and/or firmware from use under contract on a case-by-case basis.
                                (End of clause)

H.20 352.216-9012 TECHNICAL TASK ORDERS (OCT 1993)

     (a) Technical Task Orders shall be issued by the Contracting Officer or his/her duly authorized representative. The TTOs will include a ceiling price, beyond which the Contractor shall not incur costs.

     (b) The performance of the work under each TTO order shall be subject to the technical direction and surveillance of the Contracting Officer's Representatives (CORs) who are identified under separate letter. "Technical Direction",

                                                   MDA904-97-C-0424
                                                   P00009
                                                   Page 6 of 7

as used herein, is direction to the Contractor which fills in details or otherwise completes or explains the scope of the work and specific requirements as set forth in the Statement of Work and in each TTO. Furthermore, the COR may suggest to the Contractor lines of inquiry or methods of approach with respect to work under this order. It is intended that the Technical Task Orders (TTOs) or suggestions furnished shall be within the general scope of the work as set forth in the Statement of Work and shall not constitute changes as described in the "Changes" clause.

     (c) The following procedures shall be followed in initiating tasks under this order:

     A TTO setting forth the detailed requirements of a particular task, together with any necessary attachments (draw ings, schematics, etc.,) shall be furnished to the Contractor in writing by a designated COR. The Contractor is obligated to perform all TTOs issued pursuant to the technical specification cited in paragraph (b), above. TTOs shall not constitute a basis for any increase in the fee or extension to the period of performance. Nothing contained in this clause authorizes the Contractor to incur costs in excess of the estimated cost or fund limitation set forth in the order.

     (d) All TTOs furnished to the Contractor shall be incorporated into this order by reference.
                                (End of Clause)

H.21 MPO 232-9009 CEILING PRICE

     The price negotiated for this contract and for any subsequent job orders resulting hereunder shall be a ceiling price which the contractor exceeds at his own risk without prior approval of the Contracting Officer.

SECTION I - CONTRACT CLAUSES

1.5 REFERENCED CLAUSES is revised to include:

     52.215-2 Audits and Records - Negotiations (AUG 1996)

SECTION J - LIST OF ATTACHMENTS is revised to include:

J.4 Statement of Work entitled, "Task Order for an Advanced Fortezza and Commercial Algorithm Smartcard, Version 2.0," dated 27 May 1998, 22 pages (previously provided).

                                              MDA904-97-C-0424
                                              P00009
                                              Page 7 of 7

C. As a result of the foregoing, the total contract price is restated as follows:

     Section B.l                       FROM            BY             TO

Cost of CLINs 0001, 0003 and 0004      $  446,874.00   $      0.00   $  446,874.00

Award Fee Pool                         $        0.00   $      0.00   $        0.00

Earned Award Fee                       $   36,433.00   $      0.00   $   36,433.00

Total FPAF Amount                      $  483,307.00   $      0.00   $  483,307.00


     Section B.2                       FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004      $1,154,441.00   $      0.00   $1,154,441.00

Award Fee Pool                         $   84,559.00   $      0.00   $   84,559.00

Earned Award Fee                       $        0.00   $      0.00   $        0.00

Total FPAF Amount                      $1,239,000.00   $      0.00   $1,239,000.00


     Section B.3                       FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004      $        0.00   $742,057.00   $  742,057.00

Award Fee Pool                         $        0.00   $ 51,943.00   $   51,943.00

Earned Award Fee                       $        0.00   $      0.00   $        0.00

Total FPAF Amount                      $        0.00   $794,000.00   $  794,000.00

                         FROM            BY             TO

Total Contract Price     $1,722,307.00   $794,000.00    $2,516,307.00

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 4 PAGES
2.  AMENDMENT/MODIFICATION NO. P00008
3.  EFFECTIVE DATE:  06 JUN 1998
4.  REQUISITION/PURCHASE REQ. NO.  16-97-2093-0005
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
  Maryland Procurement Office
  9800 Savage Road
  Ft. Meade, Md 20755-6000
  Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
                    DUNS:  050761998
  Litronic, Inc.
  ATTN:  James Prohaska (703-905-9700)
  2950 Redhill Avenue
  Costa Mesa, CA  92626
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
|    | The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers |   | is extended,   |    | is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   SEE SECTION G.1
Obligate:  $184,000.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


(X)D. OTHER (Specify type of modification and authority)
      FAR 43.103 (a) Bilateral Modification.
   E. IMPORTANT: Contractor |    | is not,  |X| is required to sign this
      document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

   A. The purpose of this modification is to increase CLIN 0004, Other Direct Costs/Materials, in Section B.2.

   B. Accordingly, this contract is hereby modified as follows. (Continued on following page)
Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A  NAME AND TITLE OF SIGNER (type or print)
     James S. Prohaska
     Director, Business Development

15B  CONTRACTOR/OFFEROR
BY   /S/ JAMES S. PROHASKA
     ---------------------
   (Signature of person authorized to sign)

15C. DATE SIGNED 08 JUN 1998

16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)
   MARGARET M. QUASNY
   Contracting Officer

16B. UNITED STATES OF AMERICA
BY   /S/ Margaret M. Quasny
     ----------------------
   (Signature of Contracting Officer)

16C.DATE SIGNED 6/8/98

                                                                MDA904-97-C-0424
                                                                          P00008
                                                                     Page 2 of 4

SECTION B - SUPPLIES/SERVICES AND PRICES

B.2 SUPPLIES/SERVICES (Fiscal Year 1998 - 1 October 1997 - 30 September 1998) is restated as follows:

                                                                     UNIT
CLIN      ITEM DESCRIPTION                  UNIT          QTY        PRICE            TOTAL

0001      The contractor shall furnish the  HRS           9,004       XXX             $845,591.00
          necessary materials, facilities,
          equipment, supplies and services
          of skilled professional, technical
          and support personnel to fulfill
          the requirements set forth in the
          Statement of Work for Multi Level
          Information System Security
          Initiative Crypto Card System
          Analysis and Library and Driver
          Architecture and Development,
          dated 10 January 1997.

0001AA    Program Manager                      X            XXX          $118.06      XXXX

0001AB    Sr. Electrical Engineer              X            XXX          $ 75.41      XXXX

0001AC    Electronic Technician                X            XXX          $ 69.32      XXXX

0001AD    Systems Analyst                      X            XXX          $ 75.38      XXXX

0001AE    Sr. Software Engineer                X            XXX          $ 98.38      XXXX

0001AF    Software Engineer                    X            XXX          $ 62.60      XXXX

          Total Amount CLIN 0001                            Not-To-Exceed             $845,591.00
          ACR: AB

0002      Award Fee Pool, to be determined                  For the Period            $84,559.00
          in accordance with the Award
          Fee Determination Plan for
          Multi Level Information System
          Security Initiative Crypto Card
          System Analysis and Library and Driver
          Architecture and Development , dated 10 June
          1997 (Rev. 2). There shall be one
          evaluation for the period of 1
          October 1997 - 30 September
          1998.  The contractor is
          authorized to bill for up to 50% of
          the available award fee ($42,279.50), on a
          monthly basis in equal amounts.
          ACR:  AB

                                                                MDA904-97-C-0424
                                                                          P00008
                                                                     Page 3 of 4


CLIN             ITEM DESCRIPTION                  UNIT                       QTY             UNIT PRICE      TOTAL
0003             Travel                            For the Job               Not-to-Exceed   $   27,750.00
                 (Inclusive of Burdens)
                 ACR:  AB

0004             Other Direct Costs                For the Job               Not-to-Exceed   From:  $97,100.00
                 (Inclusive of Burdens)                                                      By:   $184,000.00
                 ACR:  AB                                                                    To:   $281,100.00

0005             Data, in accordance with          For the Lot               Not-Separately-Priced
                 the Contract Data
                 Requirements List
                 (CDRL), DD Form 1423,
                 dated 13 February 1997
                 ACR: AB

                 TOTAL NOT-TO-EXCEED                                                         From: $1,055,000.00
                                                                                             By:     $184,000.00
                                                                                             To:   $1,239,000.00

SECTION G - CONTRACT ADMINISTRATION DATA

G.1 ACCOUNTING AND APPROPRIATION DATA is revised to include the following:

    ACR:       AB                                                                     Obligate
    978/90400.4500 584E5l 999-2520 S18119 04700400 IX 0000 X22 I25D
         Previously Obligated for section B.2 CLINs 0001, 0003 and 0004               $970,441.00
                 Obligate this action for section B.2 CLIN 004                        $184,000.00
             Total Obligated for section B.2 CLINs 0001, 0003 and 0004                $1,154,441.00

         Total Previously Obligated for Provisional Award Fee Payments                $42,279.50

                 Total Previously Obligated for Future Award Fee Payments             $42,279.50

                 Total Amount Previously Obligated (PR: I6-97-2093-0003)              $850,000.00
                 Total Amount Previously Obligated (PR: I6-97-2093-0004)              $205,000.00
         Total Amount Obligated This Action (PR: I6-97-2093-0005)                     $184,000.00

                           Total Amount Obligated ACR: AB                             $1,239,000.00

                                                                MDA904-97-C-0424
                                                                          P00008
                                                                     Page 4 of 4


C. As a result of the foregoing, the total contract price is restated as follows:




Section B.1                            FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004      $  446,874.00   $0.00         $  446,874.00

Award Fee Pool                         $        0.00   $0.00         $        0.00

Earned Award Fee                       $   36,433.00   $0.00         $   36,433.00
                                       -------------   -----------   -------------

Total FPAF Amount                      $  483,307.00   $0.00         $  483,307.00


   Section B.2                         FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004      $  970,441.00   $184,000.00   $1,154,441.00

Award Fee Pool                         $   84,559.00   $      0.00   $   84,559.00

Earned Award Fee                       $        0.00   $      0.00   $        0.00
                                       -------------   -----------   -------------

Total FPAF Amount                      $1,055,000.00   $184,000.00   $1,239,000.00

                                       FROM            BY            TO

Total Contract Price                   $1,538,307.00   $184,000.00   $1,722,307.00


D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 11 PAGES

2.  AMENDMENT/MODIFICATION NO. P00007

3.  EFFECTIVE DATE:  28 MAY 1998

4.  REQUISITION/PURCHASE REQ. NO.  16-97-2093 A/4
5.  PROJECT NO. (If applicable)

6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Road
      Ft. Meade, Md 20755-6000
      Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) LITRONIC, INC.
      ATTN:  James Prohaska (703-905-9700)
      43088 Winter Grove Drive
      Ashburn, VA 22011
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA###-##-####
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitations is amended as set forth in Item 14. The hour and date specified for receipt of Offers [_ ] is extended, [_] is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   Obligate $205,000.00


13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X) D. OTHER (Specify type of modification and authority) FAR 43.103 (a) Bilateral Modification.

     E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

     1.  Part I-Revise section H.13 paragraph (b) OPTION 3;

     2. Part II-Exercise the revised OPTION 3 in the FPAF amount of $205,000.00, which is hereby added to Section B.2; and

     3.  Part II-Incorporate government furnished property.

     B. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)
     James S. Prohaska
     Director, Business Development
15B  CONTRACTOR/OFFEROR
BY   /s/ JAMES S. PROHASKA
     ---------------------
         (Signature of person authorized to sign)
15C. DATE SIGNED 27 MAY 1998

16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)
     MARGARET M. QUASNY
     Contracting Officer
16B. UNITED STATES OF AMERICA

BY   /S/ Margaret M. Quasny
     (Signature of Contracting Officer)
16C.DATE SIGNED 5/28/98

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 2 of 11

PART 1 - Reduce the Level Of Effort under H.13 paragraph (b) OPTION 3

OPTION 3 - FISCAL YEAR 1998 (1 OCTOBER 1997- 30 SEPTEMBER 1998) is hereby restated as follows:

CLIN      ITEM DESCRIPTION                               UNIT      QTY      UNIT PRICE        TOTAL

0001      The contractor shall furnish the               HRS       1,140       XXX          $107,091.00
          necessary materials, facilities,
          equipment, supplies, and services
          of skilled professional, technical
          and support personnel to fulfill the
          requirements set forth in
          the Statement of Work for Multi
          Level Information System Security
          Initiative Crypto Card System Analysis
          and Library and Driver Architecture
          and Development, dated 10 January 1997.

NOTE:  The above stated amounts reflect the following revisions:


                                         FROM               BY             TO
            Quantity in hours              3,536          (2,396)         1,140
            Total Price              $332,965.00    ($225,874.00)   $107,091.00
0001AA      Program Manager                X             XXX        $    118.06        XXXX
0001AB      Sr Electrical Engineer         X             XXX        $     75.41        XXXX
0001AC      Electronic Technician          X             XXX        $     69.32        XXXX
0001AD      Systems Analyst                X             XXX        $     75.38        XXXX
0001AE      Sr. Software Engineer          X             XXX        $     98.38        XXXX
0001AF      Software Engineer              X             XXX        $     62.60        XXXX

            Total Amount CLIN 0001                             Not-To-Exceed    $107,091.00

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 3 of 11


0002   Award Fee Pool, to be             For the Period     $10,709.00
       determined in accordance
       with the Award Fee
       Determination Plan for Multi
       Level Information System
       Security Initiative Crypto
       Card System Analysis and
       Library and Driver Architecture
       and Development, dated 10 June 1997 (Rev. 2)

NOTE:  The above stated amounts reflect the following revisions:

                                       FROM                 BY                       TO

                                       $33,297.00           ($22,588.00)         $10,709.00

0003       Travel                      For the Job                               Not-to-Exceed            $2,600.00
           (Inclusive of Burdens)

NOTE:      The above stated amounts reflect the following revisions:

                                       FROM                 BY                       TO

                                       $24,850.00           $22,250.00)          $2,600.00

0004       OTHER DIRECT COSTS          For the Job                               Not-to-Exceed            $ 84,600.00
           (Inclusive of Burdens)

NOTE:      The above stated amounts reflect the following revisions:

                                       FROM                  BY                                           TO

                                       $0.00                $84,600.00                                    $84,600.00

0005       Data, in accordance with the                      For the Lot         Not-Separately-Priced
           Contract Data Requirements
           List (CDRL), DD Form
           1423, dated 13 February 1997

                                       FROM                  BY                                           TO

           TOTAL NOT-TO-EXCEED         $391,112.00           ($186,112.00)                                $205,000.00

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 4 of 11


PART II - Exercise the option under H.13 paragraph (b) OPTION 3

SECTION B - SUPPLIES/SERVICES AND PRICES

B.2 SUPPLIES/SERVICES (Fiscal Year 1998 - 1 October 1997 - 30 September 1998) Option 3 is hereby added to this section as follows:

                                                                              UNIT
CLIN          ITEM DESCRIPTION                  UNIT           QTY            PRICE             TOTAL

0001          The contractor shall furnish      HRS       From: 7,864        XXX          From: $738,500.00
              the necessary materials,                      By: 1,140                       By: $107,091.00
              facilities,                                   To: 9,004                       To: $845,591.00
              equipment, supplies
              and services
              of skilled professional, technical
              and support personnel to
              fulfill
              the requirements set forth in
              the Statement of Work for Multi
              Level Information System
              Security
              Initiative Crypto Card System
              Analysis and Library and Driver
              Architecture and Development,
              dated 10 January 1997.

0001AA        Program Manager                   X         XXX                $118.06                   XXXX
0001AB        Sr. Electrical Engineer           X         XXX                $75.41                    XXXX
0001AC        Electronic Technician             X         XXX                $69.32                    XXXX
0001AD        Systems Analyst                   X         XXX                $75.38                    XXXX
0001AE        Sr. Software Engineer             X         XXX                $98.38                    XXXX
0001AF        Software Engineer                 X         XXX                $62.60                    XXXX

              Total Amount CLIN 0001                                      Not-To-Exceed         $845,591.00
              ACR: AB

0002          Award Fee Pool, to be             For the Period                            From: $73,850.00
              determined                                                                    By: $10,709.00
              in accordance with the Award                                                  To: $84,559.00
              Fee Determination Plan for Multi
              Level Information System
              Security Initiative Crypto Card
              System Analysis and Library and
              Driver Architecture and
              Development, dated 10 June
              1997 (Rev. 2). There shall be one
              evaluation for the period of 1
              October 1997-30 September
              1998.  The contractor is authorized
              to bill for up to 50% of the
              available award fee ($42,279.50),
              on a monthly basis in equal
              amounts.
              ACR: AB

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 5 of 11


                                                                          UNIT
                                                                          ----
CLIN             ITEM DESCRIPTION                UNIT       QTY           PRICE                 TOTAL
----   ------------------------------------   -----------   ---   ---------------------   -----------------

0003   Travel                                 For the Job         Not-To-Exceed            From: $25,150.00
       (Inclusive of Burdens)                                                                 By: $2,600.00
       ACR: AB                                                                               To: $27,750.00

0004   Other Direct Costs                     For the Job         Not-To-Exceed            From: $12,500.00
       (Inclusive of Burdens)                                                                By: $84,600.00
       ACR: AB                                                                               To: $97,100.00

0005   Data, in accordance with the Con-      For the Lot         Not-Separately-Priced
       tract Data Requirements List
       (CDRL), DD Form 1423, dated
       13 February 1997
       ACR: AB
       TOTAL NOT-TO-EXCEED                                                                From: $850,000.00
                                                                                            By: $205,000.00
                                                                                          To: $1,055,000.00

SECTION G - CONTRACT ADMINISTRATION DATA

G.1 ACCOUNTING AND APPROPRIATION DATA is revised to include the following:

ACR:  AB                                                                        Obligate
978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I125D

Previously Obligated for section B.2 CLINs 0001, 0003 and 0004                    $776,150.00
Obligate this action for section B.2 CLINs 0001, 0003 and 0004                    $194,291.00
Total Obligated for section B.2 CLINs 0001, 0003 and 0004                         $970,441.00

Previously Obligated for Provisional Award Fee Payments                           $ 36,925.00
Obligate this action for Provisional Award Fee Payments                           $  5,354.50
Total Obligated for Provisional Award Fee Payments                                $ 42,279.50

Previously Obligated for Provisional Award Fee Payments                           $ 36,925.00
Obligate this action for Future Award Fee Payments                                $  5,354.50
Total Obligated for Future Award Fee Payments                                     $ 42,279.50

Total Amount Previously Obligated (PR: I6-97-2093-0003)                           $850,000.00
Total Amount Obligated This Action (PR: I6-97-2093-0004)                          $205,000.00
Total Amount Obligated ACR:  AB                                                 $1,055,000.00

G.2  352.216-9007 NOTICE: AWARD FEE FUNDING (JUL 1993) is restated as follows

  Funds in the amount of $42,279.50 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 6 of 11


released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

G.13 NOTICE - CONTRACT ADMINISTRATION FUNCTION (OCT 1993) is added:

  (a) The Procuring Contracting Officer (PCO) will retain all administrative functions under this contract except for those assigned to the cognizant Defense Contract Management Command (DCMC) component, in accordance with Part 42 of the FAR, Part 242 of the DoD FAR Supplement and the PCO's letter dated 27 May 1998.

  (b) The Contractor's 5-position CAGE Code is 4F972.

  (c) The following administration functions are hereby delegated to the cognizant DCMC component (see FAR/DFARS references below):

     (1) 42.302(a)(1). Review the Contractor's compensation structure.

     (2) 42.302(a)(2).  Review the Contractor's insurance plans.

     (3) 42.302(a)(5). Negotiate forward pricing rate agreements (see FAR
15.809).

     (4) 42.302(a)(9). Establish final indirect cost rates and billing rates for those contractors meeting the criteria for contracting officer determination in FAR Subpart 42.7.

     (5) 42.302(a)(11).  In connection with Cost Accounting Standards (see FAR
Part 30)

        (i) Determine the accuracy of the Contractor's disclosure statements;

        (ii) Determine whether disclosure statements are in compliance with Cost Accounting Standards and FAR Part 31;

        (iii) Determine the Contractor's compliance with Cost Accounting Standards and disclosure statements, if applicable; and

        (iv) Negotiate price adjustments and execute supplemental agreements under the Cost Accounting Standards clause at FAR 52.230-3, 52.230-4, and 52.230-5. Note: the ACO will negotiate the amount of the adjustment, but the MPO CO will issue the modification to the contract.

     (6) 42.302(a)(16). Monitor the Contractor's financial condition and advise the contracting officer when it jeopardizes contract performance.

     (7) 42.302(a)(19). Ensure processing and execution of duty-free certificates.

     (8) 42.302(a)(25). Process and execute novation and change of name agreements under FAR Subpart 42.12.

     (9) 42.302(a)(26). Perform property administration and and plant clearance (see FAR Part 45).

     (10) 42.302(a)(33). Advise and assist contractors regarding their priorities and allocations responsibilities and assist contracting offices in processing requests for special assistance and for priority ratings for privately owned capital equipment.

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 7 of 11

     (11) 42.302(a)(34). Monitor Contractor industrial relations matters under the contract; apprise the contracting officer of actual or potential labor disputes; and coordinate the removal of urgently required material from the strikebound contractor's plant upon instruction from, and authorization of, the contracting officer.

     (12) 42.302(a)(36). Review the adequacy of the Contractor's traffic operations.

     (13) 42.302(a)(37). Review and evaluate preservation, packaging, and packing.

     (14) 42.302(a)(42). Review and evaluate for technical adequacy the Contractor's logistics support, maintenance, and modification programs.

     (15) 42.302(a)(48). Evaluate and monitor the Contractor's procedures for complying with procedures regarding restrictive markings on data.

     (16) 42.302(a)(49).  Monitor the Contractor's value engineering program.

     (17) 42.302(a)(50). Review, approve or disapprove, and maintain surveillance of the Contractor's purchasing system (see FAR Part 44).

     (18) 42.302(a)(52). Review, evaluate, and approve plant or division-wide small and small disadvantaged business master subcontracting plans.

     (19) 42.302(a)(53). Obtain the Contractor's currently approved company or division-wide plans for small business and small disadvantaged business subcontracting for its commercial products, or, if there is no currently approved plan, assist the contracting officer in evaluating the plans for those products.

     (20) 42.302(a)(54). Assist the contracting officer, upon request, in evaluating an offeror's proposed small business and small disadvantaged business subcontracting plans, including documentation of compliance with similar plans under prior contracts.

     (21) 42.302(a)(55). By periodic surveillance, ensure the Contractor's compliance with small business and small disadvantaged business subcontracting plans and any labor surplus area contractual requirements; maintain documentation of the Contractor's performance under and compliance with these plans and requirements; and provide advice and assistance to the firms involved, as appropriate.

     (22) 42.302(a)(58).  Ensure timely submission of required reports.

     (23) 42.302(a)(66). Determine that the Contractor has a drug-free workplace program and drug-free awareness program (see FAR Subpart 23.5).

     (24) 242.302(a)(4). Also, review and evaluate:

          (A) Contractor estimating system (see FAR 15.811); and

          (B) Contractor material management and accounting system under DFARS Subpart 242.72.

     (25) 242.302(a)(8). Monitor the Contractor's costs under DFARS Subpart 242.70.

     (26) 242.302(a)(9). For additional contract administration functions related to IR&D/B&P projects performed by major contractors, see 242.771-3(a).

  (c) The following contract administration functions (marked (X) when applicable) are hereby delegated to the cognizant DCMC component (see FAR/DFARS references below):

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 8 of 11


  ( )  (1)  42.302(a)(3).  Conduct post-award orientation conferences.

  ( ) (2) 42.302(a)(4). Review and evaluate contractors' proposals under FAR Subpart 25.8 and, when negotiation will be accomplished by the contracting officer, furnish comments and recommendations to that officer.

  ( ) (3) 42.302(a)(6). Negotiate advance agreements applicable to treatment of costs under contracts currently assigned for administration (see FAR Subpart 31.109).

  ( ) (4) 42.302(a)(12). Review and approve or disapprove the Contractor's requests for payments under the progress payments clause.

  ( ) (5) 42.302(a)(13). Make payments on assigned contracts when prescribed in agency acquisition regulations (see FAR Subpart 42.205).

  ( ) (6) 42.302(a)(15). Ensure timely notification by the Contractor of any anticipated overrun or underrun of the estimated cost under cost-reimbursement contracts.

  ( ) (7) 42.302(a)(17). Analyze quarterly limitation on payments statements and recover overpayments from the Contractor. Note: use with 42.302(a)(12) above.

  ( ) (8) 42.302(a)(20). For classified contracts, administer those portions of the applicable industrial security program designated as ACO responsibilities (see FAR Subpart 4.4).

  ( ) (9) 42.302(a)(28). Perform necessary screening, redistribution, and disposal of contractor inventory.

  ( )  (10)    42.302(a)(29).  Issue contract modifications requiring the
Contractor to provide packing, crating, and handling services on excess Government property. When the ACO determines it to be in the Government's interests, the services may be secured from a contractor other than the contractor in possession of the property.

  ( )  (11)    42.302(a)(31).  Perform production support, surveillance, and status reporting, including timely reporting of potential and actual slippages in contract delivery schedules.

  ( )  (12)    42.302(a)(32).  Perform pre-award surveys (see FAR Subpart 9.1).

  ( )  (13)    42.302(a)(38).  Ensure Contractor compliance with contractual quality assurance requirements (see FAR Part 46).

  ( )  (14)    42.302(a)(39).  Ensure Contractor compliance with contractual safety requirements. Note: see DFARS 223.370 for safety requirements on contracts for ammunition and explosives.

  ( )  (15)    42.302(a)(40).  Perform engineering surveillance to assess compliance with contractual terms for schedule, cost, and technical performance in the areas of design, development, and production.

  ( )  (16)    42.302(a)(41).  Evaluate for adequacy and perform surveillance of
Contractor efforts and management systems that relate to design, development, production, engineering changes, subcontractors, tests, management of engineering resources, reliability and maintainability, data control systems, configuration management, and independent research and development.

  ( )  (17)    42.302(a)(43).  Report to the contracting office any inadequacies noted in specifications.

  ( )  (18)    42.302(a)(44).  Perform engineering analyses of Contractor cost proposals.

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 9 of 11

  ( )  (19)    42.302(a)(45).  Review and analyze Contractor proposed
engineering and design studies and submit comments and recommendations to the contracting office, as required.

  ( ) (20) 42.302(a)(46). Review engineering change proposals for proper classification, and when required, for need, technical adequacy of design, productibility, and impact on quality, reliability, schedule, and cost; submit comments to the contracting office.

  ( ) (21) 42.302(a)(47). Assist in evaluating and make recommendations for acceptance or rejection of waivers and deviations.

  ( )  (22)  42.302(a)(51).  Consent to the placement of subcontracts.

  ( ) (23) 42.302(a)(57). Assign and perform supporting contract administration.

  ( ) (24) 42.302(a)(59). Issue administrative changes, correcting errors or omissions in typing, Contractor address, facility or activity code, remittance address, computations which do not require additional contract funds, and other such changes (see FAR Subpart 43.101).

  ( ) (25) 42.302(a)(60). Cause release of shipments from Contractor's plants according to the shipping instructions. When applicable, the order of assigned priority shall be followed; shipments within the same priority shall be determined by date of the instructions.

  ( )  (26)  42.302(a)(61).   Obtain Contractor proposals for any contract price
adjustments resulting from amended shipping instructions. ACOs shall review all amended shipping instructions on a periodic, consolidated basis to assure that adjustments are timely made. Except when the ACO has settlement authority, the ACO shall forward the proposal to the contracting officer for contract modification. The ACO shall not delay shipments pending completion and formalization of negotiations of revised shipping instructions.

  ( ) (27) 42.302(a)(65). Accomplish administrative closeout procedures (see FAR Subpart 4.804-5).

  ( ) (28) 242.302(a)(19). Also negotiate and issue contract modifications reducing contract prices in connection with the provisions of paragraph (b) of the clause at FAR 52.225-10, Duty-Free Entry, and paragraph (c) of the clause at 252.225-7009, Duty-Free Entry--Qualifying Country End Products and Supplies.

  ( ) (29) 242.302(a)(33). Also perform industrial readiness and mobilization productions planning field surveys and negotiate schedules.

  ( ) (30) 242.302(a)(41). In contracts with cost schedule control systems requirements (see DFARS Subpart 234.005-70;

        (A) Perform postaward surveillance of Contractor progress in demonstrating that its cost schedule control systems meet the cost schedule control systems criteria;

        (B) Provide assistance in the review and acceptance of the Contractor's cost schedule control systems; and

        (C) After acceptance of the systems, perform surveillance to monitor their continuing acceptable operation.

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 10 of 11

H.17  352.245-9001 GOVERNMENT FURNISHED PROPERTY (APR 1989) is added:

  (a) The Government shall deliver to the Contractor, F.O.B. carrier's equipment, wharf, or freight station Ashburn, VA, where the work will be performed, the following property to be used for this requirement:

Description                 Qty.       Value      To be delivered to Contractor

GTC FORTEZZA Crypto Card    2          $140.00    In Place

  (b) The Contractor shall inspect the property within thirty (30) days of its receipt. Damaged or defective property will be promptly reported to the Contracting Officer after having a confirming inspection thereof made by the Government Representative. The Contractor will also request a confirming inspection by the carrier's representative where he considers the damage to be attributable in some degree to the carrier.

  (c) A representative of the Contracting Officer may be present to inspect the condition of the property prior to packaging thereof for return to the Government. The Contractor will notify the designated property administrator prior to the packaging of the property for return so that personnel may be assigned for these examinations.

  (d) In fulfillment of the requirements of the contract clause entitled "Government Property", reporting of Government Property inventory shall be submitted in accordance with FAR 45.508.

  (e) Under no circumstances shall government property be accepted by the contractor without a contracting officer's signature on the shipping document.

  (f) All inquiries with regard to the above property should be directed to the designated property administrator.

H.18. DESIGNATION OF PROPERTY ADMINISTRATOR - RECORDS OF GOVERNMENT PROPERTY (OCT 1993) is added:

  (a) The cognizant Defense Contract Management Command (DCMC) component is designated to administer the maintenance by the Contractor of official Government Property Records for all Government property.

  (b) The Contractor will sign one (1) copy of the shipping or inspection document acknowledging receipt of property and forward same to the designated property administrator.
                                (End of clause)

SECTION I - CONTRACT CLAUSES

1.1 REFERENCED CLAUSES. The following contract clause(s) pertinent to this section are hereby incorporated by reference:

CLAUSE NO             TITLE
                                    FAR CLAUSES
52.245-4    Government-Furnished Property (Short Form) (APR 1984)

                                                                MDA904-97-C-0424
                                                                P00007
                                                                Page 11 of 11


C. As a result of the foregoing, the total contract price is restated as follows.

      Section B.1                          FROM            BY             TO

Cost of CLINs 0001, 0003 and 0004        $446,874.00         $0.00     $446,874.00
Award Fee Pool                           $      0.00         $0.00     $      0.00
Earned Award Fee                         $ 36,433.00         $0.00     $ 36,433.00
                                         -----------         -----     -----------
Total FPAF Amount                        $483,307.00         $0.00     $483,307.00

      Section B.2                      FROM            BY            TO

Cost of CLINs 0001, 0003 and 0004        $776,150.00   $194,291.00   $  970,441.00
Award Fee Pool                           $ 73,850.00   $ 10,709.00   $   84,559.00
Earned Award Fee                         $      0.00   $      0.00   $        0.00
                                         -----------   -----------   -------------
Total FPAF Amount                        $ 50,000.00   $205,000.00   $1,055,000.00

  FROM                                 BY              TO

Total Contract Price                   $1,333,307.00   $205,000.00   $1,538,307.00

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES

2.  AMENDMENT/MODIFICATION NO. P00006
3.  EFFECTIVE DATE:  07 NOV 1997

4.  REQUISITION/PURCHASE REQ. NO.     N/A
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Road
      Ft. Meade, Md 20755-6000
      Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) LITRONIC, INC.
      ATTN:  JAMES PROHASKA (703-729-1700)
      43088 WINTER GROVE DRIVE
      ASHBURN, VA 22011
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B.  DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers [_] is extended,   [_] is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)   N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
(X) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       43.103(a)  Bilateral Modification.
    D. OTHER (Specify type of modification and authority)

    E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return ______ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
1. The purpose of this modification is to decrease the Not-to-Exceed amounts for CLIN 0003, Travel and CLIN 0004, Other Direct Costs, and increase the number of labor hours for CLIN 0001 in Section B.1 of this contract.
2. Accordingly, this contract is hereby modified as follows. (Continued on following page)

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A  NAME AND TITLE OF SIGNER (Type or print)
     James S. Prohaska
     Director, Business Development

15B  CONTRACTOR/OFFEROR
BY   /S/ JAMES S. PROHASKA
     ---------------------
     (Signature of person authorized to sign)
15C. DATE SIGNED 07 NOV 1997

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARGARET M. QUASNY
     Contracting Officer
16B  UNITED STATES OF AMERICA
BY   /S/ Margaret M. Quasny
     ----------------------
     (Signature of Contracting Officer)
16C. DATE SIGNED 11/7/97

                                                                MDA904-97-C-0424
                                                                P00006
                                                                Page 2 of 3

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 SUPPLIES/SERVICES (Basic period 27 June 1997 - 30 September 1997) is revised to read:

CLIN      ITEM DESCRIPTION              UNIT       QTY      UNIT PRICE          TOTAL

0001      The contractor shall furnish   HRS      4,832     XXX                 $443,445.57
          the necessary materials,
          facilities, equipment,
          supplies, and services of
          skilled professional,
          technical and support
          personnel to fulfill the
          requirements set forth in the
          Statement of Work for Multi
          Level Information System
          Security Initiative Crypto
          Card System Analysis and
          Library and Driver
          Architecture and
          Development, dated 10
          January 1997.

NOTE:  The above stated amounts reflect the following revisions:

                                              FROM           BY            TO
     Quantity in hours                        4,582          250          4,832
     Total Price                              $421,116.00    $22,329.57   $443,445.57
0001AA       Program Manager                  X              XXX          $118.06            XXXX
0001AB       Sr. Electrical Engineer          X              XXX          $ 75.41            XXXX
0001AC       Electronic Technician            X              XXX          $ 69.32            XXXX
000l AD      Systems Analyst                  X              XXX          $ 75.38            XXXX
0001AE       Sr. Software Engineer            X              XXX          $ 98.38            XXXX
0001AF       Software Engineer                X              XXX          $ 62.60            XXXX
             Total Amount CLIN 0001                          Not-To-Exceed                   $443,445.57

0002         Award Fee Earned                 For the Period                                 $36,433.00
0003         Travel                           For the Job    Not-To-Exceed                   $0.00
             (Inclusive of Burdens)
NOTE: The above stated amounts reflect the following revisions:
                                   FROM                      BY                              TO
                                   $15,000.00                ($15,000.00)                    $0.00

0004  OTHER DIRECT COSTS For the Job                         Not-To-Exceed                   $3,428.43
     (Inclusive of Burdens)

                                                                MDA904-97-C-0424
                                                                P00006
                                                                Page 3 of 3

NOTE:     The above stated amounts reflect the following revisions:

                                   FROM                    BY                        TO
                                   $10,758.00              ($7,329.57)               $3,428.43

0005      Date, in accordance with the         For the Lot                     Not-Separately-Priced
          Contract Data Requirements
          List (CDRL), DD Form 1423,
          dated 13 February 1997

          Total Not-To-Exceed                                                        $483,307.00

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

3.   As a result of the foregoing, the total contact value remains the same.

4. Except as provided for herein, all terms and conditions and provisions remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES

2.  AMENDMENT/MODIFICATION NO. P00005

3.  EFFECTIVE DATE: 24 OCT 1997

4.  REQUISITION/PURCHASE REQ. NO.  N/A
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Road
      Ft. Meade, Md 20755-6000
      Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Litronic Inc.
      ATTN:  James Prohaska (703-729-1700)
      43088 Winter Grove Drive
      Ashburn, VA 22011
(X)
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[_}] is extended,   [_] is not extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)   SEE SECTION G.1
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

(X)   D. OTHER (Specify type of modification and authority) 352.216-9007 Notice:
         Award Fee Funding and Award Fee Determination Plan

      E. IMPORTANT: Contractor [X] is not, [_] is required to sign this document and return ____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).

1. The purpose of this modification is to recognize the amount of award fee earned during the first evaluation period, 27 June 1997 through 30 September 1997 (Section B.1, CLIN 0002), in accordance with the award fee determination plan dated 10

June 1997 (Rev.2). The contractor has earned a score of 85 for the period and, therefore, shall earn 85% of the available award fee pool for the period $42,862.00, for a total amount of $36,433.00. Interim award fee payments in the amount of $21,431.00 have been made available for the payment during the period. The contractor is hereby authorized to invoice for the remaining balance of $15,002.00.

2.  Accordingly, this contract is hereby modified as follows.
Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

15B. CONTRACTOR/OFFEROR
     (Signature of person authorized to sign)

15C. DATE SIGNED

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     MARGARET M. QUASNY
     Contracting Officer

16B. UNITED STATES OF AMERICA
BY   /S/ Margaret M. Quasny
     ----------------------
     (Signature of Contracting Officer)

16C. DATE SIGNED 10/24/97

                                                                MDA904-97-C-0424
                                                                          P00005
                                                                     Page 2 of 3

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 SUPPLIES/SERVICES (Basic period 27 June 1997 - 30 September 1997) is revised to read:
Changes are in bold print.

CLIN      ITEM DESCRIPTION                     UNIT             QTY      UNIT PRICE   TOTAL

0001      The contractor shall furnish the     HRS              4582     XXX          $421,116.00
          necessary materials, facilities,
          equipment, supplies and services
          of skilled professional, technical
          and support personnel to fulfill
          the requirements set forth in the
          Statement of Work for Multi
          Level Information System Security
          Initiative Crypto Card System
          Analysis and Library and Driver
          Architecture and Development,
          dated 10 January 1997.

 0001AA   Program Manager                      X                XXX      $118.06      XXXX

0001AB    Sr. Electrical Engineer              X                XXX      $ 75.41      XXXX

0001AC    Electronic Technician                X                XXX      $ 69.32      XXXX

0001AD    Systems Analyst                      X                XXX      $ 75.38      XXXX

0001AE    Sr. Software Engineer                X                XXX      $ 98.38      XXXX

0001AF    Software Engineer                    X                XXX      $ 62.60      XXXX

      Total Amount CLIN 0001                                    Not-To-Exceed         $421,116.00

0002      Award Fee Earned                     For the Period                         $36,433.00

0003      Travel                               For the Job      Not-To-Exceed         $15,000.00
          (Inclusive of Burdens)

0004      OTHER DIRECT COSTS                   For the Job      Not-To-Exceed         $10,758.00
          (Inclusive of Burdens)

 0005     Date, in accordance with the         For the Lot              Not-Separately-Priced
          Contract Data Requirements
          List (CDRL), DD Form
          1423, dated 13 February 1997

          Total Not-To-Exceed:                  483,307.00

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

                                                                MDA904-97-C-0424
                                                                          P00005
                                                                     Page 3 of 3


NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

SECTION G - CONTRACT ADMINISTRATION DATA

G.l  ACCOUNTING AND APPROPRIATION DATA, ACR: AA only, is revised to read:

ACR:  AA                                                                                Obligate
977/80400.4500 574E51 999-2590 S18119 03200106 IX 0000 X22 I20B
   Previously Obligated for Section B.l CLINs 0001, 0003 and 0004                       $446,874.00
   Previously Obligated for Provisional Award Fee Payments                              $21,431.00
   DeObligate for Provisional Award Fee Payments This Action                            ($21,43 l .00)
   Total Amount Obligated for Provisional Award Fee Payments                            $0.00
   Previously Obligated for Future Award Fee Payments                                   $21,431.00
   Deobligate for Future Award Fee Payments                                             ($21,431.00)
   Total Amount Obligated for Future Award Fee Payments                                 $0.00
   Previously Obligated for Award Fee Earned                                            $0.00
   Obligate for Award Fee Earned This Action                                            $36,433.00
   Total Amount Obligated for Award Fee Earned                                          $36,433.00
   Total Amount Previously Obligated for ACR: AA                                        $489,736.00
   DeObligate ACR:  AA This Action                                                      ($6,429.00)
   Total Amount Obligated ACR:  AA                                                      $483,307.00

3. As a result of the foregoing, the total contract value is decreased as follows:

                    FROM                      By               TO

Not-To-Exceed       $1,339,736.00    ($6,429.00)         $1,333,307.00


4. Except as provided for herein, all terms and conditions and provisions remain unchanged and in full force and effect.

The Performance Evaluation Board discussed Litronic, Inc.'s performance during the base year award fee period via informal meetings. The conclusions reached are summarized as follows.

TECHNICAL

STAFFING:
   . Skilled personnel were assigned to the task, and all subcontracts appear to have been well managed.
   . There were no problems with personnel equipped with inadequate skills working on the task.

   Rating:  EXCELLENT

PERFORMANCE:

   . System Engineering produced a flexible architecture that was able to respond to numerous problems.
   . Few of the many bugs in the CI Library 1.52b were the result of any deficiency in Litronic's test engineering process. While Litronic's Software Engineering Process has some way to go, it certainly was capable of responding to this particular debugging exercise.
   . Litronic is very responsive in addressing support concerns.
   . Litronic communicates problems and concerns very well with the Program Office.

   Rating:  EXCELLENT

SCHEDULE:
   . Contractor had some difficulty in meeting schedule for CI Library 1.52b. As a result, library release was delayed for several months.

   Rating: MARGINAL

COST

   . Litronic effectively controlled program costs.
   . No problems were evident in Litronic's billing procedures.
   . Status reporting is deficient. It is often late, not available, or not useful. If this problem is not corrected by the next evaluation period, cost will be further affected.

   Rating:  GOOD



PERB Recommendations: Litronic, Inc.                 Base Year Award Period

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 7 PAGES
2.  AMENDMENT/MODIFICATION NO. P00004
3.  EFFECTIVE DATE: 23 OCT 1997
4.  REQUISITION/PURCHASE REQ. NO.  16-97-2093 A/3
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Road
      Ft. Meade, Md 20755-6000
      Attn: N141 (M. Lynn Miller) (410) 859-4071
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Litronic, Inc.
      ATTN:  James Prohaska (703-729-1700)
      43088 Winter Grove Drive
      Ashburn, VA 22011
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13):  27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers [_] is extended,   [_] is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   Obligate $850,000.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
(X) D. OTHER (Specify type of modification and authority)
       FAR 43.103 (a) Bilateral Modification.
    E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
A. The purpose of this modification is to:
1.Reduce the quantity of hours in section H.13 paragraph (b) OPTION I, 2.Exercise a portion of the option under section H.13 paragraph (b) OPTION I, in the FPAF amount of $850,000.00.

3.Add OPTION 3 for additional level of effort in Fiscal Year 1998 in the amount of $391,112.00.
B. Accordingly, this contract is hereby modified as follows.
(Continued on following page)
Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15.A NAME AND TITLE OF SIGNER (Type or print)
     James S. Prohaska
     Director, Business Development
15B. CONTRACTOR/OFFEROR
BY   /S/ JAMES S. PROHASKA
     ---------------------
     (Signature of person authorized to sign)
15C. DATE SIGNED 03 OCT 1997
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Gregory A. Fream
     Contracting Officer
16B  UNITED STATES OF AMERICA
BY   /S/ GREGORY A. FREAM
     --------------------
     (Signature of Contracting Officer)
16C. DATE SIGNED 03 Oct. 1997

                                                                MDA904-97-C-0424
                                                                P00004
                                                                Page 2 of 7


PART I - Reduce the Level Of Effort under H.13 paragraph (b) OPTION 1

OPTION 1 - FISCAL YEAR 1998 (1 OCTOBER 1997 - 30 SEPTEMBER 1998) is hereby restated as follows.

 CLIN        ITEM DESCRIPTION        UNIT    QTY   UNIT PRICE       TOTAL

0001 The contractor shall furnish    HRS     7864  XXX               $738,500.00
     the necessary materials,
     facilities, equipment,
     supplies, and services of
     skilled professional,
     technical and support
     personnel to fulfill the
     requirements set forth in the
     Statement of Work for Multi
     Level Information System
     Security Initiative Crypto

NOTE:  The above stated amounts reflect the following revisions:

                                      FROM                BY                            TO

            Quantity in hours         11,400              (3,536)                       7864
            Total Price               $1,071,465.00       ($332,965.00)                 $738,500.00

0001AA      Program Manager           X                    XXX                          $118.06         XXXX
0001AB      Sr. Electrical Engineer   X                    XXX                          $75.41          XXXX
0001AC      Electronic Technician     X                    XXX                          $69.32          XXXX
0001AD      Systems Analyst           X                    XXX                          $75.38          XXXX
0001AE      Sr. Software Engineer     X                    XXX                          $98.38          XXXX
0001AF      Software Engineer         X                    XXX                          $62.60          XXXX

            Total Amount CLIN 0001                              Not-To-Exceed    $738,500.00

                                                                MDA904-97-C-0494
                                                                P00004
                                                                Page 3 of 7

0002 Award Fee Pool, to be           For the Period                 $73,850.00
     determined in accordance
     with the Award Fee
     Determination Plan for Multi
     Level Information System
     Security Initiative Crypto
     Card System Analysis and
     Library and Driver Architecture
     and Development, dated 10 June 1997 (Rev. 2).

NOTE:     The above stated amounts reflect the following revisions:

                                                FROM                         BY                        TO

                                                $107,147.00                  ($33,297.00)              $73,850.00

0003      Travel                                For the Job                  Not-To-Exceed             $25,150.00
          (Inclusive of Burdens)

NOTE:     The above stated amounts reflect the following revisions:

                                                 FROM                         BY                        TO

                                                 $50,000.00                   ($24,850.00)              $25,150.00

0004      OTHER DIRECT COSTS                     For the Job                  Not-To-Exceed             $12,500.00
          (Inclusive of Burdens)

NOTE:     The above stated amounts reflect the following revisions:

                                                 FROM                         BY                        TO

                                                 $12,500.00                   ($0.00)                   $12,500.00

0005      Date, in accordance with the           For the Lot                  Not-Separately-Priced
          Contract Data Requirements
          List (CDRL), DD Form
          1423, dated 13 February 1997

                                                                MDA904-97-C-0424
                                                                P00004
                                                                Page 4 of 7

PART II -Exercise the option under H.13 paragraph (b) OPTION 1.

SECTION B - SUPPLIES/SERVICES AND PRICES

B.2 SUPPLIES/SERVICES - Fiscal Year 1998 (1 October 1997 - 30 September 1998) is hereby added to this contract as follows.

CLIN ITEM DESCRIPTION                    UNIT     QTY       UNIT PRICE     TOTAL

0001 The contractor shall furnish        HRS      7,864     XXX            $738,500.00
     the necessary materials,
     facilities, equipment,
     supplies, and services of
     skilled professional,
     technical and support
     personnel to fulfill the
     requirements set forth in the
     Statement of Work for Multi
     Level Information System
     Security Initiative Crypto
     Card System Analysis and
     Library and Driver Architecture
     and Development, dated 10
     January 1997.

0001AA      Program Manager              X        XXX       $118.06                XXXX
0001AB      Sr. Electrical Engineer      X        XXX       $ 75.41                XXXX
0001AC      Electronic Technician        X        XXX       $ 69.32                XXXX
0001AD      Systems Analyst              X        XXX       $ 75.38                XXXX
0001AE      Sr. Software Engineer        X        XXX       $ 98.38                XXXX
0001AF      Software Engineer            X        XXX       $ 62.60                XXXX

            Total Amount CLIN 0001                          Not-To-Exceed    $738,500.00

0002        Award Fee Pool, to be determined      For the Period             $73,850.00
            in accordance with the Award Fee
            Determination Plan for Multi
            Level Information System
            Security Initiative Crypto Card
            System Analysis and Library and
            Driver Architecture and
            Development, dated 10 June
            1997 (Rev. 2). There shall be one
            evaluation for the period of 1
            October 1997 - 30 September
            1998.  The contractor is authorized
            to bill for up to 50% of the
            available award fee ($36,925.00),
            on a monthly basis in equal
            amounts of $3,077.08.

                                                                MDA904-97-C-0424
                                                                P00004
                                                                Page 5 of 7

                                                                               UNIT
CLIN      ITEM DESCRIPTION                     UNIT              QTY           PRICE                   TOTAL

0003      Travel                               For the Job                   Not-To-Exceed              $25,150.00
          (Inclusive Of Burdens)

0004      Other Direct Costs                   For the Job                   Not-To-Exceed              $12,500.00
          (Inclusive of Burdens)

0005      Data, in accordance with the Con-    For the Lot                   Not-Separately-Priced
          tract Data Requirements List
          (CDRL), DD Form 1423, dated
          13 February 1997

SECTION F - DELIVERIES OR PERFORMANCE

F.3 352.211-90004 PERIOD OF PERFORMANCE (OCT 1990) - ALTERNATE III (OCT 1990) is hereby restated as follows.

   The period of performance shall extend from the date of contract award to 30 September 1998, unless performance is sooner terminated under the terms of the contract. However, the Government reserves the right to exercise the option to renew the contract for up to one (1) year, as set forth elsewhere in this contract.

SECTION G - CONTRACT ADMINISTRATION DATA

G.1  ACCOUNTING AND APPROPRIATION DATA has the following fund cite added.

ACR:  AB                                                                      Obligate

   978/90400.4500 584E51 999-2520 S18119 04700400 IX 0000 X22 I25D
   PR I69720930003
                    Obligated for section B.2 CLINs 0001, 0003 and 0004      $776,150.00
                    Obligated for Provisional Award Fee Payments             $ 36,925.00
                    Obligated for Future Award Fee Payments                  $ 36,925.00
                    Total Amount Obligated                                   $850,000.00

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.13 OPTION TO EXTEND THE TERM OF THE CONTRACT paragraph (b) OPTION 1 only, as restated in PART I of this modification, is hereby deleted in its entirety.

PART III - Add OPTION 3

H.13 OPTION TO EXTEND THE TERM OF THE CONTRACT paragraph (b) OPTION 3 is hereby added to this contract as follows.

                                                                MDA904-97-C-0424
                                                                P00004
                                                                Page 6 of 7

OPTION 3 - FISCAL YEAR 1998 (1 OCTOBER 1997 - 30 SEPTEMBER 1998).

CLIN   ITEM DESCRIPTION                       UNIT             QTY       UNIT PRICE   TOTAL
0001   The contractor shall furnish           HRS              3,536     XXX          $107,091.00
       the necessary materials, facilities,
       equipment, supplies, and services
       of skilled professional, technical
       and support personnel to fulfill
       the requirements set forth in the
       Statement of Work for Multi
       Level Information System
       Security Initiative Crypto Card
       System Analysis and Library and
       Driver Architecture and
       Development, dated 10 January 1997.

0001AA Program Manager                        X                XXX            $118.06            XXXX
0001AB Sr. Electrical Engineer                X                XXX            $75.41             XXXX
0001AC Electronic Technician                  X                XXX            $69.32             XXXX
0001AD Systems Analyst                        X                XXX            $75.38             XXXX
0001AE Sr. Software Engineer                  X                XXX            $98.38             XXXX
0001AF Software Engineer                      X                XXX            $62.60             XXXX

       Total Amount CLIN 0001                                  Not-To-Exceed             $107,091.00

0002   Award Fee Pool, to be                  For the Period                             $10,709.00
       determined in accordance
       with the Award Fee
       Determination Plan for Multi
       Level Information System
       Security Initiative Crypto
       Card System Analysis and
       Library and Driver Architecture and
       Development, dated 10 June
       1997 (Rev. 2).

0003   Travel                                 For the Job      Not-To-Exceed             $2,600.00
       (Inclusive of Burdens)

0004   Other Direct Costs                     For the Job      Not-To-Exceed             $84,600.00
       (Inclusive of Burdens)

0005   Date, in accordance with the           For the Lot      Not-Separately-Priced
       Contract Data Requirements
       List (CDRL), DD Form
       1423, dated 13 February 1997

                                                                MDA904-97-C-0424
                                                                P00004
                                                                Page 7 of 7

C. As a result of the foregoing, the total contract price is restated as follows..

   Section B.l                         FROM          BY            TO
Cost of CLINs 0001 0003 and 0004       $338,465.00   $0.00         $338,465.00
Award Fee Pool                         $31,271.00    $0.00         $31,271.00
Earned Award Fee                       $0.00         $0.00         $0.00
Total CPAF Amount                      $369,736.00   $0.00         $369,736.00

   Section B.2                         FROM          BY            TO
Cost of CLINs 0001, 0003 and 0004      $0.00         $776.150.00   $776.150.00
Award Fee Pool                         $0.00         $73,850.00    $73,850.00
Earned Award Fee                       $0.00         $0.00         $0.00
Total CPAF Amount                      $0.00         $850,000.00   $850.000.00

                                       FROM          BY            TO
Total Contract Price                   $489,736.00   $850,000.00   $1,339,736.00

D. Except as provided herein, all terms and conditions of this contract, as previously modified, remain unchanged and in full force and effect.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES
2.  AMENDMENT/MODIFICATION NO. P00003
3.  EFFECTIVE DATE: 15 SEP 1997
4.  REQUISITION/PURCHASE REQ. NO.  16-97-2093-0002
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Rd., FANX III
      Ft. George G. Meade, MD 20755-6000
      Attn: N141 (MLM)
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) LITRONIC
      ATTN:  JAMES PROHASKA (703-729-1700)
      43088 WINTER GROVE DRIVE
      ASHBURN, VA 22011
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA###-##-####
CODE                FACILITY CODE
X10B.  DATED (See Item 13):  27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers [_] is extended,   [_] is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)   SEE PAGE 2    Obligate:
$75,000.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
(X) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       FAR 43.103(a)
    D. OTHER (Specify type of modification and authority)
    E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible:)
1. The purpose of this modification is to provide additional funds to increase the level of effort and to change the subcontract number of page 2 of the basis contract from SB0920-96-602356 to SB0920-97-706672.

2. Accordingly, the following sections are hereby modified:  SEE PAGE 2
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A  NAME AND TITLE OF SIGNER (Type or print)
     James S. Prohaska
     Director, Business Development
15B  CONTRACTOR/OFFEROR
BY   /S/ JAMES S. PROHASKA
     ---------------------
     (Signature of person authorized to sign)
15C. DATE SIGNED 12 SEP 1997
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     GREGORY A. FREAM
     Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ GREGORY A. FREAM
     --------------------
     (Signature of Contracting Officer)
16C. DATE SIGNED 15 Sept. 1997
                                                                 page 2
                                                        MDA904-97-C-0424/ P00003

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.l  SUPPLIES/SERVICES, CLINs 0001 and 0002 only, are revised as follows:

                                                                                      UNIT
CLIN      SUPPLIES/SERVICES                                    UNIT QTY               PRICE            TOTAL

0001      The Contractor shall furnish                         HRS From 3873          XXX     From $353,616.00
          the necessary materials, facilities, equipment,      By 709                         By   $ 67,500.00
          supplies                                             To 4582                        To   $421,116.00
          and services of skilled professional,
          technical and support personnel
          to fulfill the
          requirements set forth in the
          Statement of
          Work entitled, "Multi Level
          Information
          System Security Initiative Crypto Card System
          Analysis and Library and Driver Architecture
          and Development,"
          dated 10 January
          1997 and
          the documents referenced in Section C.  The
          contractors's management shall provide for the
          effective timely and integrated implementation
          of contract requirements.

0001AA Program Manager                                         X                XX    $118.06        XXXX
0001AB Sr. Electrical Eng.                                     X                XX    $ 75.41        XXXX
0001AC Electronic Technician                                   X                XX    $ 69.32        XXXX
0001AD Systems Analyst                                         X                XX    $ 75.38        XXXX
0001AE Sr. Software Engineer                                   X                XX    $ 98.38        XXXX
0001AF Software Engineer                                       X                XX    $ 62.60        XXXX

       Total Amount CLIN 0001                                  Not-To-Exceed                   $421,116.00

0002   Award Fee Pool, to be                                   For the Period   From           $ 35,362.00
       determined in accordance                                                 By             $  7,500.00
       with the                                                                 To             $ 42,862.00
       Award Fee Plan for Multi-Level Information System
       Security Initiative Crypto Card System Analysis and
       Library and Driver Architecture and Development dated 10
       June 1997 (Rev. 2). There shall be one evaluation of
       performance at the end of the period of performance (Date
       of contract award through 30 September 1997.) If the
       Government exercises the options to extend the term of
       the contract, there shall be an evaluation of performance at the conclusion of each option year.  The contractor is
       authorized to bill for up to 50% of the available award fee
       ($21,431.00), on a monthly basis in equal amounts of $5,357.75.

SECTION G - CONTRACT ADMINISTRATION DATA

G1 ACCOUNTING AND APPROPRIATION DATA is revised as follows:
ACR:   AA                                                       Obligate

977/780400.4500 574E5l 999-2520 S18119 03200106 IX 0000
X22 I20B

PR: I6-97-2093-0002                                          From          By           To
     Obligated for CLINs 0001, 0003 and 0004                   $379,374.00   $67,500.00   $446,874.00
     Obligated for Provisional Award Fee Payments              $ 17,681.00   $ 3,750.00   $ 21,431.00
     Obligated for Future Award Fee Payments                   $ 17,681.00   $ 3,750.00   $ 21,431.00
     Total Amount Obligated                                    $414,736.00   $75,000.00   $489,736.00

                                                                 page 3
                                                        MDA904-97-C-0424/ P00003

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

   Funds in the amount of $21.431.00 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

3. As a result of this modification, total contract value is increased as follows:

                              FROM                 BY             TO
FFP (LOE)                     $414,736.00          $75,000.00     $489,736.00

4. Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3 PAGES
2.  AMENDMENT/MODIFICATION NO. P00002
3.  EFFECTIVE DATE:  04 SEP 1997
4.  REQUISITION/PURCHASE REQ. NO.  16-97-2093-0001
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Rd., FANX III
      Ft. George G. Meade, Md 20755-6000
      Attn: N141 (MLM)
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) LITRONIC
      ATTN:  JAMES PROHASKA (703-729-1700)
      43088 WINTER GROVE DRIVE
      ASHBURN, VA 22011
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA###-##-####
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers [_] is extended,   [_] is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   SEE PAGE 2     Obligate:
$45,000.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

(X)C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      FAR 43.103(a)
   D. OTHER (Specify type of modification and authority)
   E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
    1. The purpose of this modification is to provide additional funds to increase the level of effort.
    2.  Accordingly, the following sections are hereby modified:  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15.A NAME AND TITLE OF SIGNER (Type or print)
     James S. Prohaska
     Director, Business Development
15B  CONTRACTOR/OFFER
BY   /S/ JAMES S. PROHASKA
     ---------------------
     (Signature of person authorized to sign)
15C. DATE SIGNED 03 SEP 1997
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     James M. Russell
     Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ JAMES M. RUSSELL
     --------------------
16C. DATE SIGNED 04 SEP 1997
                                                                 page 2
                                                       MDA904-97-C-0424 / P00002


SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 SUPPLIES/SERVICES, CLINs 0001 and 0002 only arc revised as follows:

                                                                                 UNIT
CLIN        SUPPLIES/SERVICES                         UNIT          QTY          PRICE             TOTAL
0001        The contractor shall furnish the          HRS           From 3425    XXX       From    $312,707.00
            necessary materials, facilities,                        By  448                By      $ 40,909.00
            equipment, supplies and services                        To 3873                To      $353,616.00
            of skilled professional, technical and
            support personnel to fulfill the
            requirements set forth in the Statement
            of work entitled, "Multi Level Information
            System Security Initiative Crypto Card
            System Analysis and Library and Driver
            Architecture and Development," dated 10 January
            1997 and the documents referenced in Section C.
            The contractor's management shall provide for the
            effective timely and integrated implementation of
            contract requirements.

0001AA      Program Manager                           X                  XX      $118.06           XXXX
0001AB      Sr. Electrical Eng.                       X                  XX      $75.41            XXXX
0001AC      Electronic Technician                     X                  XX      $69.32            XXXX
0001AD      Systems Analyst                           X                  XX      $75.38            XXXX
0001AE      Sr. Software Engineer                     X                  XX      $98.38            XXXX
0001AF      Software Engineer                         X                  XX      $62.60            XXXX

            Total Amount CLIN 0001                    Not-To-Exceed                                $353,616.00

0002        Award Fee Pool, to be determined in       For the Period             From              $31,271.00
            accordance with the Award Fee Plan                                   By                $4,091.00
            for Multi-Level Information System                                   To                $35,362.00
            Security Initiative Crypto Card
            System Analysis and Library and Driver
            Architecture and Development, dated 10 June
            1997 (Rev. 2).  There shall be one evaluation of
            performance at the end of the period of performance
            (Date of contract award through 30 September
            1997.)  If the Government exercises the
            options to extend the term of the contract, there
            shall be an evaluation of performance at the
            conclusion of each option year.  The contractor
            is authorized to bill for up to 50% of
            the available award fee ($17,681.00), on a
            monthly basis in equal amounts of $4,420.25.

SECTION G - CONTRACT ADMINISTRATION DATA
G.1 ACCOUNTING AND APPROPRIATION DATA is revised as follows:

ACR:  AA                                                                                 Obligate
977/780400.4500 574E51 999-2520 S18119 03200106 IX 0000
X22 120B
PR:   I6-97-2093-0001                                        From          By           To
Obligated for CLINs 0001, 0003 and 0004                      $338,465.00   $40,909.00   $379,374.00
Obligated for Provisional Award Fee Payments                 $ 15,635.50   $ 2,045.50   $ 17,681.00
Obligated for Future Award Fee Payments                      $ 15,635.50   $ 2,045.50   $ 17,681.00
Total Amount Obligated                                       $369,736.00   $45,000.00   $414,736.00

                                                                page 3
                                                       MDA904-97-C-0424 / P00002

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993) is restated as follows:

   Funds in the amount of $17,681.00 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

3. As a result of this modification, total contract value is increased as follows:

                         FROM                    BY              TO
FFP (LOE)                $369,736.00             $45,000.00      $414,736.00

4. Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE      OF       PAGES
2.  AMENDMENT/MODIFICATION NO.   01
3.  EFFECTIVE DATE:  26 AUG 97
4.  REQUISITION/PURCHASE REQ. NO.
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      U.S. SMALL BUSINESS ADMINISTRATION
      ATTN:  MED
      200 W. SANTA ANA BLVD., STE. #700
      SANTA ANA, CA 92701
      ATTN:  JOE DWORNICZAK   714-550-7420
CODE
7.  ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) LITRONIC INDUSTRIES
      ATTN:  JAMES PROHASKA
      43088 WINTER GROVE DRIVE
      ASHBURN, VA 22011
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: SB0920-96-602356
CODE                FACILITY CODE
X10B.  DATED (See Item 13):  27 JUN 97
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers [_] is extended,   [_] is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)   N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

(X) B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
     D. OTHER (Specify type of modification and authority)
     E. IMPORTANT: Contractor [X] is not, [_] is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
    1.  Reference contract MDA904-97-C-0424, with NSA.
    2. Effective immediate, the subcontract #SB0920-96-602356 is changed to the new number SBO920-97-706672.
    3. The SBA office which issues/administrates the subcontract is as in block 6 above.
Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A  NAME AND TITLE OF SIGNER (Type or print)
15B  CONTRACTOR/OFFEROR
     (Signature of person authorized to sign)
15C. DATE SIGNED
16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)
     Joseph Dworniczak
     Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ JOSEPH DWORNICZAK
     ---------------------
     (Signature of Contracting Officer)
16C. DATE SIGNED 26 Aug 97

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1.  CONTRACT ID CODE
PAGE 1 OF 3  PAGES
2.  AMENDMENT/MODIFICATION NO. P00001
3.  EFFECTIVE DATE:  03 JULY 1997
4.  REQUISITION/PURCHASE REQ. NO.  N/A
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
      Maryland Procurement Office
      9800 Savage Rd., FANX III
      Ft. George G. Meade, MD 20755-6000
      Attn: N141 (MLM)
CODE  H98230
7.  ADMINISTERED BY (If other than Item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) LITRONIC
      ATTN:  JAMES PROHASKA (703-729-1700)
      43088 WINTER GROVE DRIVE
      ASHBURN, VA 22011
(X)
9A.  AMENDMENT OF SOLICITATION NO.
9B. DATED (See Item 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.: MDA904-97-C-0424
CODE                FACILITY CODE
X10B.  DATED (See Item 13): 27 June 1997
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[_] The above numbered solicitations is amended as set forth in Item 14.  The
hour and date specified for receipt of Offers [_] is extended,   [_] is not
extended.
Offer's must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you design to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)   N/A      Obligate:  N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)
    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
(X) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
       FAR 43.103(a)
    D. OTHER (Specify type of modification and authority)
    E. IMPORTANT: Contractor [_] is not,  [X] is required to sign this document and return 3 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible).
    1. The purpose of this modification is to incorporate the requirements of the attached Contract Security Classifications Specification DD Form 254, dated 23 June 1997.
    2. Accordingly, the following sections are hereby modified:  SEE PAGE 2

Except as provided herein all terms and conditions of the document referenced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
     James S. Prohaska
     Director, Business Development
15B  CONTRACTOR/OFFEROR
BY   /S/ JAMES S. PROHASKA
     ---------------------
     (Signature of person authorized to sign)
15C. DATE SIGNED 7/3/97
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     JAMES M. RUSSELL
     Contracting Officer
16B. UNITED STATES OF AMERICA
BY   /S/ JAMES M. RUSSELL
     --------------------
     (Signature of Contracting Officer)
16C. DATE SIGNED 03 JUL 1997
                                                                 page 2
                                                       MDA904-97-C-0424 / P00001

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENTS is revised to add:

C.4 Contract Security Classification Specification, DD Form 254, dated 23 June 1997.

SECTION D - PACKAGING AND MARKING is revised to add:

D.3 352.247-9004 PACKING AND SHIPPING (OCT 1993)

   (a) Packing

   (1) Material shall be packed by personnel duly cleared for the level of classification in question, to conceal it properly and to avoid suspicion as to its contents, and to reach destination in satisfactory condition. Internal markings or internal packaging will clearly indicate the classification. NO NOTATION TO INDICATE THE CLASSIFICATION SHALL APPEAR ON EXTERNAL MARKINGS.

   (2) Documents shall be enclosed in two sealed envelopes or covers. Typewritten or printed matter in the contents shall be protected by a cover sheet or by folding inward to avoid direct contact with the inner envelope or cover. The inner cover shall be addressed, return addressed, sealed and marked with the security classification on front and back so that the marking will be easily seen when the outer cover is removed. Receipt for, if required, shall be enclosed identifying the addressor, addressee, and listing the contents by short title. The outer envelope or cover shall be of sufficient opaqueness and density as to prevent the classification marking of the inner cover from being visible and shall be addressed, return addressed, and carefully sealed with no markings or notations.

   (b) Shipping

   (1) Classified material shall be shipped in accordance with the Industrial Security Manual for Safeguarding Classified Material and Security Guidelines contained in DD Form 254.

   (2) Unclassified material shall be shipped in accordance with the Contractor's best commercial practice to insure safe arrival at destination.

                                                                 page 3
                                                       MDA904-97-C-0424 / P00001

SECTION H- SPECIAL CONTRACT REQUIREMENTS is revised to add:

H.16 352.290-9001 RETENTION OF INFORMATION (OCT 1993)

   After completion of the contract, the Contractor shall not retain in his possession (unless specified by the contract document) any drawings, sketches, prints, reports, or other data developed under this contract without written approval of the Contracting Officer, or his duly authorized representative.

SECTION I - CONTRACT CLAUSES

1.5 REFERENCED CLAUSES - WHEN APPLICABLE is revised to add:

52.204-2 Security Requirements (AUG 1996)

3. As a result of this modification, total contract value is unchanged.

4. Except as provided herein all other terms and conditions of the subject contract remain unchanged and in full force.

DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (The requirements of the DoD industrial Security Manual apply to all security aspects of this effort)

1. CLEARANCE AND SAFEGUARDING
a. FACILITY CLEARANCE REQUIRED: SECRET
b. LEVEL OF SAFEGUARDING REQUIRED: SECRET

2. THIS SPECIFICATION IS FOR: (x   and complete as applicable)
X  a.  PRIME CONTRACT NUMBER: MDA904-97-C-0424
   b.  SUBCONTRACT NUMBER
   c.  SOLICITATION OR OTHER NUMBER
DUE DATE (YYMMDD)

3. THIS SPECIFICATION IS: (X and complete as applicable)
X  a.  ORIGINAL (Complete date in all cases) DATE (YYMMDD): 970623
   b.  REVISED (Supercedes all previous specs) / Revision No. / DATE (YYMMDD)
   c.  FINAL (Complete Item 5 in all cases) / DATE (YYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT?  X YES;         NO.  IF YES, complete the
                                 ---
following:
   Classified material received or generated under         MDA904-95-C-4074  .
                                                   --------------------------
   (Preceding Contract Number) is transferred to this follow-on contract.

5.   IS THIS A FINAL DD FORM 254:              YES;            X    NO.  If Yes,
                                        ------              -------
complete the following:

   In response to the contractor's request date _____________________, retention of the identified classified material is authorized for the period of
   _______________________.

6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
a. NAME, ADDRESS, AND ZIP CODE
   Litronic Industries
   2950 Redhill Avenue
   Costa Mesa, CA 92626-7900
b. CAGE CODE:
   4F972
c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
   Defensive Investigative Service
   Industrial Secuiryt Field Office, San Diego
   16855 W. Bernardo Drive, Suite 150
   San Diego, CA 92127-1619

7. SUBCONTRACTOR
a. NAME, ADDRESS AND ZIP CODE:
b. CAGE CODE:
c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

8. ACTUAL PERFORMANCE
a. LOCATION:
b. CAGE CODE:
c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)

9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
Multi Level Information System Security Initiative Crypto Card System Analysis, and Library and Driver Architecture and Development.

10.THIS CONTRACT WILL REQUIRES ACCESS TO:          YES   NO
a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION:   X
b. RESTRICTED DATA                                        X
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION             X
d. FORMERLY RESTRICTED DATA                               X
e. INTELLIGENCE INFORMATION:
     (1) Sensitive Compartmented Information (SCI)        X
     (2) Non-SCI                                   X
f. SPECIAL ACCESS INFORMATION                             X
g. NATO INFORMATION                                       X
h. FOREIGN GOVERNMENT INFORMATION                         X
i. LIMITED DISSEMINATION INFORMATION                      X
j. FOR OFFICIAL USE ONLY INFORMATION               X
k. OTHER (Specify

11.IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:     YES   NO
a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT
   ANOTHER CONTRACTOR'S FACILITY OR A GOVERNMENT
   ACTIVITY                                                    X
b. RECEIVE CLASSIFIED DOCUMENTS ONLY                           X
c. RECEIVE AND GENERATE CLASSIFIED MATERIAL              X
d. FABRICATE MODIFY, OR STORE CLASSIFIED HARDWARE        X
e. PERFORM SERVICES ONLY                                       X
f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION
   OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS AND
   TRUST TERRITORIES                                           X
g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE
   TECHNICAL INFORMATION CENTER (DTIC) OR OTHER
   SECONDARY DISTRIBUTION CENTER                               X
h. REQUIRE A COMSEC ACCOUNT                              X
i. HAVE TEMPEST REQUIREMENTS                                   X
j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS               X
k. BE AUTHORIZED TO USE THE DEFENSE COURIER
   SERVICE                                               X
l. OTHER (Specify)

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release

   X     DIRECT     ____________________ Through (Specify)

   Proposed public releases shall be submitted for approval prior to release direct to the Contracting Officer.

   to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
* In the case of non_DoD User Agencies, requests for disclosure shall be submitted to that agency.

13.  SECURITY GUIDANCE.   The security classification guidance needed for this
classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance)

   Additional security requirements begin on page 3.

CLASSIFIED AIS PROCESSING WILL BE INVOLVED?
      X       YES            NO
   -------          -------

ANNUAL REVIEW OF THIS FORM REQUIRED
              NO      X      YES (date)              One year ADAD
  -------           -------               ------------------------------------

TYPED NAME, TITLE AND SIGNATURE OF
PROGRAM/PROJECT MANAGER/COR OR OTHER
DESIGNATED OFFICIAL

John Centafont
Program Manager
/S/   JOHN CENTAFONT

ACTIVITY NAME ADDRESS, ZIP CODE, TELEPHONE
NUMBER AND OFFICE SYMBOL
Director, National Security Agency
9800 Savage Road, Attn:  X22
Fort George G. Meade, MD 20755-6733    (410) 859-4464

ONLY AUTHORIZED NSA CONTRACTING OFFICERS MAY SERVE AS CERTIFYING OFFICIALS FOR NSA SCI CONTRACTS AND SUBCONTRACTS.

14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract. (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space
is needed.)   X  YES        NO
            -----      -----

15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security office. (If Yes, explain and identify specific areas or elements carved out and the activity responsible for
inspections. Use item 13 if additional space is needed.)        YES    X   NO
                                                          -----      -----


16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

a. TYPED NAME OF CERTIFYING OFFICIAL
   James Russell

b. TITLE
   Contracting Officer

c. TELEPHONE (Include Area Code)
   (410) 684-7102

d. ADDRESS (Include Zip Code)
   Maryland Procurement Office
   9800 Savage Road
   Fort George G. Meade, MD 20755-6000

e. SIGNATURE
   /S/   JAMES M. RUSSELL

17.REQUIRED FOR DISTRIBUTION
   X  a.   Contractor
      b.   Subcontractor
   X  c.   Cognizant Security Office for Prime and Subcontractor
      d.   U.S. Activity Responsible for Overseas Security Administration
   X  e.   Administrative Contracting Officer
   X  f.   Others As Necessary  S412, DCS

                                                                    Attachment A
                                                                  September 1996

                     SECURE TELECOMMUNICATION REQUIREMENTS

   Secure telecommunications are required as this contract involves access to classified information or sensitive unclassified, Government or Government-derived information at the contractor facility. These requirements apply to the use of Government contractor telecommunications equipment over which classified information or sensitive unclassified Government or Government-derived information is transmitted.

   The following definitions apply:

   Telecommunications: Preparation, transmission, communication, or related processing of information (writing, images, sounds or other data) by electrical electromagnetic, electromechanical, electro-optical or electronic means.

   "Government Contractor" telecommunications: Voice and data telecommunications between or among Federal Government Agencies and their contractor/subcontractors. This includes management information processing systems and local data networks.

   "Secured" means the application of communications security (COMSEC) equipments, devices or techniques to telecommunications or information processing systems over which classified information is transmitted.

   "Protected" means the application of National Security Agency (NSA) approved protection equipment, devices or techniques to contractor telecommunications over which sensitive unclassified, Government or Government-derived information is transmitted.

   "Sensitive unclassified, Government or Government-derived information" is defined as any information, the loss, misuse or unauthorized access to, or modification of which might adversely affect the U.S. national interest, the conduct of DoD programs or the privacy of DoD personnel.

   A COMSEC account is required for this contract. The NSA Central Office of Record has primary responsibility for auditing all COMSEC material held in this account. NSA will ensure that all Government contractor secure telecommunications facilities are operated in accordance with NSA requirements.

   The contractor or subcontractor shall comply with DoD 5220.22-A, COMSEC Annex to the National Industrial Security Program Operating Manual, dated June 1995.

   Equipment, devices, techniques and services required for securing or protecting contractor telecommunications will be acquired only from sources listed in the NSA Information Systems Security Products and Services Catalog. Contractors shall comply with the STU-III Doctrine or other appropriate doctrine.

   Keying materials required for the operation of secured and protected telecommunications systems will be furnished by the government. A Defense Courier Service account may be required for shipment of this material.

   The prime contractor shall include requirements that conform with this DD254 in all subcontracts that require secured or protected equipment or services.

   COMSEC incidents will be reported as follows: The contractor shall make an immediate telephonic notification to NSA of any incident or violation of COMSEC requirements. Notification will be made to the Office of COMSEC Insecurities on
(410) 859-6811. Violations or possible compromises of COMSEC information should also be reported to S41 at (410) 859-6255 or the NSA Support Services Operations Center, Security Duty Officer at (301) 688-6911. A follow-up written report is required and shall be appropriately classified. Specific guidance as to proper classification will be provided by NSA. The report shall be submitted to the Contracting Officer, ATTN: V514 and the appropriate Defense Investigative Service (DIS) Cognizant Security Office. If accountable COMSEC material is involved, the Central Office of Record will also be provided a copy of the report.

   Clarification and guidance for COMSEC requirements may be directed to the NSA Procedural and Material Control Branch at (301) 688-8110.

                                                                    Attachment C
                                                                  September 1996

                         COLLATERAL (NON-SCI) CONTRACTS

   Contractor employees may not carry any classified material on commercial aircraft unless approved by the Contracting Officer (CO) or his designated representative.

   Classified material released under this contract does not become the property of the contractor and can be withdrawn by the National Security Agency (NSA) at anytime. Upon expiration of the contract, all classified materials released to the contractor and all other materials of any kind incorporating data from such classified materials will be returned to the NSA for final disposition. A certificate of destruction in lieu of the material will suffice when the material has been destroyed, either at the direction or under the supervision of the CO or his designee.

   The contractor will not release classified material to any activity or individual of the contractor's organization not directly engaged in providing services under the contract, or to another contractor (including a subcontractor), government agency, private individual, or organization without the written consent of the CO. In the event that consent for such release is requested, the NSA will verify that the proposed recipient is appropriately cleared and has need-to-know.

   Contractor and subcontractor personnel, as well as individuals who are consultants to the contractor or subcontractor, who have access to certain specified classified cryptographic information or materials, or to spaces where such classified cryptographic information or materials are produced, processed or stored are subject to requirements set forth in NSA/CSS Regulation 90-15. The Contractor Security Officer shall notify such personnel that they are subject to this requirement and shall provide the CO written confirmation that this notice was provided within 90 days of the effective date of this DD254.

   Non-US citizens, to include immigrant aliens, are not authorized access to classified or to unclassified portions of this contract, proposal or study without the express written approval of NSA, Facilities Security Services (S41).

   Contractors will maintain such records as will permit them to furnish on demand the names of individuals who have or have had access to classified material in the custody of the contractor.

   Reproduction of any material released to the contractor must be approved by the Contracting Officer's Representative (COR).

   The following marking applies to all classified elements of information generated under this contract:

     DERIVED FROM:  (Insert source document)
     DECLASSIFY ON: (Insert date)

   These documents apply to this contract:

   Form G9006, "Classification Guidelines"

   Director of Central Intelligence Directive 1/7, Security Controls on the Dissemination of Intelligence Information, effective 15 June 1996

   Executive Order 12958, Classified National Security Information, dated October 1995

   32 Code of Federal Regulations Part 2001, Implementation of Executive Order 12958, dated October 1995

   DoD 5220.22-M, National Industrial Security Program Operating Manual, dated January 1995

   DoD 5220.22-M-Sup 1, National Industrial Security Program Operating Manual Supplement, dated February 1995
   Handling, Control and Accountability Requirements for NSA Sensitive Compartmented Information Contracts, dated 8 August 1994

   NSA/CSS Classification Manual 123-2, dated 3 September 1991

   These additional documents and paragraphs will be included on DD254 attachments for COMSEC collateral efforts:

   DoD 5220.22-A, COMSEC Annex to the National Industrial Security Program Operating Manual, dated June 1995

   NSA/CSS Regulation 90-15, Access to Classified Cryptographic Information, dated 16 March 1992

   NCSC-6, National Policy Governing the Disclosure or Release of COMSEC to Foreign Governments or International Organizations, dated 16 January 1981

   The contractor/subcontractor shall not divulge to any individual, company, organization, or other U.S. Government Department or Agency any information, either classified or unclassified, pertaining to the design or capabilities of COMSEC or communications protection systems or equipment being developed, produced, purchased, or provided as Government-furnished equipment under this and/or previous NSA contracts without the prior approval of the NSA.

   Classified and COMSEC waste paper products should be destroyed daily. Classified and Controlled Cryptographic Item (CCI) hardware production scrap resulting from this contract shall be disposed of at intervals not to exceed six months.

   Any external view or photographs of the end item hardware, provided all covers are in place, shall be unclassified, but the information shall be marked FOR OFFICIAL USE ONLY and released based on need-to-know. This information will not be published in periodicals or trade publications without prior approval of the CO.

   Contractor/subcontractor-generated documents, both classified and unclassified, shall not be released to the Defense Technical Information Center
(DTIC). They shall bear the statement "Not Releasable to the Defense Technical Information Center per DoD Directive 3200.12."

   All material created from the pattern generation tape, whether intermediate or end product, shall be afforded the same protection as the pattern generation tape. The contractor or subcontractor shall ensure that an appropriate classification marking is affixed to each item in a manner that affords the item sufficient protection. Reticles, masters and submasters, working plates, blowbacks, and any other material created from the pattern generation tape or its derivative shall be marked with the appropriate classification and shall be controlled within the "in-process" accounting system as required by DoD 5220.22-
A. Depending upon the process used for the fabrication or CCI products, reticles and other materials produced from the pattern generation tape or its derivatives shall be marked to reflect either a classification or a CCI designation, as appropriate. Such material shall also be controlled within the "in-process" accounting system.

   All classified COMSEC documents (drawings, reports, test date, correspondence, etc.) originated by the contractor or subcontractor shall not be disclosed to foreign nationals and must be marked "US ONLY." The release of those documents that need to be shared with foreign governments must be approved by Director, NSA as specified in NCSC-6. Documents approved for release to a foreign government shall be marked "REL to US and (insert name of specified country) ONLY".

   In addition to other applicable caveats, contractor or subcontractor-generated classified COMSEC documents, photographs, reports, etc., shall be marked with the following caveat: "COMSEC MATERIAL -- Access by Contractor Personnel Is Restricted to U.S. Citizens Holding Final Government Clearance."

   Requirements for contractor handling of classified operational keying material marked CRYPTO are provided in DoD 5220.22-A.

DEPARTMENT OF DEFENSE

MARYLAND PROCUREMENT OFFICE
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MARYLAND 20755-6000

IN REPLY REFER TO
MPO -N141,(MLM)                                          Date:  3 September 1998


Litronic, Inc.
ATTN:  Mr. Jim Prohaska
8150 Leesburg Pike
Vienna, VA 22182

Subject:        Appointment of Contracting Officer's Representatives

Reference:      Contract MDA904-97-C-0424

Mr. Prohaska:

The following employees of the Department of Defense are hereby designated Contracting Officer's Representatives, CORs for the above referenced contract. These appointments may not be redelegated. No other appointment(s) pertaining to this contract is/are to be recognized by our company unless the undersigned notifies you in writing of changes to this/these appointment(s).

This letter supersedes previous editions.

Name                 Telephone No.    Function/Area of
----                 --------------   ----------------
Responsibility
--------------
Joseph Havrilla      (410) 859-4492   Technical, X21
Mark Altizera        (410) 859-4492   Technical, X21
John Centafoot       (410) 859-4463   Technical, X22

The authority of the CORs is limited to:

1. Providing technical advice and guidance with regards to specifications, purchase description, or the Statement of Work.

2. Maintaining liaison and coordination between your company representatives and the Contracting Officer.

3.  Performing inspections, acceptance, and quality assurance functions.

4. Other technical or administrative duties specified in the COR appointment letter from the Contracting Officer to the CORs.

A COR is not authorized to give direction or instructions which exceed his/her authority. All changes involving the unit cost, total contract price, quantity, quality, or delivery schedule must be accomplished by a Change Order or Supplemental Agreement to be negotiated and signed by the Contracting Officer.

The above designated appointments shall be effective until completion of the contract, unless otherwise revoked by the Contracting Officer.

Your attention is directed to DOD Directive 5500.7 dated 15 Jan 77, regarding responsibilities for Standards of Conduct for Government employees, and your cooperation in this matter is requested.

Please acknowledge receipt of this letter by signing the enclosed original and returning it to the Maryland Procurement Office, ATTN: N141, (MLM), 9800 Savage Road, Fort George G. Meade, MD 20755-6720.

Sincerely,

/S/MARGARET M. QUASNY
Margaret M. Quasny
Contracting Officer

I acknowledge receipt of this letter and understand the responsibilities and limitations of the COR appointments as stated above.

          /S/
------------------------------
Company Representative

DEPARTMENT OF DEFENSE

MARYLAND PROCUREMENT OFFICE
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MARYLAND 20755

IN REPLY REFER TO                                     N141-0144-98
MPO -N141 (MLM)                              Date:  10 August 1998


Litronic, Inc.
ATTN:  Mr. Jim Prohaska
8150 Leesburg Pike, Suite 700
Vienna, VA 22182

Subject:       Contractor Performance Evaluation Assessment Forms

Reference:     Contract MDA904-97-C-0424

Dear Mr. Prohaska:

Enclosed is the Contractor Performance Evaluation Assessment for Contract MDA904-97-C-0424. This information, along with other information from the Maryland Procurement Office Past Performance database, may be utilized for future solicitations for the purposes of past performance evaluation. It is important to us that the information in the database be accurate and complete and that it fully reflect contractor performance. Please review the data and then sign and return the report no later than thirty calendar days from the date of receipt of this letter. Your signature evidences that the report has been reviewed. It does not imply that you necessarily agreed with the evaluation. You are free to provide any additional comments or information which you believe is relevant to the Government's assessment, to include rebuttal information. If the Contractor disagrees with the rating received, the matter shall be reviewed at one level above the Contracting Officer in accordance with FAR 42.1503(b). However, the ultimate conclusion on the performance evaluation is a decision of the Contracting Agency. Any additional information or rebutting statements provided by the Contractor will be retained on file with the report. Copies of the signed report should be sent to the undersigned and to the Contracting Officer whose signature appears on the report. If a signed assessment is not received within the 30 days provided, the data will be entered into the Agency's database as stated in the enclosed report/s. Please sign and return a copy of this letter to the undersigned to indicate receipt of the letter and CPEA forms. If you have any questions, please call the undersigned on (401) 859-4071.

Sincerely,
/S/MARGARET M. QUASNY
MARGARET M. QUASNY
Contracting Officer
enclosures:
CPEA - Contract MDA904-97-C-0424


              /S/
-------------------------------------------------
Signature of Authorized Contractor Representative
(Acknowledgment of receipt)

cc:  Program Office
     Past Performance Database Office
     N141

CONTRACTOR PERFORMANCE        Note:  In the event of a response requiring an
EVALUATION ASSESSMENT         explanation or comment, state a brief description
                              of the issue, the date it arose, when the contractor was notified and the resolution of the issue.

PART I - GENERAL INFORMATION

1. CONTRACTOR NAME AND ADDRESS
Litronic, Inc.
ATTN:  Mr. Jim Prohaska
8150 Leesburg Pike, Suite 700
Vienna, VA 22182

2. CONTRACT NUMBER
MDA904-97-C-0424

3. TYPE (lf Award Fee or Incentive. the Award fee ratings and Incentives missed/earned should be utilized wherever possible in providing the following information (Time and Materials (T&M); Time and Materia/s, Awards Fee (T&M/AF); Fixed Price Level-of-Effort (FFP Term/LOE)
Firm Fixed Price Term/LOE Award Fee

4. PERIOD OF PERFORMANCE (Date of award to final delivery, i.e., 6/24/93 to 9/30/93)
06/27/97 to 09/30/98
5. PERIOD BEING EVALUATED (Dates from and to the period being evaluated, i.e., 10/1/92 to 9/30/93).
06/27/97 to 06/30/98
6.  CURRENT DOLLAR VALUE
$2,516,307.00
7.   Interim          Final
    X  Report           Report

8.  X   Sole Source      Competitive

8a. AWARD?
    X  YES           NO

10.CONTRACTING OFFICER'S REPRESENTATIVE (Name)      (Phone Number)
John Centafont, X22                                          410-859 4463

11. BRIEF DESCRIPTION OF SUPPLIES / SERVICES
Engineering Support for MISSI Products

PART II - CONTRACTOR PERFORMANCE EVALUATION ASSESSMENT
QUALITY

1. COMPLIANCE WITH
SPECIFICATIONS                                                 NONCOMPLIANT
(i.e., Compliance with all contract                     (Comment)
requirements including S.O.W.s
P.D.s. technical specifications, part
numbers, staffing requirements,
terms and conditions of the
contract. etc.) (If contractor has not
met one or more of the
specifications, indicate which                    X     COMPLIANT
one(s) and indicate any action
taken by the contractor to correct
the deficiency or deficiencies).

                                                        NONCOMPLIANT
                                                        (Comment)

2.  COMPLIANCE WITH
TECHNICAL DATA                                         X   COMPLIANT
REQUIREMENTS                                               N/A

3.  TIMELY RESPONSE TO                  X               YES
SERVICE CALLS (Should
be in accordance with the
contract language for                                       NO(Explain)
service calls.  Otherwise,
self-explanatory).
                                                        N/A

COST
                                        X               YES
1. IF THE CONTRACT
CONTAINS TASK ORDERS,
DOES THE CONTRACTOR                                     NO (Explain)
STAY WITHIN THE
PRESCRIBED CEILINGS?
                                                        N/A

FORM C7051 SEP 95 - Page 1   SOURCE SELECTION INFORMATION (when filled in)
NSN:  7540-FM401-5542         SEE FAR 2.104

1. DATE - DELIVERY ON TIME
     YES    NO   X N/A
2. MATERIALS - DELIVERY ON TIME?
  x   YES   NO   N/A
3. LEVEL-OF-EFFORT COMPLETED WITHIN TIME SET
OUT IN THE CONTRACT OR ON THE INDIVIDUAL
TASK ORDERS?
      YES   NO   N/A
4. IF "NO" ANSWERED TO ANY OF THE ABOVE:
A. How long was the delay?
B. Did the Government contribute to the delay?
      YES   NO   N/A

C. What was the cause of the delay?

PROGRAM MANAGEMENT
1. NOTIFICATION OF l
CHANGES (Timely
notification in accordance with                    YES
FAR 52.243-7, Notification of
Changes). (lf contractor did not
notify the Government in time-
frame specified in FAR 52.243- 7 of
Government conduct that the
contractor regards as a change to
the contract terms and conditions                  NO(explain)
indicate this by stating "NO."  If the
response to the initial question is
"NO," state length of delay in the
notification process.  NOTE:  FAR
52.243-7, Notification of Changes
is used primarily in negotiated
research and development or
supply contracts for the acquisition          X    N/A
of major weapons systems or
principal subsystems.  It normally is
not used when the contract amount
is expected to be less than
$1,000,000.  (See FAR 43.107)).

2.  GOVERNMENT
PROPERTY TRACKING                             X     YES (EXPLAIN)
PROBLEMS.  (State "YES," if                         Contractor lost a PC, Government was reimbursed

the contractor is not keeping
proper records or reporting
government property losses,
i.e., Defense Contract                                NO
Management Command
(DCMC) or L15 may have
found a deficiency in the
contractor's property control      X                  N/A
system.  Otherwise, self
 explanatory).

C3. SECURITY
RQMTS. (Only                       Violation          YES (Explain)
applies if there                   reports
list a DD Form 254                 from DIS/          NO
Contract Security
Classification
Specification, in                  Were               Yes
Section C-                         cleared
Description/                       personnel
Specification,                     provided           NO (Explain)
Check N/A.                         in a timely
Otherwise. self-                   manner?
explanatory).                                    X    N/A

4. CONTRACTOR FACILITIES
(Indicate whether contractor       X               ADEQUATE
has provided or has failed to
provide the necessary facili-
ties to perform the contract,                      INADEQUATE
i.e., failure to set up a pro-                     (Comment)
duction line in time to satisfy
delivery schedule specified
in the contract. If no facilities                  N/A
were proposed, check N/A).

FORM C7051 SEP 95 - Page 2    SOURCE SELECTION INFORMATION (when filled in)
NSN:  7540-FM-001-5542        SEE FAR 2.104
|

PART II-CONTRACTOR PERFORMANCE EVALUATION ASSESSMENT (continued)

1 . INVOICES - PROPERLY SUBMITTED (If N4 has rejected invoices that were improperly prepared, or Defense Finance and Accounting Services (FAS) or N1 personnel upon review of progress payments, has found errors, i.e., lack of an ACR code break-out and/or loss ratio information required by FAR 32.503-6(g), check "NO." Otherwise, self-explanatory).

 X    YES      NO       N/A
---        ---      ---

2. RESPONSIVENESS FOR PROPOSAL REQUESTS (In the event that the Government requires a change proposal, indicate whether the contract responds in the required time-frame).
Responsive Proposals?                      Submitted on time?
 X    YES   _ NO       N/A                X    YES     NO       N/A
---       ---      ---                   ---       ---      ---

3.  SUBMISSION OF CLAIMS

A. Number Submitted            C. If "8" is greater than zero, explain

B. Number Denied (Claims not incorporated or being incorporated into the contract)

4. MET SUBCONTRACTING GOALS? (Only
applicable if a subcontracting plan was
submitted by the contractor.  Information to
complete this item can be obtained through
periodic reports submitted by contractor, or by
querying the cognizant DCMC component or
the contractor).
    YES   __ NO     X N/A

5. COMPLIANCE WITH WAGE RATE DETERMINATION? If contractor does not comply with the SF 98 Wage Rate determination, check "NO" and explain).
    YES   __ NO     X N/A

PART III- WERE THERE ANY AREAS AS LISTED IN PART II, WHERE THE CONTRACTOR'S PERFORMANCE EXCEEDED CONTRACTUAL REQUIREMENTS? (Comment on any factors in PART II where the Contractor clearly exceeded contractual requirements, i.e., acceleration of scheduled deliveries without additional consideration, exceeding contractual technical specification requirements by the introduction of new/innovative processes or techniques. However, if these outstanding achievements on the part of the Contractor are done as additional work with additional compensation it then becomes a contractual requirement. The exception to this would be when the contract is award fee or incentive fee and the Contractor earns an excellent rating or achieves the maximum incentives available. In these instances. you clearly have support for performance exceeding "TARGET" contractual requirements).

Contractor proactively performed several small investigative efforts to enhance the technology

FORM C7051 SEP 95 - Page 3 SOURCE SELECTION INFORMATION (when filled in)
NSN:  7540-FM 001-5542      SEE FAR 2.104
RATING

EXCELLENT - The contractor clearly is exceeding or has exceeded the requirements of the contract in a manner which is of benefit to the Government. Major contractual milestones are met and some are ahead of schedule, costs are within or under the estimated target or cost of the contract and the contractor has demonstrated a dynamic, positive approach to the administration of the contract. (Cost language is not applicable to FPP contracts.)

GOOD - The contractor is/has satisfied all major requirements of the contract. Although some performance elements may need improvement, they are more than offset by better performance in other more critical areas. Needed improvements do not impede ability to meet contract milestones and to satisfy requirements. Target or estimated cost are withing budget. (Cost language is not applicable to FFP contracts.)

MARGINAL - Contractor performance is/was minimally acceptable. Contract performance is or has caused schedule delays. technical problems or cost impacts requiring contractual adjustments. Interim reports: contractor has not met certain performance requirements, but is taking corrective action.

UNACCEPTABLE - Interim reports: to date the contractor has not met major contractual requirement. The present rate of progress indicates major obstacles to successful fulfillment of contractual requirements. Final report: the contractor experienced obstacles that have precluded meeting major contractual requirements and have resulted in adverse Government actions (i.e., termination for default, descopes, etc.)

OVERALL I WOULD RATE THIS CONTRACTOR FOR THIS PERIOD: (If "EXCELLENT" is marked, specific examples must be cited in PART III).

X EXCELLENT    ____ GOOD         ___ MARGINAL     ___ ACCEPTABLE

IF THIS IS A FINAL REPORT, I WOULD RATE THIS CONTRACTOR: (If "EXCELLENT" is marked, specific examples must be cited in PART iii.)

__ EXCELLENT    ____ GOOD         ___ MARGINAL     ___ ACCEPTABLE

CONTRACTING OFFICER (Typed Name)
MARGARET M. QUASNY

(Signature)
/S/MARGARET M. QUASNY

DATE FORM ISSUED TO CONTRACTOR FOR COMMENTS
8/10/98

ACKNOWLEDGMENT OF RECEIPT

TYPED NAME                               TITLE

James S. Prohaska                        Director. Business Development

SIGNATURE (Acknowledges receipt
ONLY and NOT concurrence)                DATE
           /S/                                August 17, 1998
CONTRACTOR COMMENTS (if any) (Use additional sheets if necessary)


   __ ADDITIONAL SHEETS ATTACHED

FORM C70441 SEP 94 - PAGE 4      SOURCE SELECTION INFORMATION (when filled in)
NSN?  7540-FM-001-5542           SEE FAR 2.104

DEPARTMENT OF DEFENSE

MARYLAND PROCUREMENT OFFICE
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MARYLAND 20755-6000

IN REPLY REFER TO
MPO -N141, (MLM)                               Date:  29 July 1998


Litronic, Inc.
ATTN:  Mr. Jim Prohaska
8150 Leesburg Pike
Suite 700
Vienna, VA 22182

Subject:  Appointment of Contracting Officer's Representatives
Reference:  Contract MDA904-97-C-0424

Mr. Prohaska:

The following employees of the Department of Defense are hereby designated Contracting Officer's Representatives, CORs, for the above referenced contract. These appointments may not be redelegated. This letter supersedes previous editions.

Name                     Telephone No,    Function/Area of Responsibility
----------------------   --------------   -------------------------------
John Centafont           (410) 859-4463   Program Manager, X22
Christopher Johnson      (410) 859-4463   Program Manager, X22
Steve Lowe               (410) 859-4463   Business Manager, X22
Joseph Havrilla          (410) 859-4492   Program Manager, X21
Mark Altizer             (410) 859-4492   Program Manager, X21

The authority of the CORs is limited to:

1. Providing technical advice and guidance with regards to specifications, purchase description, or the Statement of Work.

2. Maintaining liaison and coordination between your company representatives and the Contracting Officer.

3. Performing inspections, acceptance, and quality assurance functions.

4.Other technical or administrative duties specified in the COR appointment letter from the Contracting Officer to the CORs.

A COR is not authorized to give direction or instructions which exceed his/her authority. All changes involving the unit cost, total contract price, quantity, quality, or delivery schedule must be accomplished by a Change Order or Supplemental Agreement to be negotiated and signed by the Contracting Officer.

The above designated appointments shall be effective until completion of the contract, unless otherwise revoked by the Contracting Officer.

Your attention is directed to DOD Directive 5500.7 dated 15 Jan 77, regarding responsibilities for Standards of Conduct for Government employees, and your cooperation in this matter is requested.

Please acknowledge receipt of this letter by signing the enclosed original and returning it to the Maryland Procurement Office, ATTN: N141, (MLM), 9800 Savage Road, Fort George G. Meade, MD 20755-6720.

Sincerely,
/X/ GEORGE A. FREAM
George A. Fream
Contracting Officer

I acknowledge receipt of this letter and understand the responsibilities and limitations of the COR appointments as stated above.


              /s/                        8/17/98
---------------------------------------
Company Representative

DEPARTMENT OF DEFENSE

MARYLAND PROCUREMENT OFFICE
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MARYLAND 20755-6000

IN REPLY REFER TO                        Serial No.:  N141-0106-98
MPO -N141, (MLM)                                Date:  27 May 1998

DCMC - Santa Ana
Attn:  Property Administrator
34 Civic Center Plaza
P.O. Box C-12700
Santa Ana, CA 92712-2700

SUBJECT: Letter of Delegation (LoD) for Partial DCMAO Coverage of Contract MDA904-97-C-0424

Gentlemen:

I hereby request the cognizant DCMC office to perform the property administration functions listed in Section G.13, Contract Administration Functions of the subject contract, enclosed.

Contractor:  Litronic Inc.
     Attn:  Robert Gray, (714)545-6649
     2950 Redhill Avenue
     Costa Mesa. CA 92626
     Cage Code:  4F972

Your particular attention is invited to the provisions of Public Law 86-36 and DoD Directive 5100.23 which state in part: "Statistics, reports or information which will disclose the organization or any function of the National Security Agency, any of its activities, or the names, titles, salaries, or number of persons employed by the Agency will not be released outside the DoD to any individual, organization, or Government department or agency except when authorized by the Director, National Security Agency, the Secretary or Defense, or other proper authority, or when required by law." I request that you notify the undersigned immediately upon receipt of any request for such information. Please note that no information related to this contract can be released without appropriate authorization from the cognizant Maryland Procurement Office Contracting Officer.

Please provide your written acceptance of the above contract responsibility to the undersigned. Should you have any questions regarding this LoD. please contact the undersigned at (410) 859-4071.

/s/MARGARET M. QUASNY
MARGARET M. QUASNY
Contracting Officer

ENCL:  MDA904-97-C-0424

Copy Furnished:  Litronic Inc.

DEPARTMENT OF DEFENSE

MARYLAND PROCUREMENT OFFICE
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MARYLAND 20755-6000

IN REPLY REFER TO
MPO -N141, (MLM)                                Date:  6 June 1997


Litronic, Inc.
ATTN:  Mr. Jim Prohaska
43088 Wintergrove Drive
Ashburn, VA  22011

Subject:  Appointment of Contracting Officer's Representatives
Reference:  Contract MDA904-97-C-0424

Mr. Prohaska:

The following employees of the Department of Defense are hereby designated Contracting Officer's Representatives, CORs, for the above referenced contract. These appointments may not be redelegated. This letter supersedes previous editions.

Name                Telephone No.    Function/Area of Responsibility
-----------------   --------------   -------------------------------
William Nace        (410) 859-4463   Program Manager, X22
John Centafont      (410) 859-4463   Work Center Chief, X22

The authority of the CORs is limited to:

1. Providing technical advice and guidance with regards to specifications, purchase description, or the Statement of Work.

2. Maintaining liaison and coordination between your company representatives and the Contracting Officer.

3. Performing inspections, acceptance, and quality assurance functions.

4. Other technical or administrative duties specified in the COR appointment letter from the Contracting Officer to the CORs.

A COR is not authorized to give direction or instructions which exceed his/her authority. All changes involving the unit cost, total contract price, quantity, quality, or delivery schedule must be accomplished by a Change Order or Supplemental Agreement to be negotiated and signed by the Contracting Officer.

The above designated appointments shall be effective until completion of the contract, unless otherwise revoked by the Contracting Officer.

Your attention is directed to DOD Directive 5500.7 dated 15 Jan 77, regarding responsibilities for Standards of Conduct for Government employees, and your cooperation in this matter is requested.

Please acknowledge receipt of this letter by signing the enclosed original and returning it to the Maryland Procurement Office, ATTN: N141, (MLM), 9800 Savage Road, Fort George G. Meade, MD 20755-6720.

Sincerely,
/S/JAMES M. RUSSELL
James M. Russell
Contracting Officer

I acknowledge receipt of this letter and understand the responsibilities and limitations of the COR appointments as stated above.

       /S/
----------------------
Company Representative

AWARD/CONTRACT
1.  This contract is rated order under DPAS (15 CFR 350)
Rating DO: S10
Page 1 of Pages 34
2.  Contract (Proc. Inst. Indent.) NO. MDA904-97-C-0424
3.  Effective date 27 June '97
4.  Requisition/Purchase Request/Project No. 16-97-2093-0000
5.  Issued By
Maryland Procurement Office
9800 Savage Road, FANX III
Fort George G. Meade, MD 20755-6000
Attn: Margaret L. Miller, (N141)
Code H98230
6.  Administered By (If other than Item 5) CODE
7. Name and Address of Contractor (No., street, county, State and ZIP Code) Litronic Industries
Attn: James Prohaska
43088 Winter Grove Drive
Ashburn, VA 22011 (703-729-1700)
and U.S. Small Business Administration
409 3rd Street, S.W.
Washington, DC 20416
Code                     Facility Code
8.  Delivery FOB Origin   X Other (See below)
9.  Discount for Prompt Payment NET 30
10. Submit Invoices (4 copies unless otherwise specified) to the address shown in: Item See Section G.4
11.  Ship to/Mark for See Section F.4
CODE H98230
12. Payment will be made by contracts -- Accounts Payable Finance and Accounting Office, P.O. Box 400, Ft. Meade, MD 20755-6000 (410) 684-7538 Code H98230
13.  Authority for using other than full and open competition:   X   10 U.S.C.
2304(c) (6) and 10 U.S.C. 637(a)   ___ 41 U.S.C. 253(c)(    )
14.  Accounting and Appropriation Data:  See Section G.1
15A.  Item No.:
15B.  Supplies/Services
15C.  Quality
15D.  Unit
15E.  Unit Price
15F.  Amount
This is a firm fixed price level of effort award fee type contract
This contract is subject to the Prompt Payment Act, Public Law 97-177, as amended.
15G.  Total amount of contract $369,736.00
16.  Table of Contents

(X) SEC.  DESCRIPTION                           PAGE(S)     (X) SEC.  DESCRIPTION                                       PAGE(S)
Part I - The Schedule                                       Part II - Contract Clauses
X A Solicitation/Contract Form                   1-2         X   I   Contract Clauses                                   22-33
X B Supplies or Services and Prices/Costs         3          Part III - List of Documents, Exhibits and Other Attach.
X C Description/Specs./Work Statement             4          X   J   List of Attachments                                  34
X D Packaging and Marking                         4          Part IV - Representations and Instructions
X E Inspection and Acceptance                     5             K  Representations, Certifications and
X F Deliveries or Performance                    6-7               Other Statements of Offerors
X G Contract Administration Data                                L  Instrs., Cond., and Notices to Offerors
 8-11                                                           M  Evaluation Factors for Award
X H Special Contract Requirements 11-21

Contracting Officer will complete item 17 or 18 as applicable

17. X Contractor's Negotiated Agreement (Contractor is required to sign this document and return 3 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the service set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein)
18. ____ Award (Contractor is not required to sign this document.) You offer on Solicitation Number _________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above or on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A.  Name and title of signer (Type or print) See Page Two
19B.  Contractor/Offeror  By (Signature of person authorized to sign)
19C   Date signed
20A.  Name and Title of Contracting Officer (Type or print) See Page Two
20B.  United States of America By (Signature of Contracting Officer)
20C.  Date Signed
NSN 7540-01-152-8069
Standard Form 26 (Rev 4) Prescribed by GSA

                                                               SECTION A, PAGE 2
                                                                MDA904-97-C-0424

                              TRIPARTITE AGREEMENT

8(a) CONTRACTOR:


By:  ______________________________________

TYPED NAME AND TITLE: James S. Prohaska Director, Business Development

DATED SIGNED: 6/24/97


SMALL BUSINESS ADMINISTRATION:

OFFICE OF MINORITY ENTERPRISE DEVELOPMENT    SB0920 96 602356
                                             ----------------
Division of Program Development                    SBA Number
409 3/RD/ Street, SW Suite 8000
Washington, D.C.  20416
Attn: Della Ford

By:  /S/ JOSEPH DWORNICZAK

TYPED NAME AND TITLE:    JOSEPH DWORNICZAK
                         Contracting Officer

DATE SIGNED: 27 June 97


PROCURING ACTIVITY:

MARYLAND PROCUREMENT OFFICE
9800 Savage Road
Fort George G. Meade, Maryland 20755

BY:  /S/ JAMES M. RUSSELL

TYPED NAME AND TITLE: James M. Russell, Contracting Officer

DATE SIGNED: 6/27/97

                                                                MDA904-97-C-0424
                                                                         3 of 34
SECTION B - SUPPLIES OR SERVICES AND PRICES COSTS

B.1 SUPPLIES/SERVICES
                                                                                                           UNIT
CLIN      SUPPLIES/SERVICES                                                    UNIT            QTY         PRICE           TOTAL

000l      The contractor shall furnish the necessary                            HRS            3425         XXX          $312,707.00

          materials, facilities, equipment, supplies                                                                     $421,116.00

          and services of skilled professional,                                                                          P00005
          technical and support personnel to fulfill the
          requirements set forth in the Statement of Work
          entitled, "Multi Level Information System
          Security Initiative Crypto Card System Analysis
          and Library and Driver Architecture and Development,"
          dated 10 January 1997 and the documents referenced
          in Section C. The contractor's management shall
          provide for the effective timely and integrated
          implementation of contract requirements.

0001AA    Program Manager                                                        X               XX        $118.06        XXXX
0001AB    Sr. Electrical Eng.                                                    X               XX        $ 75.41        XXXX
0001AC    Electronic Technician                                                  X               XX        $ 69.32        XXXX
0001AD    Systems Analyst                                                        X               XX        $ 75.38        XXXX
0001AE    Sr. Software Engineer                                                  X               XX        $ 98.38        XXXX
0001AF    Software Engineer                                                      X               XX        $ 62.60        XXXX

          Total Amount CLIN 0001                                                 Not-To-Exceed                         $312,707.00

0002      Award Fee Pool, to be determined in                                    For the Period                        $ 31,271.00
          accordance with the Award Fee Plan for
          Multi-Level Information System Security Initiative
          Crytp Card System Analysis and Library and Driver
          Architecture and Development, dated 10 June 1997
          (Rev. 2). There shall be one evaluation of performance
          at the end of the period of performance (Date of
          contract award through 30 September 1997.) If the
          Government exercises the options to extend the term
          of the contract, there shall be an evaluation of
          performance at the conclusion of each option
          year. The contractor is authorized to bill for up to 50% of the available award fee ($15,635.50), on a monthly basis
          in equal amounts of $3,908.88.

0003      TRAVEL                                    For The Job    Not-To-Exceed              $15,000.00
          (Includes Applicable Burdens)

0004      OTHER DIRECT COSTS                        For The Job    Not-To-Exceed              $10,758.00
          (Includes Applicable Burdens)

0005      Data in accordance with the Contact       For The Lot    Not-Separately Priced
          Data Item Requirements List (CDRL)
          Dated 13 February 1997.

                                                               SMDA904-97-C-0424
                                                                         4 of 34

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENTS

C.1 Statement of Work entitled, "Multi Level Information System Security Initiative, Crypto Card System Analysis and Library and Driver Architecture and Development," dated 10 January 1997.

C.2 Contract Data Requirements List, DD Form 1423, dated 13 February 1997.

C.3 Award Fee Plan (Revision 2), dated 10 June 1997.

SECTION D - PACKAGING AND MARKING

D.l 352.247-9002 PACKAGING AND PACKING (OCT 1993)

     Packaging and packing shall be in accordance with the contractor's best commercial practice for domestic shipment to insure safe arrival at destination.

                                (End of clause)

D.2 352.247-9003 MARKING OF DOCUMENTS (SEP 1994)

     (a) All Contractor-generated technical reports shall bear the statement "Not Releasable to the Defense Technical Information Center per DoD Directive 3200.12."

     (b) In addition to the above marking all unclassified technical reports photographs, drawings, schematics, design circuits and description of equipment designed and/or produced under the contract shill be marked with the legend "DISTRIBUTION LIMITED TO U.S. GOVERNMENT AGENCIES ONLY, THIS DOCUMENT CONTAINS NSA INFORMATION (Applicable Date). REQUEST FOR THIS DOCUMENT MUST BE REFERRED TO THE DIRECTOR, NSA." Where SF Form 298 is required to accompany a document, the legend shall be entered in Block 12a thereof.

                                                                MDA904 97-C-0424
                                                                         5 of 34

     (c) The Contractor shall be responsible for inserting the appropriate application date in the aforementioned legend. This date shall be the date upon which the document was completed.

SECTION E - INSPECTION AND ACCEPTANCE

E.l REFERENCED CLAUSES - The following contract clauses pertinent to this section are hereby incorporated by reference:

             FAR CLAUSES
CLAUSE NO.   TITLE
52.246-4       Inspection of Services - Fixed Price (AUG 1996)
52.246-16      Responsibility for Supplies (APR 1984)

E.2 352.246-9003 NOTICE:  MATERIAL AND WORKMANSHIP (OCT 1993)

     All material incorporated in the work shall be new and the work shall be performed in a skillful and workmanlike efficient manner. Both materials and workmanship shall be subject to the inspection of the Contracting Officer or his duly authorized representative who may require the Contractor to correct defective workmanship or materials without cost to the Government.

                                (End of clause)

E.3 INSPECTION AND ACCEPTANCE

     a. Preliminary inspection of the work called for herein shall be conducted at the contractor's facilities or the site of the sponsoring Agency by the Contracting Officer or his duly designated Contracting Officer's Representative(s). Such inspections may be conducted from time to time and at any time upon prior notification by the Government that such an inspection is to occur.

     b. Final inspection and acceptance of the work and all deliverables will be conducted at destination by the Contracting Officer or duly authorized Agency personnel.
                                (End of clause)

                                                                MDA904-97-C-0424
                                                                         6 of 34

SECTION F - DELIVERIES OR PERFORMANCE

F.1 REFERENCED CLAUSES - The following contract clauses pertinent to this section arc hereby incorporated by reference:

             FAR CLAUSES
CLAUSE NO.   TITLE
52.212-13    Stop Work Order (AUG 1989)
52.247-34    F.O.B. Destination (NOV 1991)
52.247-54    Diversion of Shipment Under F.O.B. Destination Contracts (MAR 1989)

F.2 352.247-9000 NOTICE:  F.O.B. DESTINATION (OCT 1993)

Supplies shall be shipped F.O.B. destination with delivery service required to the consignee's receiving dock.
                                (End of clause)

F.3 352.215-9011 PLACE OF PERFORMANCE (OCT 93)

     Unless the written approval of the Contracting Officer is obtained in advance, the work herein shall not be performed at any facility other than the contractor's plants located at Costa Mesa, CA, and Ashburn, VA, or the site of the sponsoring Agency.
                                (End of Clause)

F.4 352.247-9006 SHIPPING INSTRUCTIONS - DORSEY ROAD (SEP 1996)

     Supplies shall be shipped to the following:
                              Dorsey Road Warehouse
                              1472 Dorsey Rd, Doors 1, 2 or 3
                              Hanover, MD 21076
                              Attn:  S71 Receiving Officer
                              REF:  MDA904-97-C-0424

NOTE: Schedule shipments to arrive at destination from 7:00 AM to 2:30 PM Monday through Friday, excluding Federal holidays. Call 410-691-2735 no less than 24 hours in advance of delivery if any pallet will exceed 60" in height or 2,000 lbs in weight so that the receiving personnel will be prepared to accept your shipment.
                                (End of clause)

                                                                MDA904-97-C-0424
                                                                         7 of 34

F.5 352.247-9009 SHIPPING INSTRUCTIONS - TECHNICAL DATA (MAR 1996)

Technical Data shall be shipped F.O.B. Destination to:
Director, National Security Agency
Chief, Central Security Service
Attn:  (See Block 14 of DD 1423)
9800 Savage Road
Fort George G. Meade, MD 20755-6000
REF:  MDA904-97-C-0424

NOTE: Schedule shipments to arrive at destination from 7:00 AM to 12:00 Noon Monday through Friday, excluding Federal holidays. Shipments will not be accepted on Saturday or Sunday.

F.6 352.211-9004 PERIOD OF PERFORMANCE (OCT 1990) - ALTERNATE III (OCT 1990) This contract shall extend from the date of contract award to 30 September 1997, unless performance is sooner terminated under the contract. However. the Government reserves the right to exercise the option to renew the contract for up to TWO (2) years, as set forth elsewhere in this contract.

                                                                MDA904-97-C-0424
                                                                         8 of 34

SECTION G - CONTRACT ADMINISTRATION  DATA

G.1 ACCOUNTING AND APPROPRIATION DATA
               ACR:                                              Obligate
AA:  977/80400.4500 574E51 999-2520 S18119 03200106 1X 0000
X22 120B
PR:  16-97-2093-0000
               Obligated for CLINs 0001, 0003 and 0004           $338.465.00
               Obligated for Provisional Award Fee Payments      $ 15,635.50
               Obligated for Future Award Fee Payments           $ 15,635.50
               Total Amount Obligated                            $369,736.00

G.2 352.216-9007 NOTICE:  AWARD FEE FUNDING (JUL 1993)

     Funds in the amount of $15,635.50 have been obligated under this contract towards future award fee determinations but are not available for the Contractor to bill against or incur costs against. Obligated award fee funds identified above will be released to the Contractor via subsequent modifications after the Government has rendered an award fee determination in accordance with the Award Fee Plan currently in force under this contract. Upon receipt of the aforementioned modifications, the Contractor is authorized to bill for the earned fee.

G.3 352.242-9002 CONTRACT ADMINISTRATION DATA (OCT 1993)

     The Procuring Contracting Officer will retain all administration functions under this contract.
                                (End of clause)

G.4 352.216-9003 INVOICING AND PAYMENT (OCT 1993)

     Invoices shall be submitted to:
          CONTRACTS - ACCOUNTS PAYABLE
          FINANCE AND ACCOUNTING OFFICE
          PO BOX 400 (MDA904-97-C-0424)
          FT MEADE MD 20755-6000

Through:
          William Nace, X22, FANX III
          Contracting Officer's Representative
          MDA904-97-C-0424
          9800 Savage Road
          Fort George G. Meade, MD 20755-6000

                                                                MDA904-97-C-0424
                                                                         9 of 34

Copy to:
          MARYLAND PROCUREMENT OFFICE
          ATTN:  N141 (MDA904-97-C-0424)
          9800 SAVAGE RD
          FT MEADE, MD 20755-6720

NOTE: Invoices are subject to verification by the Contracting Officer's Representative(s) (CORs) that the actual expenses for the billing period have been incurred.

G.5 INVOICING AND PAYMENT

Invoices shall be submitted monthly by the contractor and shall include at a minimum:

     a. Period of Performance covered by the invoice.
     b. Number of Labor Hours, by category, expended on the contract and covered by the invoice.
     c. The contractor shall be paid by multiplying the hourly rate set forth in Section B by the number of direct labor hours performed. Final payment shall be subject to verification by the Government as to the actual amount of effort applied by the contractor in the performance therein.

NOTE 1: Contractor requests for Travel reimbursement shall be accompanied by airline, hotel and rental car receipts.

NOTE 2: Contractor requests for Other Direct Cost Reimbursements shall be accompanied by vendor receipts/invoices.

G.6 352.242-9001 CONTRACTING OFFICER'S REPRESENTATIVE (OCT 1993)

     (a) The Contracting Officer may appoint one or more Government employees as Contracting Officer's Representatives (COR) for technical purposes applicable to this contract. "Technical" is restricted to scientific, engineering, or field-of-discipline matters directly applicable to the work performed by the Contractor under the requirements of this contract.

     (b) The appointment(s) will be in writing, signed by the Contracting Officer, and will set forth the authority granted to and the limitations on the COR. Two copies of the letter of appointment will be provided to the Contractor who shall acknowledge receipt of the appointment by immediately signing and returning one copy of the letter. Such signing shall represent the Contractor's acknowledgement of the limited authority of the COR.

     (c) When, in the opinion of the contractor, the COR or anyone else requests effort outside of the existing scope of the contract, the contractor shall promptly notify the Contracting Officer in writing. No action shall be taken by the contractor under such direction until the Contracting Officer has issued a contractual change or otherwise resolved the issue.

     (d) Appointments may be changed or revoked by the Contracting Officer. The Contracting Officer will notify the Contractor, in writing of any such changes or revocations. (End of clause)

                                                                MDA904-97-C-0424
                                                                        10 of 34

G.7 352.229-9001 MD TAX EXEMPTION NUMBER (APR 1989)

     Certain transactions which occur pursuant to this contract, for example, the purchase of materials or supplies, may be exempt from the imposition of state or local taxes. It is the contractor's responsibility to determine whether any transactions under the contract are exempt under the particular tax statute and to take advantage of any applicable exemptions. In addition, it may be useful for the contractor to inform the taxing authorities that the Maryland Procurement Office (MPO) is a federal government agency. In Maryland, it may be useful to inform Maryland taxing authorities that the MPO has been assigned Maryland State Tax Exemption Certificate Number 3000500 4.
                                (End of clause)

G.8 352.232-9025 NOTICE OF PROMPT PAYMENT ACT APPLICABILITY (OCT 1993)

     This contract is subject to the Prompt Payment Act, Public Law 97-177, as amended.
                                (End of clause)

G.9 352.229-9000 NOTICE OF TAXATION (SEP 94)

     The Contractor shall provide the Contracting Officer with written notice of any proposed tax assessments, exemptions, exclusions or refunds which could increase or decrease costs or liabilities to the contractor and/or the Government. The notice shall be submitted in sufficient time to provide the Government a meaningful opportunity to assert its immunity, participate in negotiations or litigation with the taxing authority concerning the applicability of the tax, and/or adjust the parties' liability for costs according to the increase or decrease in tax.
                                (End of Clause)

G.10 352.229-9001 CONTRACTOR LIABILITY FOR STATE AND LOCAL TAXES (SEP 1994)

     Generally, the contractor is liable for payment of state or local taxes on this contract to the same extent that it would be liable for such taxes on a contract with a non-governmental entity. Although it may be useful for the contractor to inform the taxing authorities that the Maryland Procurement Office
(MPO) is a federal government agency, this fact alone does not in and of itself create a tax exemption for the contractor. While some transactions undertaken by the contractor pursuant to this contract may be exempt from a state or local tax, it is the contractor's responsibility to identify such exemption under the applicable statute, and to resolve the applicability of such with state or local taxing authorities.
                                (End of Clause)

G.11 352.232-9012 SMALL DISADVANTAGED BUSINESS CONCERN PAYMENTS (JUN 1994)

     In accordance with DFARS 232.905(2), this award is made to a small disadvantaged business concern and is subject to payment as quickly as possible after receipt of a proper invoice by our Finance and Accounting Office.

                                                                MDA904-97-C-0424
                                                                        11 of 34

G.12 352.932-9020 ALLOCATION OF CONTACT COSTS (OCT 1993)

     lt is anticipated that this contract will be supported by two or more fund citations. Therefore, all invoices submitted for payment shall allocate costs based on the Accounting Classification References (ACR) tasks defined in Section
B. An invoice not properly allocated shall be considered an improper invoice under the Prompt Payment Act.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1 352.204-900l DISCLOSURE OF INFORMATION - CONTRACT (SEP 1996)

     (a) DFARS 252.204-7000 and this clause shall govern any disclosure of information regarding this contract. In using information authorized by this clause, the contractor (i) shall not disclose any information concerning the sponsorship of this contract, or (ii) the nature of the Government's interest in and application of the subject matter of this contract unless this type of information is expressly allowed to be disclosed by paragraph (b) and/or (c) below, or by written approval of the cognizant Contracting Officer.

     (b) The information listed below may be disclosed in proposals to United States Government Agencies in response to requests for past performance assessments: When this information is completed at time of contract award, the document shall be marked "FOR OFFICIAL USE ONLY." If any of the information that follows changes in your disclosure, the Contracting Officer must be notified in writing of the change.

CONTRACT NUMBER:  (complete at award) _____________________
CONTRACT TYPE:  (complete at award) _______________________
AWARD DATE:  (complete at award) _________________________
GOVERNMENT CONTRACTING ACTIVITY:
           MARYLAND PROCUREMENT OFFICE
           9800 SAVAGE ROAD
           FORT GEORGE G. MEADE, MD 20755-6000
ORIGINAL CONTRACT VALUE:  (complete at award) ___________________
CURRENT OR COMPLETED CONTRACT VALUE:  (contractor may update)
_______________________
PERIOD OF PERFORMANCE: from: (complete at award) _______________ to: (contractor may update) _______________________
COMPETITIVE/NONCOMPETITIVE/FOLLOW-ON (circle, underline or highlight appropriate description)
PROGRAM TITLE:  (complete at award) ______________________
CONTACT EFFORT DESCRIPTION: (unclassified - as provided in solicitation package and completed as part of the award document)
PLACE OF PERFORMANCE:  (complete at award) ______________________
POINTS OF CONTACT/PHONE NUMBER:

Contracting Officer:  (complete at award) (contractor may update)
______________________ Program Manager: (complete at award) (contractor may update) ________________________

                                                                MDA904-97-C-0424
                                                                        12 of 34

     (c) For additional disclosures which require specific prior approval by the Contracting Officer, once authorization to use any specific information has been approved by the Contracting Officer, the contractor is authorized to reuse such specific information without obtaining additional authorizations from the Contracting Officer. The contractor shall maintain a log of the additional uses and submit a copy of the log to the Contracting Officer when each additional disclosure is made.
                                (End of clause)

H.2   352.904-90l0  NOTICE:  CONTRACT ADMINISTRATION AND CLOSEOUT GUIDANCE (AUG
1996)

     The following guidance is provided for your use in administering and closing out the contract. When the contract is complete, the contractor shall initiate final accounting and disposition. This shall be done in accordance with the following instructions. If a portion of the instructions are not applicable to this contract, then disregard that portion.

     (a) Government Furnished Property/Documents

     (1) The cognizant property administration office (Defense Contract Management Command (DCMC), Office of Naval Research (ONR), and/or L14) is designated to administer the maintenance by the contractor of official Government Property Records for all Government property/documents. See Section G
- Contract Administration Data for the cognizant office for this contract.

     (2) The contractor shall sign (1) copy of the shipping or inspection document acknowledging receipt of property/documents and forward same to the designated property administrator.

     (3) At the end of the contract, the contractor shall submit the Government Furnished Property/Documents Inventory Schedule, requesting disposition, to the cognizant office. The cognizant property administration office shall then obtain the disposition instructions from the contracting Officer's Representative
(COR), and they will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that all Government furnished property/documents have been accounted for or expended (disposition is complete) in the performance of the contract. The cognizant property administration office will provide the Maryland Procurement Office (MPO) and the COR with the appropriate releases.

     (b) Contractor Acquired Property. At the end of the contract, the contractor shall submit the Contractor Acquired Property list, requesting disposition, to the cognizant property administration office. This office will then obtain the disposition instructions from the COR, and then will forward them to the contractor. The contractor shall provide the cognizant office with a declaration that Contractor Acquired Property has been dispositioned as requested. The cognizant property administration office will provide the MPO and the COR with the appropriate releases.

     (c) Plant Clearance. The cognizant property administration office is automatically delegated plant clearance procedures.

                                                                MDA904-97-C-0424
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     (d) Classified Material/Documents (DD254 on the contract). The disposition/retention action of classified holding should be initiated pursuant to paragraphs 5.1 and 5.m of the Industrial Security Manual. The inventory, shall be submitted to the Director, NSA/CSS. ATTN: _____ (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade. Maryland 20755-6000. After compliance with the COR's disposition instructions, the contractor shall submit evidence of compliance, certified by the CSSO, to the MPO (ATTN:
N1_______ (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 20755-6000), with a courtesy copy to S41 and the COR.

     (e) Report of Inventions and Subcontracts (Form DD882). Pursuant to the Patent Rights Clause of this contract, the contractor shall submit the DD Form 882 to the Director, NSA/CSS, ATTN: ______ (the applicable COR with office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-6000, with a courtesy copy to the MPO (ATTN: N141 (Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 20755-6000).

     (f) Final Payment

     (1) For contracts requiring final DCAA audit, the contractor shall submit the final voucher with release and assignment documentation to the cognizant Defense Contract Audit Agency (DCAA) office for processing in accordance with FAR 4.804 (within 180 days).

     (2) For all contracts not requiring final DCAA audit, the contractor shall submit the final invoice, DD250, to the COR for processing.

     (g) Contract Data Requirements List (CDRL) - DD Form 1423. If not previously provided to the COR, the contractor shall provide the COR with status of the documentation for final resolution. This shall be submitted to the Director, NSA/CSS, ATTN :_____ (the applicable COR with the office designator), 9800 Savage Road, Ft. George G. Meade, Maryland 20755-600, with a courtesy copy to the MPO (ATTN: Nl___(Contracting Officer's name), Maryland Procurement Office, 9800 Savage Road, Fort George G. Meade, MD 20755-6000).

     (h) Quick Closeout.

     (1) The contractor shall review the contract for applicability of the Quick Close Out Procedures, in accordance with the FAR 42.708, and determine if this method applies. If applicable, the contractor may request, in writing, Quick Close Out authorization from the CO.

     (2) The MPO will authorize Quick Closeout Procedures, if applicable. The Contractor shall then submit a copy of the letter, the final voucher, etc., directly to the cognizant DCAA office (see Section G).

                                (End of notice)

                                                                MDA904-97-C-0424
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H.3 352.215-9000 NOTICE:  INCORPORATION OF SECTION K BY REFERENCE (OCT 1993)

     In accordance with FAR 15.406-1(b), Part IV of the Uniform Contract Format shall not be physically included in the contract, but Section K, Representations, Certifications, and Other Statements of Offerors (as completed by the Contractor) shall be deemed incorporated by reference in the contract.
                                (End of clause)

H.4 352.244-9001 NOTICE:  SUBCONTRACTING WITH CANADIAN CONTRACTORS (OCT 1993)

     Provided the sponsoring Government Activity is not disclosed, the Offeror is not prohibited from subcontracting with Canadian Contractors, unless the work to be performed under any resulting contract is classified in nature.

     Federal Acquisition Regulation (FAR), Part 44, Subcontracting Policies and Procedures, particularly Subpart 44.2 -Consent to Subcontract, applies.

     In addition to those clauses which the prime contractor is normally required to insert in subcontracts, the following must be included, as required.

FAR 52.225-11         Restrictions on Certain Foreign Purchases (APR 91)
DFARS  252.225-7026   Reporting of Overseas Subcontracts (DEC 1991)
                                (End of Notice)

H.5 352.290-9006 UTILIZATION OF PROJECT PERSONNEL (OCT 1993)

     Any technical personnel who, during the performance of the contract, are assigned by the Contractor to replace the technical personnel identified by the Contractor in his technical proposal (or during negotiations) for work on the Project shall possess at least the same technical qualifications and be capable of assuring satisfactory performance of the work required by this contract.

H.6 352.227-9001 SOFTWARE CERTIFICATION (OCT 1993)

     The Contractor certifies that, to the best of its knowledge and belief, software provided under this contract does not contain any malicious code, program, or other internal component (e.g., computer virus) which could damage, destroy, or alter software, firmware, or hardware or which could reveal any data or other information accessed through or processed by the software. Further, the Contractor shall immediately inform the Contracting Officer upon reasonable suspicion that any software provided hereunder may cause the harm described above.
                                (End of clause)

                                                                MDA904-97-C-0424
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H.7 352.243-9000 NOTICE:  UNAUTHORIZED CHANGE ORDERS (APR 1989)

     The Contracting Officer (CO) may appoint a Contracting Officer's Representative, Inspector, or other technical representative. No order, statement or conduct of any such person shall constitute a change under the "Changes" clause of this contract or entitle the Contractor to an equitable adjustment of the contract price or delivery schedule under that or any other clause. No appointee of the CO is acting within the limits of his/her authority when he/she attempts to change the con tract. The contract shall not be changed except by issuance of a written change order signed by the CO. No representative of the CO shall be authorized to issue a written change order under the "Changes" clause of this contract.

H.8 IMPORTANT NOTICE

     (a) The Contractor shall not accept any instruction issued by any person other than the Contracting Officer or the Contracting Officer's
Representative(s) (CORs) acting within the limits of their authority. CORs will be designated in writing to the Contractor, and the scope of their authority will be set forth therein.

     (b) No information, other than that which may be contained in an authorized amendment to the contract duly issued by the Contracting Officer will be considered as grounds for deviation from any stipulation of the contract, the specifications, or reference drawings.

H.9 SUBCONTRACTS

     The contractor shall not enter into a subcontract involving the type of work specified herein without obtaining, in advance, the written approval of the Contacting Officer and subject to the conditions that he may prescribe.

H.10 352.204-9009 ACQUISITION OF COMSEC EQUIPMENT, COMPONENTS, AND PARTS OUTSIDE THE UNITED STATES (OCT 1993)

     (a) Definitions

          (1) "COMSEC equipment", as used in this clause, means equipment designed to provide security to telecommunications by converting information to a form unintelligible to an unauthorized interceptor and by reconverting such information to its original form for authorized recipients, as well as equipment designed specifically to aid in, or as an essential element of, the conversion process. COMSEC equipment is crypto-equipment, crypto-ancillary equipment, cryp to-production equipment, and authentication equipment.

          (2) "Component", as used in this clause, means any assembly or subassembly incorporated directly into an end product. An assembly is a group of parts, elements, subassemblies and circuits assembled as a separately removable item of COMSEC equipment. A subassembly is a major subdivision of an assembly.

                                                                MDA904-97-C-0424
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          (3) "Part", as used in this clause, means any single. unassembled element of a major or minor subassembly, accessory, or attachment which is not normally subject to disassembly without the destruction or the impairment of the design use.

          (4) "Contractor", as used in this clause, means the supplier of the end item and associated support items to the Government under the terms of a specific contract.

          (5) "Subcontractor", as used in this clause, means a person or business that contracts to provide some service or material necessary for the performance of another's contract.

          (6) "Vendor", as used in this clause, means a person or agency that sells supplies or materials to a Contractor or subcontractor.

          (7) "United States", as used in this clause, means all areas under the territorial sovereignty of the United States (U.S.) and the Trust Territory of the Pacific Islands.

     (b) No subcontracts or purchase orders which involve design, manufacture, production, assembly, inspection, or test in a location not in the U.S., of COMSEC equipment, components, or parts, which are not covered by a specification or standard listed in MIL-P-11268, MIL-E-16400, or MIL-E-5400 shall be made under this contract without the prior written approval of the Contracting Officer. The Contractor further agrees to include this clause in any or all subcontracts or purchase orders he may let pursuant to this contract for COMSEC equipment, components, or parts, except those subcontracts/purchase orders for which waiver is required (i.e., non-US sources). Under no circumstances will any custom large scale integrated circuit or likeness thereof be sent outside the U.S. for any reason.

     (c) Requests for permission to deviate from the requirements of paragraph
(b) will be handled on a case-by-case basis through the Contracting Officer. Each waiver request must provide a strong and compelling reason why the waiver should be granted in addition to the benefit the Government would gain by the granting of a waiver. Furthermore, prior to the approval of any waiver, the Contractor shall demonstrate to the Government through submission of an acceptable Anonym ity Plan (data item Dl-NDTl-80566), that procedures are in place to ensure that the offshore vendor remains unaware of the relationship between the prime contractor and the Department of Defense and/or Maryland Procurement Office (MPO). As a minimum, the following conditions will be imposed if a waiver is granted:

          (1) Purchase orders and drawings provided to a subcontractor or vendor outside the United States shall not carry any identification that reveals a contractor relationship with the Department of Defense and the MPO. This restriction includes the Contractor's prime contract number with the Government and 98230/0NXXXXXX parts identification numbers.

          (2) The prime contractor, when required to mark items with the manufacturer's code 98230 or drawing numbers 0NXXXXXX, shall only mark these items at a facility located within the U.S. Marking parts with 0N markings and the 98230 code specifics that the parts are for MPO use only. lf parts marked with the MPO identification code (including rejects and parts not usable for MPO programs) are allocated for non-MPO programs or for resale to other customers, then

                                                                MDA904-97-C-0424
                                                                        17 of 34

markings associated with the MPO identification code must be removed from the parts before the parts are sent to non-MPO programs or other customers.

     (3) The Government has the right to an equitable adjustment to the contract price as consideration for granting approval to acquire COMSEC equipment, components and parts from sources outside the United States (unless the waiver as granted prior to contract award).

H.l l 352.204-9008 CONTROL OF COMMUNICATIONS SECURITY (COMSEC) MATERIAL (OCT
1993)

     The accountable COMSEC material produced under the contract, or provided as Government Furnished Property will be distributed through COMSEC distribution channels. The Contractor shall establish a COMSEC account, nominate a custodian and alternate custodian, and control the material in accordance with procedures specified in the "COMSEC Supplement to the Industrial Security Manual for Safeguarding Information" dated April 1975. Existing COMSEC accounts established as a result of previous or other contracts may be used.

H.12 352.227-9004 YEAR 2000 COMPLIANCE - NON-COMMERCIAL ITEMS (JAN 1997)

Definition: INFORMATION TECHNOLOGY means any equipment or interconnected system or subsystem of equipment, that is used in the automatic acquisition, storage, manipulation, management, movement, control, display, switching, interchange, transmission, or reception of data or information. This is for equipment used by the government directly or is used by a contractor under a contract with the Agency which (1) requires the use of such equipment, or (2) requires the use, to a significant extent, of such equipment in the performance of a service of the furnishing of a product. Information technology includes computers, ancillary equipment, software, firmware and similar procedures, services (including support services), and related resources. lt does NOT include any equipment that is acquired by a Federal Contractor incidental to a Federal contract.

     The contractor warrants that each non-commercial item of information technology delivered or developed under this contract and listed below shall be able to accurately process date data (including but not limited to:
calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the item documentation provided by the contractor, provided that all listed or unlisted items (e.g., hardware, software, firmware) used in combination with such listed item properly exchange date data with it. The words "listed below" refer to products that the offeror has identified as being Year 2000 compliant in response to the procuring agency's specifications. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions of this contract. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

                                                                MDA904-97-C-0494
                                                                        18 of 34

H.13 352.217-9001 OPTION TO EXTEND THE TERM OF THE CONTRACT (OCT 1993)

     (a) The Government may unilaterally extend the term of this contract by written notice to the Contractor within 60 days following the President's signing of the annual Appropriations Act or October 1, whichever is later, for each respective option, provided that the Contracting Officer has given preliminary notice, in writing, to the Contractor, of the Government's intent to renew, at least 60 days prior to the expiration date of the current period of performance. Such preliminary notice will not be deemed to commit the Government to renewals. If the Government exercises this right to renew, the contract, as renewed shall be deemed to include this option clause. The total duration of this contract, including the exercise of any option to renew under this clause, shall not exceed 36 months.

     (b) The composition of the total man-hours of direct labor and other direct costs for each option is as follows:

OPTION YEAR 1 - FISCAL YEAR 1998 (1 October 1997 - 30 September 1998)

                                                                                      UNIT
CLIN SUPPLIES/SERVICES                                              UNIT     QTY      PRICE      TOTAL

0001        The contractor shall furnish the                         HRS    7,864      XXX     $738,500.00
            necessary materials, facilities, equipment,
            supplies and services of skilled professional,
            technical and support personnel to fulfill the
            requirements set forth in the Statement of Work
            entitled, "Multi Level Information System Security
            Initiative Crypto Card System Analysis and
            Library and Driver Architecture and Development,"
            dated 10 January 1997 and the documents referenced
            in Section C. The contractor's management shall
            provide for the effective timely and integrated
            implementation of contract requirements.

0001AA      Program Manager                                            X        XX    $118.06         XXXX
0001AB      Sr. Electrical Eng.                                        X        XX     $75.41         XXXX
0001AC      Electronic Technician                                      X        XX     $69.32         XXXX
0001AD      Systems Analyst                                            X        XX     $75.38         XXXX
0001AE      Sr. Software Engineer                                      X        XX     $98.38         XXXX
0001AF      Software Engineer                                          X        XX     $62.60         XXXX

            Total Amount CLIN 0001                                     Not-To-Exceed             $738,500.00

                                                                MDA904-97-C-0424
                                                                        19 of 34

0002    Award Fee Pool, to be determined in accordance                  For the Period             $73,850.00
        with the Award Fee Plan for Multi-Level Information
        System Security Initiative Crypt Card System
        Analysis and Library and Driver Architecture and
        Development, dated 10 June 1997 (Rev. 2). There
        shall be one evaluation of performance at the end of the
        period of performance (Date of contract award through
        30 September 1997.) If the Government exercises the
        options to extend the term of the contract, there shall be an in equal amounts of $4,464.46.

0003    TRAVEL                                        For The Job        Not-To-Exceed              $ 25,150.00
        (Includes Applicable Burdens)

0004    OTHER DIRECT COSTS                            For The Job        Not-To-Exceed              $ 12,500.00
        (Includes Applicable Burdens)

0005    Data in accordance with the Contract          For the Lot        Not-Separately Priced
        Data Item Requirements List (CDRL)
        Dated 13 February 1997.

OPTION YEAR 2 - FISCAL YEAR 1999 (1 October 1998 - 30 September 1999)

                                                                                                           UNIT
CLIN      SUPPLIES/SERVICES                                                           UNIT        QTY      PRICE        TOTAL

0001      The contractor shall furnish the necessary                                   HRS        2553      XXX       $258,727.00
          materials, facilities, equipment, supplies
          and services of skilled professional, technical
          and support personnel to fulfill the requirements
          set forth in the Statement of Work entitled, "Multi
          Level Information System Security Initiative Crypto
          Card System Analysis and Library and Driver
          Architecture and Development," dated 10 January
          1997 and the documents referenced in Section C. The
          contractor's management shall provide for the effective
          timely and integrated implementation of contract
          requirements.

0001AA    Program Manager                                                                 X        XX     $118.06        XXXX
0001AB    Sr. Electrical Eng.                                                             X        XX     $ 75.41        XXXX
0001AC    Electronic Technician                                                           X        XX     $ 69.32        XXXX
0001AD    Systems Analyst                                                                 X        XX     $ 75.38        XXXX
0001AE    Sr. Software Engineer                                                           X        XX     $ 98.38        XXXX
0001AF    Software Engineer                                                               X        XX     $ 62.60        XXXX

          Total Amount CLIN 0001                                                          Not-To-Exceed                  $258,727.00


                                                                MDA904-97-C-0424
                                                                        20 of 34

0002   Award Fee Pool, to be determined in                                             For the Period         $25,873.00
       accordance with the Award Fee Plan for
       Multi-Level Information System Security
       Initiative Crypt Card System Analysis and
       Library and Driver Architecture and
       Development, dated 10 June 1997 (Rev. 2).
       There shall be one evaluation of performance
       at the end of the period of performance (Date of
       contract award through 30 September 1997.) If the
       Government exercises the options to extend the term
       of the contract, there shall be an evaluation of
       in equal amounts of $2,689.71.

0003   TRAVEL                                                          For The Job   Not-To-Exceed             $ 12,900.00
       (Includes Applicable Burdens)

0004   OTHER DIRECT COSTS                                              For The Job   Not-To-Exceed             $  2,500.00
       (Includes Applicable Burdens)

0005   Data in accordance with the Contact                             For The Lot   Not-Separately Priced
       Data Item Requirements List (CDRL)
       Dated 13 February 1997.

                                                                       Total                                   $300,000.00

NOTE 1: OTHER DIRECT COSTS (ODCs) shall be reimbursed at actual costs plus applicable burdens. ODCs are non fee bearing.

NOTE 2: TRAVEL shall be reimbursed at cost. Lodging shall be reimbursed at actual costs; meals and incidental expenses shall be reimbursed at the applicable flat rate. The total of lodging, meals, and incidental expenses shall not exceed the established rate for each location set forth in the "Federal Travel Regulations (FTR);" the "Joint Travel Regulations," Volume 2 (JTR); and the Standardized Regulation (Government Civilians Foreign Areas), Section 925," as applicable. These costs shall be directly chargeable to this contract in accordance with the contractor's established method of distributing such costs. First class travel shall not be reimbursed. Contractor shall be reimbursed for coach rates only. Travel is non fee bearing. Invoices which request reimbursement of travel expenses must be accompanied by airline ticket subs, hotel/motel receipts, and rental car receipts.

H.14 Contractor Participation in Contractor Performance Evaluation Assessments

   This contract will be subject to periodic Contractor Performance Evaluation Assessments. In accordance with FAR 42.1502, the Maryland Procurement Office maintains a database on Contractor past performance applicable to all contracts over $500,000. Information on the performance of this contract will be maintained in the database and updated on a yearly basis (if contract period of performance exceeds one year) and at the completion of the contract. The Contractor's participation in this process, in terms of review of the Contractor Performance Evaluation Assessment form, shall not cause an increase in the estimated cost/price of this contract. Any costs which are anticipated to be expended towards participation in this review process should be (have been) proposed in the initial price of this contract.

                                                                MDA904-97-C-0424
                                                                        21 of 34

H.15 DELINQUENT AWARD FEE MODIFICATION PENALTY

   The Contracting Officer shall issue a contract modification identifying the results of the fee determination official's findings for each performance evaluation period in accordance with a schedule set forth in the current Award Fee Plan as cited in the contract. If a contract modification is not issued in compliance with the timeframe specified in the Award Fee Plan, the contractor shall be entitled to interest on the determined award fee amount for that specific period at the rate established by the secretary of the Treasury under
Section 12 of the Contract Disputes Act of 1978 (41 U.S.C. 611) that is in effect on the modification issuance date. This rate is referred to as the "Treasury Rate", and is published in the FEDERAL REGISTER semiannually or about January 1 and July 1. The interest on any late award fee determination amount will be calculated using the following formula from the first day after the expiration of the timeframe specified in the current Award Fee Plan through the actual date of the contract modification identifying what award fee has been earned for that specific period. In the event that provisional billing has been authorized under the contract, the Government shall only be liable for interest on the balance between the final Award Fee determination for the specified period and what has been authorized under the Provisional Billing clause. Notwithstanding the above, the Government shall not be liable for any interest penalty that is in excess of the sum total of the Award Fee available in the current evaluation period and the unearned Award Fee from the prior evaluation period at the time of the contract modification.

   However, in the event that the Government has exercised an option or renewed the contract into a subsequent fiscal year, where annual appropriations (O&M funds) were utilized to fund the action, the Government's liability for any interest penalty in the first evaluation period of that year shall be restricted to the amount of the Award Fee available in the first evaluation period ONLY. Subsequent Award Fee modifications for evaluation periods during that fiscal year shall be subject to aforementioned terms where the Government's liability for interest will be restricted to the sum total of the amount of Award Fee available in the current evaluation period and the unearned Award Fee from the prior evaluation period.

Current Treasury Rate % x No. of days Govt. is delinquent x (Amount of Award Fee earned # of Annual Calendar Days (Beyond 60 Calendar Days) in the period - Amount of Provisional Award Fee authorized for the period)

IF:
Available Award Fee in the Period                        $250,000
Amount authorized for Provisional Billing       50.00%   $125,000
Amount Earned in the Period                     90.00%   $225,000
Award Fee Plan Modification Time Frame          60
Government Days Late (beyond 60 days)           60
Current Treasury Rate                            5.50%

CALCULATION:
[(5.5% / 360) X 60] X (225,000 - 125,000) = 916.67
                                (End of Clause)

                                                                MDA904-97-C-0424
                                                                        22 of 34

SECTION I - CONTRACT CLAUSES

1.1 REFERENCED CLAUSES. The following contract clauses pertinent to this section are hereby incorporated by reference:

CLAUSE NO.   TITLE

     FAR CLAUSES
52.202-1    Definitions (SEP 1991)
52.203-5    Covenant Against Contingent Fees (APR 1984)
52.203-6    Restriction on Subcontractor Sales to the Government (JUL 1985)
52.203-7    Anti-Kickback Procedures (OCT 1988)
52.203-8    Cancellation, Rescission, and Recovery of Funds for Illegal or
            Improper Activity (JAN 1997))
52.203-10   Price or Fee Adjustment for Illegal or Improper Activity (SEP 1990)
52.204-4    Contractor Establishment Code (MAY 1995)
52.209-6    Protecting the Government's Interest When Subcontracting With
            Contractors Debarred, Suspended, or Proposed for Debarment
            (NOV 1992)
52.211-5    New Material (MAY 1995)
52 211-15   Defense Priority and Allocation Requirements (SEP 1990)
52 215-33   Order of Precedence (JAN 1986) 52.219-8 Utilization of Small
            Business Concerns and Small Disadvantaged Business Concerns
            (OCT 1995)
52.222-4    Contract Work Hours and Safety Standards Act - Overtime Compensation
            (JUL 1995)
52.225-11   Restrictions on Certain Foreign Purchases (OCT 1996)
52.232-1    Payments (APR 1984)
52.232-11   Extras (APR 1984)
52.232-17   Interest (JUN 1996)
52.232-23   Assignment of Claims (JAN 1986)
52.233-3    Protest After Award (AUG 1996)
52.242-13   Bankruptcy (JUL 1995)
52.249-8    Default (Fixed Price Supply and Service) (APR 1984)
52.253-1    Computer Generated Forms (JAN 1991)

     DFARS CLAUSES
252.203-7001   Special Prohibition on Employment (NOV 1995)
252.204-7003   Control of Government Personnel Work Product (APR 1992)
252.209-7000   Acquisition From Subcontractors Subject to On-Site Inspection
               Under the Intermediate-Range Nuclear Forces (INF) Treaty
               (NOV 1995)
252.223-7004   Drug-Free Work Force (SEP 1988)
252.225-7012   Preference for Certain Domestic Commodities (NOV 1995)
252.225-7016   Restriction on Acquisition of Ball and Roller Bearings (SEP 1996)
252.225-7031   Secondary Arab Boycott of Israel (JUN 1992)
252.231-7000   Supplemental Cost Principles (DEC 1991)

                                                                MDA904-97-C-0424
                                                                        23 of 34

252.232-7006   Reduction or Suspension of Contract Payments Upon Finding of
               Fraud (AUG 1992)
252.243-7001   Pricing of Contract Modifications (DEC 1991)
252.247-7023   Transportation of Supplies by Sea (NOV 1995)

1.2  52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.
                                (End of clause)

1.3 52.232-33 MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUG
1996)

     (a) Method of payment. Payments by the Government under this contract, including invoice and contract financing payments, may be made by check or electronic funds transfer (EFT) at the option of the Government. If payment is made by EFT, the Government may, at its option, also forward the associated payment information by electronic transfer. As used in this clause, the term "EFT" refers to the funds transfer and may also include the information transfer.

     (b) Mandatory submission of Contractor's EFT information.
         (1) The Contractor is required, as a condition to any payment under this contract, to provide the Government with the information required to make payment by EFT as described in paragraph (d) of this clause, unless the payment office determines that submission of the information is not required. However, until January 1, 1999, in the event the Contractor certifies in writing to the payment office that the Contractor does not have an account with a financial institution or an authorized payment agent, payment shall be made by other than EFT. For any payments to be made after January 1, 1999, the Contractor shall provide EFT information as described in paragraph (d) of this clause.

         (2) If the Contractor provides EFT information applicable to multiple contracts, the Contractor shall specifically state the applicability of this EFT information in terms acceptable to the payment office.

     (c) Contractor's EFT information. Prior to submission of the first request for payment (whether for invoice or contract financing payment) under this contract, the Contractor shall provide the information required to make contract payment by EFT, as described in paragraph (d) of this clause, directly to the Government payment office named in this contract. If more than one payment office is named for the contract, the Contractor shall provide a separate notice to each office. ln the event that the EFT information changes, the Contractor shall be responsible for providing the changed information to the designated payment office(s).

     (d) Required EFT information. The Government may make payment by EFT through either an Automated Clearing House (ACH) subject to the banking laws of the United States or the Federal Reserve Wire Transfer System at the Government's option. The Contractor shall provide

                                                                MDA904-97-C-0424
                                                                        24 of 34

the following information for both methods in a form acceptable to the designated payment office. The Contractor may supply this data for this or multiple contracts (sec paragraph (b) of this clause).

       (1) The contract number to which this notice applies.

       (2) The Contractor's name and remittance address, as stated in the contract, and account number at the Contractor's financial agent.

       (3) The signature (manual or electronic, as appropriate), title, and telephone number of the Contractor official authorized to provide this information.

       (4) For ACH payments only:

            (i) Name, address, and 9-digit Routing Transit Number of the Contractor's financial agent.

            (ii) Contractor's account number and the type of account (checking, saving, or lockbox).

       (5) For Federal Reserve Wire Transfer System payments only:

            (i) Name, address, telegraphic abbreviation, and the 9-digit Routing Transit Number for the Contractor's financial agent.

            (ii) If the Contractor's financial agent is not directly on-line to the Federal Reserve Wire Transfer System and, therefore, not the receiver of the wire transfer payment, the Contractor shall also provide the name, address, and 9-digit Routing Transit Number of the correspondent financial institution receiving the wire transfer payment.

     (e) Suspension of payment.
       (1) Notwithstanding the provisions of any other clause of this contract, the Government is not required to make any payment under this contract until after receipt, by the designated payment office, of the correct EFT payment information from the Contractor or a certificate submitted in accordance with paragraph (b) of this clause. Until receipt of the correct EFT information, any invoice or contract financing request shall be deemed not to be a valid invoice or contact financing request as defined in the Prompt Payment clause of this contract.

     (2) lf the EFT information changes after submission of correct EFT information, the Government shall begin using the changed EFT information no later than the 30th day after its receipt to the extent payment is made by EFT. However, the Contractor may request that no further payments be made until the changed EFT information is implemented by the payment office. If such suspension would result in a late payment under the Prompt Payment clause of this contract, the Contractor's request for suspension shall extend the due date for payment by the number of days of the suspension.

                                                                MDA904-97-C-0494
                                                                        25 of 34

     (f) Contractor EFT arrangements. The Contractor shall designate a single financial agent capable of receiving and processing the electronic funds transfer using the EFT methods described in paragraph (d) of this clause. The Contractor shall pay all fees and charges for receipt and processing of transfers.

     (g) Liability for uncompleted or erroneous transfers.
       (1) If an uncompleted or erroneous transfer occurs because the Government failed to use the Contractor-provided EFT information in the correct manner, the Government remains responsible for (i) making a correct payment, (ii) paying any prompt payment penalty due, and (iii) recovering any erroneously directed funds.

       (2) If an uncompleted or erroneous transfer occurs because Contractor-provided EFT information was incorrect at the time of Government release of the EFT payment transaction instruction to the Federal Reserve System, and-

          (i) If the funds are no longer under the control of the payment office, the Government is deemed to have made payment and the Contractor is responsible for recovery of any erroneously directed funds; or

          (ii) If the funds remain under the control of the payment office, the Government retains the right to either make payment by mail or suspend the payment in accordance with paragraph (e) of this clause.

     (h) EFT and prompt payment.
       (1) A payment shall be deemed to have been made in a timely manner in accordance with the Prompt Payment clause of this contract if, in the EFT payment transaction instruction given to the Federal Reserve System, the date specified for settlement of the payment is on or before the prompt payment due date, provided the specified payment date is a valid date under the rules of the Federal Reserve System.

       (2) When payment cannot be made by EFT because of incorrect EFT information provided by the Contractor, no interest penalty is due after the date of the uncompleted or erroneous payment transaction, provided that notice of the defective EFT information is issued to the Contractor within 7 days after the Government is notified of the defective EFT information.

     (i) EFT and assignment of claims. lf the Contractor assigns the proceeds of this contract as provided for in the Assignment of Claims clause of this contract, the assignee shall provide the assignee EFT information required by paragraph (d) of this clause. In all respects, the requirements of this clause shall apply to the assignee as if it were the Contractor. EFT information which shows the ultimate recipient of the transfer to be other than the Contractor, in the absence of a proper assignment of claims acceptable to the Government, is incorrect EFT information within the meaning of paragraph (e) of this clause.

     (j) Payment office discretion. If the Contractor does not wish to receive payment by EFT methods for one or more payments, the Contractor may submit a request to the designated

                                                                MDA904-97-C-0424
                                                                        26 of 34

payment office to refrain from requiring EFT information or using the EFT payment method. The decision to grant the request is solely that of the Government.

     (k) Change of EFT information by financial agent. The Contractor agrees that the Contractor's financial agent may notify the Government of a change to the routing transit number, Contractor account number, or account type. The Government shall use the changed data in accordance with paragraph (e)(2) of this clause. The Contractor agrees that the information provided by the agent is deemed to be correct information as if it were provided by the Contractor. The Contractor agrees that the agent's notice of changed EFT data is deemed to be a request by the Contractor in accordance with paragraph (e)(2) that no further payments be made until the changed EFT information is implemented by the payment office.
                                (End of clause)

1.4 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)

     (a) Definitions.

     As used in this clause --

       (1) "Components" means articles materials, and supplies incorporated directly into end products at any level of manufactures fabrication, or assembly by the Contractor or any subcontractor.
       (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.
       (3) "Foreign flag vessel" means any vessel that is not a U.S. - flag vessel.
       (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.
       (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.
       (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.
          (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.
          (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.
       (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

     (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its

                                                                MDA904-97-C-0494
                                                                        27 of 34

subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that --

     (1) U.S.-flag vessels are not available for timely shipment;
     (2) The freight charges are inordinately excessive or unreasonable; or
     (3) Freight charges are higher than charges to private persons for transportation of like goods.

     (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum --

     (1) Type, weight, and cube of cargo;
     (2) Required shipping date;
     (3) Special handling and discharge requirements;
     (4) Loading and discharge points;
     (5) Name of shipper and consignee;
     (6) Prime contract number; and
     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

     (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information --

     (1) Prime contract number;
     (2) Name of vessel;
     (3) Vessel flag of registry;
     (4) Date of loading;
     (5) Port of loading;
     (6) Port of final discharge;
     (7) Description of commodity;
     (8) Gross weight in pounds and cubic feet if available;
     (9) Total ocean freight in U.S. dollars; and
     (10) Name of the steamship company.

     (c) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

     (1) No ocean transportation was used in the performance of this contract;

                                                                MDA904-97-C-0424
                                                                        28 of 34

     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;
     (3) Ocean transportation was used and the Contractor has the written consent of the Contacting Officer for all non-U.S.-flag ocean transportation; or

     (4) Ocean transportation was used, and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

       ITEM              CONTRACT
       DESCRIPTION       LINE ITEMS      QUANTITY

     TOTAL

     (f) If the final invoice does not include the required representation. the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

     (g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

                                (End of clause)

I.5 REFERENCED CLAUSES - WHEN APPLICABLE. The following clause(s) marked (X) when applicable) pertinent to this section is/are hereby incorporated by reference:

     CLAUSE NO.                          TITLE

                                         FAR CLAUSES

(X)   52.203-3    Gratuities (NOV 1990)
(X)   52.203-12   Limitation on Payments to Influence Certain Federal Transactions (JAN 1990)
( )   52.204-2    Security Requirements (AUG 1996)
( )   52.207-5    Option to Purchase Equipment (FEB 1995)
( )   52.208-8    Helium Requirement Forecast and Required Sources for Helium (FEB 1995)
( )   52.209-1    Qualification Requirements (FEB 1995)
(X)   52.210-7    Other Than New Material, Residual Inventory, and Former Government Surplus Property (MAY 1995)
( )   52.215-2    Audits and Records - Negotiations (AUG 1996)
( )   52.215-2    Audits and Records - Negotiations (AUG 1996) - Alternate II (JAN 1997)
( )   52.215-2    Audits and Records - Negotiations (AUG 1996) - Alternate III (JAN 1997)
( )   52.215-21   Changes or Additions to Make-Or Buy Program (APR 1984)
( )   52.215-21   Changes or Additions to Make-Or-Buy Program (APR 1984) - Alternate I (APR 1984)
(X)   52.215-22   Price Reduction for Defective Cost or Pricing Data (OCT 1995)
( )   52.215-23   Price Reduction for Defective Cost or Pricing Data - Modifications (OCT 1995)
(X)   52.215-24   Subcontractor Cost or Pricing Data (OCT 1995)
( )   52.215-25   Subcontractor Cost or Pricing Data - Modifications (OCT 1995)
( )   52.215-26   Integrity of Unit Prices (FEB 1997) - Alternate I (APR 1991)
( )   52.215 27   Termination of Defined Benefit Pension Plans (MAR 1996)
( )   52.215-31   Waiver of Facilities Capital Cost of Money (SEP 1987)
( )   52.215-39   Reversion or Adjustment of Plans for Postretirement Benefits Other Than Pensions (PRB) (MAR 1996)
( )   52.215-40   Notification of Ownership Changes (FEB 1995)
( )   52.215-42   Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications (JAN 1997)
( )   52.215-42   Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data Modifications
                  (JAN 1997) - Alternate II (OCT 1995)
( )   52.217-2    Cancellation Under Multiyear Contracts (JUL 1996)
(X)   52.217-8    Option to Extend Services (AUG 1989)
( )   52.219-6    Notice of Total Small Business Set-Aside (JUL 1996)

                                                                MDA904-97-C-0424
                                                                        29 of 34

( )     52.219-7    Notice of Partial Small Business Set Aside (JUL 1996)
( )     52.219-9    Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (AUG 1996)
( )     52.219-9    Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (AUG 1996) - Alternate II
                    (MAR 1996)
(X)     52.219-14   Limitations on Subcontracting (DEC 1996)
( )     52.219-16   Liquidated Damages - Subcontracting Plan (OCT 1995)
( )     52.222-1    Notice to the Government of Labor Disputes (FEB 1997)
( )     52.222-3    Convict Labor (AUG 1996)
( )     52.222-20   Walsh-Healey Public Contracts Act (DEC 1996)
(X)     52.227-26   Equal Opportunity (APR 1984)
(X)     52.222-28   Equal Opportunity Pre-Award Clearance of Subcontracts (APR 1984)
( )     52.222-29   Notification of Visa Denial (APR 1984)
(X)     52.222-35   Affirmative Action for Special Disabled and Vietnam Era Veterans (APR 1984)
(X)     52.222-36   Affirmative Action for Handicapped Workers (APR 1984)
(X)     52.222-37   Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (JAN 1988)
( )     52.222-41   Service Contract Act of 1965, as Amended (MAY 1989)
( )     52.222-43   Fair Labor Standards Act and Service Contract Act - Price Adjustment (Multiple Year and Option Contracts)
                    (MAY 1989)
( )     52.222-44   Fair Labor Standards Act and Service Contract Act - Price Adjustment (MAY 1989)
( )     52.222-48   Exemption from Application of Service Contract Act Provisions for Contracts Maintenance, Calibration,
                    and/or Repair of Certain Information Technology, Scientific and Medical and/or Office and
                    Business Equipment - Contractor Certification (AUG 1996)
(X)     52.223-2    Clean Air and Water (JAN 1997)
( )     52.223-3    Hazardous Material Identification and Material Safety Data (NOV 1991)
(X)     52.223-6    Drug-Free Workplace (JAN 1997)
( )     52.223-9    Certification of Percentage of Recovered Material Consent for EPA Designated Items Used in Performance of
                    the Contract (MAY 1995)
( )     52.223-10   Waste Reduction Program (MAY 1995)
( )     52.223-12   Refrigeration Equipment and Air Conditioners (MAY l995)
( )     52.223-14   Toxic Chemical Release Reporting (OCT 1996)
( )     52.224-1    Privacy Act Notification (APR 1984)
( )     52.224-2    Privacy Act (APR 1984)
( )     52.225-10   Duty-Free Entry (APR 1984)
( )     52.225-14   Inconsistency Between English Version and Translation of Contract (AUG 1989)
( )     52.225-17   Buy American Act - Supplies Under European Community Agreement (MAY 1995)
( )     52.226-1    Utilization of Indian Organizations and Indian-Owned Economic Enterprises (SEP 1996)
(X)     52.227-1    Authorization and Consent (JUL 1995)
( )     52.227-1    Authorization and Consent (JUL 1995) - Alternate II (APR 1984)
( )     52.227-2    Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
( )     52.227-3    Patent Indemnity (APR 1984)
( )     52.227-9    Refund of Royalties (APR 1984)
( )     52.227-10   Filing of Patent Applications - Classified Subject Matter (APR 1984)
( )     52.227-11   Patent Rights - Retention by the Contractor (Short Form) (JUN 1989)
( )     52.227-11   Patent Rights - Retention by the Contractor (Short Form) (JUN 1989) - Alternate II (JUN 1989)
(X)     52.227-12   Patent Rights - Retention by the Contractor (Long Form) (JAN 1997)
( )     52.227-12   Patent Rights - Retention by the Contractor (Long Form) (JAN 1997) - Alternate II (JUN 1989)
( )     52.227-13   Patent Rights - Acquisition by the Government (JAN 1997)
( )     52.227-13   Patent Rights - Acquisition by the Government (JAN 1997) - Alternate II (JUN 1989)
( )     52.228-3    Workers' Compensation Insurance (Defense Base Act) (APR 1984)
( )     52.228-4    Workers' Compensation and War Hazard Insurance Overseas (APR 1984)
( )     52.228-5    Insurance - Work on a Government Installation (JAN 1997)
( )     52.228-14   Irrevocable Letter of Credit (JUN 1996)
( )     52.228-16   Performance and Payment Bonds - Other Than Construction (SEP 1996)
( )     52.228-16   Performance and Payment Bonds - Other Than Construction (SEP 1996) -Alternate I (SEP 1996)
( )     52.229-3    Federal, State and Local Taxes (JAN 1991)
(X)     52.229-4    Federal, State and Local Taxes (Noncompetitive Contract) (JAN 1991)
(X)     52.229-5    Taxes - Contracts Performed in U.S. Possessions or Puerto Rico (APR 1984)
( )     52.229-6    Taxes - Foreign Fixed Price Contracts (JAN 1991)
( )     52.230-2    Cost Accounting Standards (AUG 1992)
( )     52.230-3    Disclosure and Consistency of Cost Accounting Practices (APR 1996)
( )     52.230-4    Consistency in Cost Accounting Practices (AUG 1992)
( )     52.230-5    Cost Accounting Standards - Educational Institution (APR 1996)
( )     52.230-6    Administration of Cost Accounting Standards (APR 1996)
( )     52.232-4    Payments Under Transportation Contracts and Transportation-Related Service Contracts (APR 1984)
(X)     52.232-9    Limitation on Withholding of Payments (APR 1984)
( )     52.232-16   Progress Payments (JUL 1991)
( )     52.232-16   Progress Payments (JUL 1991) - Alternate I (AUG 1987)
( )     52.232-18   Availability of Funds (APR 1984)
( )     52.232 24   Prohibition of Assignment of Claims (JAN 1986)
(X)     52.232-25   Prompt Payment (MAR 1994)
( )     52.232-33   Mandatory Information for Electronic Funds Transfer Payment (AUG 1996)
( )     52.232-34   Optional Information for Electronic Funds Transfer Payment (AUG 1996)
(X)     52.233-1    Disputes (OCT 1995)

                                                                MDA904-97-C-0424
                                                                        30 of 34

( )  52.233-1       Disputes (OCT 1995) - Alternate I (DEC 1991)
( )  52.237-2       Protection of Government Buildings, Equipment, and Vegetation (APR 1984)
( )  52.237-3       Continuity of Services (JAN 1991)
( )  52.237-9       Waiver of Limitation on Severance Payments to Foreign Nationals (OCT 1998)
( )  52.239-1       Privacy or Security Safeguards (AUG 1996)
( )  52.242-1       Notice of Intent to Disallow Costs (APR 1984)
( )  52.242-2       Production Progress Reports (APR 1991)
(X)  52.242-3       Penalties for Unallowable Costs (OCT 1995)
( )  52.242-4       Certification of Final Indirect Costs (JAN 1997)
( )  52.242-10      F. O. B. Origin - Government Bills of Lading or Prepaid Postage (APR 1984)
( )  52.243-1       Changes - Fixed Price (AUG 1987) - Alternate I (APR 1984)
(X)  52.243-1       Changes - Fixed Price (AUG 1987) - Alternate II (APR 1984)
( )  52.243-1       Changes - Fixed Price (AUG 1987) - Alternate III (APR 1984)
(X)  52.244-5       Competition in Subcontracting (DEC 1996)
( )  52.244-6       Subcontracts for Commercial Items and Commercial Components (OCT 1995)
( )  52.245-1       Property Records (APR 1984)
( )  52.245-2       Government Property (Fixed-Price Contracts) (DEC 1989)
( )  52.245-2       Government Property (Fixed Price Contracts) (DEC 1989) - Alternate I (APR 1984)
( )  52.245-4       Government - Furnished Property (Short Form) (APR 1984)
( )  52.245-18      Special Test Equipment (FEB 1993)
( )  52.245-19      Government Property Furnished "As Is" (APR 1984)
( )  52.246-23      Limitation of Liability (FEB 1997)
( )  52.246-24      Limitation of Liability - High Value Items (FEB 1997)
( )  52.246-24      Limitation of Liability - High Value Items (FEB 1997) - Alternate I (APR 1984)
(X)  52.246-25      Limitation of Liability - Services (FEB 1997)
( )  52.247-1       Commercial Bill of Lading Notations (APR 1984)
( )  52.247-64      Preference for Privately Owned U.S. Flag Commercial Vessels (AUG 1996)
( )  52.247-64      Preference for Privately Owned U.S. Flag Commercial Vessels (AUG 1996) - Alternate I (APR 1984)
( )  52.248-1       Value Engineering (MAR 1989)
( )  52.248-1       Value Engineering (MAR 1989) - Alternate I (APR 1984)
( )  52.248-1       Value Engineering (MAR 1989) - Alternate II (APR 1984)
( )  52.248-1       Value Engineering (MAR 1989) - Alternate III (APR 1984)
( )  52.249-2       Termination for Convenience of the Government (Fixed Price) (SEP 1996)
( )  52.249-2       Termination for Convenience of the Government (Fixed Price) (SEP 1996) Alternate II (SEP 1996)
(X)  52.249-4       Termination for Convenience of the Government (Services) (Short Form) (APR 1984)
(X)  52.251-1       Government Supply Sources (APR 1984)

                                         DFARS CLAUSES

(X)  252.201-7000   Contracting Officer's Representative (DEC 1991)
(X)  252.203-7000   Statutory Prohibitions on Compensation to Former Department of Defense Employees (NOV 1995)
( )  252.203-7002   Display of DoD Hotline Poster (DEC 1991)
(X)  252.204-7000   Disclosure of Information (DEC 1991)
( )  252.204-7002   Payment for Subline Items Not Separately Priced (DEC 1991)
(X)  252.205-7000   Provision of Information to Cooperative Agreement Holders (DEC 1991)
( )  252.209-7004   Reporting of Commercial Transactions With The Government of a Terrorist Country (SEP 1994)
( )  252.209-7005   Military Recruiting on Campus (FEB 1996)
( )  252.211-7000   Acquisition Streamlining (DEC 1991)
( )  252.215-7000   Pricing Adjustments (DEC 1991)
( )  252.215-7002   Cost Estimating System Requirements (DEC 1991)
()   252.219-7001   Notice of Partial Small Business Set-Aside with Preferential Consideration for Small
                    Disadvantaged Business Concerns (MAY 1995)
( )  252.219-7001   Notice of Partial Small Business Set-Aside with Preferential Consideration for Small
                    Disadvantaged Business Concerns (MAY 1995) - Alternate I (MAY 1994)
( )  252.219-7003   Small Business and Small Disadvantaged Business Subcontracting Plan (DoD Contracts) (APR 1996)
( )  252.219-7006   Notice of Evaluation Preference for Small Disadvantaged Business Concerns (MAY 1995)
( )  252.219-7006   Notice of Evaluation Preference for Small Disadvantaged Business Concerns (MAY 1998) - Alternate I (DEC 1991)
( )  252.223-7001   Hazard Warning Labels (DEC 1991)
( )  252.223-7005   Hazardous Waste Liability and Indemnification (OCT 1992)
( )  252.223-7006   Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993)
( )  252.223-7006   Prohibition on Storage and Disposal of Toxic and Hazardous Waste (APR 93) - Alternate I (NOV 1995)
( )  252.225-7001   Buy American Act and Balance of Payments Program (JAN 1994)
( )  252.225-7002   Qualifying Country Sources as Subcontractors (DEC 1991)
( )  252.225-7005   Identification of Expenditures in the United States (DEC 1991)
(X)  252.225-7007   Trade Agreements Act (JUL 1996)
( )  252.225-7008   Supplies to be Accorded Duty Free Entry (DEC 1991)
( )  252.225-7009   Duty-Free Entry - Qualifying Country End Products and Supplies (DEC 1991)
( )  252.225-7010   Duty-Free Entry - Additional Provisions (DEC 1991)
( )  252.225-7011   Restriction on Acquisition of Supercomputers (JUL 1995)
( )  252.225-7014   Preference for Domestic Speciality Metals (NOV 1995)
( )  252.225-7015   Preference for Domestic Hand or Measuring Tools (DEC 1991)

                                                                MDA904-97-C-0424
                                                                        31 of 34

( )  252.225-7022     Restriction on Acquisition of Polyacrylonitrile (PAN) Based Carbon Fiber (DEC 1991)
( )  252.225-7024     Restriction on Acquisition of Night Vision Image Intensifier Tubes and Devices (DEC 1991)
( )  252.225-7025     Foreign Source Restrictions (SEP 1996)
( )  252.225-7026     Reporting of Overseas Subcontracts (NOV 1995)
( )  252.225-7028     Exclusionsay Policies and Practices of Foreign Governments (DEC 1991)
( )  252.225-7032     Waiver of United Kingdom Levies (OCT 1992)
( )  252.225-7036     North American Free Trade Agreement Implementation Act (JAN 1994)
( )  252.225-7036     North American Free Trade Agreement Implementation Act (JAN 1994) - Alternate I (MAY 1995)
( )  252.225-7037     Duty-Free Entry - NAFTA Country End Products and Supplies (JAN 1994)
( )  252.226-7000     Notice of Historically Black Colleges or Universities and Minority Institution Set-asides (APR 1994)
(X)  252.227-7013     Rights in Technical Data - Noncommercial Items (NOV 1995)
(X)  252.227-7014     Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995)
( )  252.227-7014     Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation
                      (JUN 1995) - Alternate I (JUN 1995)
( )  252.227-7019     Validation of Asserted Restrictions - Computer Software (JUN 1995)
( )  252.227-7020     Rights in Data--Special Works (JUN 1995)
( )  252.227-7021     Rights in Data--Existing Work (MAR 1979)
( )  252.227-7025     Limitation on the Use or Disclosure of Government-Furnished Information Marked With
                      Restrictive Legends (JUN 1995)
( )  252.227-7026     Deferred Delivery of Technical Data or Computer Software (APR 1988)
( )  252.227-7027     Deferred Ordering of Technical Data or Computer Software (APR 1988)
(X)  252.227-7030     Technical Data-Withholding of Payments (OCT 1988)
( )  252.227-7032     Rights in Technical Data and Computer Software (Foreign) (JUN 1975)
(X)  252.227-7036     Certification of Technical Data Conformity (MAY 1987)
(X)  252.227-7037     Validation of Restrictive Markings Technical Data (NOV 1995)
( )  252.227-7039     Patents - Reporting of Subject Inventions (APR 1990)
( )  252.228-7000     Reimbursement for War-Hazard Losses (DEC 1991)
( )  252.228-7003     Capture and Detention (DEC 1991)
( )  252.232-7002     Progress Payments for Foreign Military Sales Acquisitions (DEC 1991)
( )  252.232-7004     DoD Progress Payment Rates (FEB 1996)
( )  252.232-7007     Limitation of Government's Obligation (AUG 1993)
( )  252.232-7007     Limitation of Government s Obligation (AUG 1993) - Alternate I (AUG 1993)
(X)  252.233-7000     Certification of Claims and Requests for Adjustment or Relief (MAY 1994)
( )  252.234-7001     Cost/Schedule Control Systems (DEC 1991)
( )  252.239-7000     Protection Against Compromising Emanations (DEC 1991)
( )  252.239-7002     Access (DEC 1991)
( )  252.242-7000     Postaward Conference (DEC 1991)
( )  252.242-7003     Application for U.S. Government Shipping Documentation/Instructions (DEC 1991)
( )  252.242-7004     Material Management and Accounting System (SEP 1996)
( )  252.245-7000     Government-Furnished Mapping, Charting and Geodesy Property (DEC 1991)
( )  252.245-7001     Reports of Government Property (MAY 1994)
(X)  252.246-7000     Material Inspection and Receiving Report (DEC 1991)
( )  252.246-7001     Warranty of Data (DEC 1991)
( )  252.246-7001     Warranty of Data (DEC 1991) - Alternate I (DEC 1991)
( )  252.246-7001     Warranty of Data (DEC 1991) - Alternate II (DEC 1991)
( )  252.249-7001     Notification of substantial Impact on Employment (DEC 1991)
( )  252.249-7002     Notification of Proposed Program Termination or Reduction (MAY 1995)
(X)  252.251-7000     Ordering From Government Supply Sources (MAY 1995)

FULL TEXT CLAUSES - WHEN APPLICABLE. Pursuant to FAR 52 102-2, the following clauses (marked (X) when applicable) shall be incorporated in this solicitation and/or contract in full text Therefore, a copy of the applicable clause(s) follows:

      CLAUSE NO.                        TITLE

                                     FAR CLAUSES
( )  52.209-1       Qualification Requirement (FEB 1995)
( )  52.209-3       First Article Approval - Contractor Testing (SEP 1989)
( )  52.209-3       First Article Approval - Contractor Testing (SEP 1989) - Alternate I (JAN 1997)
( )  52.209-3       First Article Approval - Contractor Testing (SEP 1989) - Alternate II (SEP 1989)
( )  52.209-4       First Article Approval - Government Testing (SEP 1989)
( )  52.209-4       First Article Approval - Government Testing (SEP 1989) - Alternate I (JAN 1996)
( )  52.209-4       First Article Approval - Government Testing (SEP 1989) - Alternate II (SEP 1989)
( )  52.215-42      Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data
                    Modifications (JAN 1997) - Alternative I (OCT 1995)
( )  52.215 42      Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data
                    Modifications (JAN 1997) - Alternate III (OCT 1995)
( )  52.215-42      Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data
                    Modifications (JAN 1997) - Alternate IV (OCT 1995)
( )  52.216-16      Incentive Price Revision - Firm Target (FEB 1997)
( )  52.216-16      Incentive Price Revision - Firm Target (FEB 1997) - Alternate I (APR 1984)
( )  52.216-17      Incentive Price Revision - Successive Targets (FEB 1997)
( )  52.216-17      Incentive Price Revision - Successive Targets (FEB 1997) - Alternate I (APR 1984)

                                                                MDA904-97-C-0424
                                                                        32 of 34

( )  52.216-23      Execution and Commencement of Work (APR 1984)
( )  52.216-24      Limitation of Government Liability (APR 1984)
( )  52.216-25      Contract Definitization (APR 1984)
( )  52.216 25      Contract Definitization (APR 1984) - Alternate I (APR 1984)
( )  52.217-6       Option for Increased Quantity (APR 1984)
(X)  52.217-9       Option to Extend the Term of the Contract (MAR 1989)
( )  52.222-26      Equal Opportunity (APR 1984) - Alternate (APR 1984)
( )  52.222-42      Statement of Equivalent Rates for Federal Hires (MAY 1989)
( )  52.222-47      SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to
                    Predecessor Contractor Collective Bargaining Agreements (CBA) (MAY 1989)
( )  52.222-49      Service Contract Act - Place of Performance Unknown (MAY 1989)
( )  52.227-3       Patent Indemnity (APR 1984) - Alternate I (APR 1984)
( )  52.227-3       Patent Indemnity (APR 1984) Alternate II (APR 1984)
( )  52.227-3       Patent Indemnity (APR 1984) - Alternate III (JUN 1995)
( )  52.227-5       Waiver of Indemnity (APR 1984)
( )  52.227-11      Patent Rights - Retention by the Contractor (Short Form) (JUN 1989) - Alternate I (JUN 1989)
( )  52.227-12      Patent Rights - Retention by the Contractor (Long Form) (JAN 1997) Alternate I (JUN 1989)
( )  52.227-13      Patent Rights - Acquisition by the Government (JAN 1997) - Alternate I (JUN 1989)
( )  52.229-7       Taxes--Fixed-Price Contracts with Foreign Governments (JAN 1991)
( )  52.232-16      Progress Payments (JUL 1991) - Alternate II (AUG 1987)
( )  52.243-7       Notification of Changes (APR 1984)
( )  52.244 1       Subcontracts (Fixed Price Contracts) (FEB 1995)
( )  52.244-1       Subcontracts (Fixed Price Contracts) (FEB 1995) Alternate I (APR 1984)
( )  52.244-2       Subcontracts Under Cost-Reimbursement and Letter Contracts (FEB 1997) - Alternate I (AUG 1996)
( )  52.246 20      Warranty of Services (APR 1984)
( )  52.247-66      Returnable Cylinders (MAY 1994)
( )  52.252-4       Alterations in Contract (APR 1984)
( )  52.252-6       Authorized Deviations in Clauses (APR 1984)
                                                     DFARS CLAUSES
( )  252.217-7027   Contract Definitization (FEB 1996)
( )  252.219-7005   Incentive for Subcontracting with small Businesses, Small Disadvantaged Businesses,
                    Historically Black Colleges and Universities and Minority Institutions (NOV 1995)
( )  252.219-7005   Incentive for Subcontracting with Small Businesses, Small Disadvantaged Businesses,
                    Historically Black Colleges and Universities and Minority Institutions (NOV 1995) -Alternate I (DEC 1991)
( )  252.225-7027   Limitation on Sales Commissions and Fees (DEC 1991)
( )  252.232-7003   Flexible Progress Payments (DEC 1991)
( )  252.232-7007   Limitation of Government's Obligation (AUG 1993)
( )  252.239-7016   Telecommunications Security Equipment, Devices, Techniques and Services (DEC 1991)
( )  252.243-7000   Engineering Change Proposals (MAY 1994)
( )  252.243-7000   Engineering Change Proposals (MAY 1994) - Alternate I (MAY 1994)
( )  252.247-7024   Notification of Transportation of Supplies by Sea (NOV 1995)
( )  252.249-7000   Special Termination Costs (DEC 1991)

I.6 THE FOLLOWING 8(A) CLAUSES, PROVISIONS, AND CERTIFICATIONS ARE IN
    CORPORATED:

PART 1 - CERTIFICATION OF SUBCONTRACTING

I certify that at least the percentage of work required by 13 CFR 124.314 shall be performed by employees of my firm and the SBA approval will be obtained prior to entering a subcontract with any other concern. Those percentages are:

[X] SERVICES (except construction) -- At least 50 percent of the cost of contract performance incurred for labor must be expended for employees of an 8(a) concern.

[ ] SUPPLIES (other than from regular dealers) -- At least 50 percent of the cost of manufacturing that supplies, not including the ocst of material.

                                                                MDA904-97-C-0424
                                                                        33 of 34

[ ] GENERAL CONSTRUCTION -- At least 15 percent of the cost of the contract, not including the cost of materials. must be expended or employees of the 8 (a) concern.

[ ] CONSTRUCTION BY SPECIAL TRADE CONTRACTORS -- At least 25 percent of the cost of the contract, not including the cost of materials must be expended for employees of the 8 (a) concern.

PART 2

I hereby request permission to subcontract with ___________________for the amount specified in our Best and Final Offer.

PART 3 - COMPETITIVE BUSINESS MIX CERTIFICATION

(A) [X] FIRM NAME: LITRONICS INC _____________________is in the development stage.

(B) [ ] FIRM NAME: _________________________________acknowledges that it is currently in the transition stage of the 8 (a) Program Participation and certifies that it is in compliance with the non-8(a) business activity targets established pursuant to 13 CFR 124.312(c) (4) and (5).

(C) [ ]  FIRM NAME: _________________________________certifies that it is in compliance with the remedial measures imposed by SBA, if any, pursuant to 13 CFR 124.312(c) (12). Disrepresentation by falsely certifying to past compliance with the non-8(a) business activity targets established in the business plan approved by SBA shall subject that individual to:

     (1) Punishment by a fine of not more than $500,000 or imprisonment for not more than 10 years, or both;

     (2) The administrative remedies prescribed by th eProgram fraud Civil Remedies Act of 1986 (31 USC 3801.3812);

     (3) Suspension and debarment as specified in 13 CFR 145 of Subpart 9.4 of Title 48 Code of Federal Regulations (or any successor regulation) on the basis that such misrepresentation indicates a lack of business integrity that seriously and directly affects the present responsibility of a person or entity to transact business with the Federal Government; and

     (4) Ineligibility for participation in any program or activity conducted under the authority of the Small Business Act or the Small Business investment Act for a period of not to exceed 3 years.

                                                                MDA904-97-C-0424
                                                                        34 of 34

               FIRM NAME: ______________________________

               ADDRESS: ________________________________

               CITY, STATE, ZIP: _________________________

------------------------------------------------
Signature of President, Partner or Proprietor      Date: _________________

ORIGINAL SIGNATURES ONLY, REPRODUCTIONS WILL NOT BE ACCEPTED.

PART 4 - ADDITIONAL CLAUSES AND PROVISIONS

52.219-11      Special 8(a) Contract Conditions (FEB 1990)
                    Name of Agency:  Maryland Procurement Office

52.219-12      Special 8(a) Subcontract Conditions (FEB 1990)
                    Prime Contract Number:
                    Name of Agency:  Maryland Procurement Office
                    Name of Subcontractor:

52.219-14      Limitations on Subcontracting (JAN 1991)

52.219-17      Section 8(a) Award (DEC 1996)
                    Name of Agency:  Maryland Procurement Office

52.203-11      Certification and Disclosure Regarding Payment s to Influence
               Certain Federal Transactions (APR 1991)

               Certification of Subcontracting

               Certification of Competitive Business Mix

SECTION J - LIST OF ATTACHMENTS

J.1 Statement of Work entitled, "Multi Level Information System Security Initiative, Crypto Card System Analysis and Library and Driver Architecture and Development," dated 10 January 1997, 7 pages.

J.2 Contract Data Requirements List, DD Form 1423, dated 13 February 1997, 18 pages.

J.3 Award Fee Plan (Rev. 2), dated 10 June 1997, 5 pages.

                        CONTRACT DATA REQUIREMENTS LIST
                                    FOR THE
 MISSI Library, Crypto Card System Analysis and Library and Driver Architecture
                                and Development

1. THE CONTRACTOR SHALL PREPARE AND DELIVER THE TECHNICAL DATA ITEMS LISTED ON THE FOLLOWING PAGES. EACH DATA ITEM SHALL BE PREPARED ACCORDING TO THE "AUTHORITY" CITED (BLOCK #4), APPENDICES TO THE DATA ITEM DESCRIPTIONS, AND QUALIFYING INFORMATION IN "REMARKS" (BLOCK #16), AS APPLICABLE.

2. PREPARATION OF ALL OF THE DATA ITEMS SHALL BE CONTROLLED BY THE ISSUES OF THE SPECIFICATIONS, MILITARY STANDARDS, OR OTHER SUCH REGULATORY MATERIAL WHICH ARE CURRENT ON THE DATE OF THE SOLICITATION, UNLESS OTHERWISE SPECIFIED.

3. DATA DELIVERY REQUIREMENTS STATED IN DAYS SHALL DENOTE WORKING DAYS AND THE REQUIREMENTS STATED IN MONTHS SHALL DENOTE CALENDAR MONTHS, UNLESS OTHERWISE SPECIFIED IN BLOCK 16 OF THE DD FORM 1423. DATA SHALL BE DELIVERED TO THE INDIVIDUAL ADDRESSES LISTED ON THE DISTRIBUTION APPENDIX LOCATED AT THE REAR OF THE CDRL.

4. A COPY OF ALL DATA TRANSMITTAL LETTERS SHALL BE SIMULTANEOUSLY DELIVERED TO THE BUSINESS MANAGER, X22, Fanx3.

5. DATA ITEMS WHICH ARE RETURNED TO THE CONTRACTOR BECAUSE OF NONCONFORMANCE WITH THE CONTRACTUAL REQUIREMENTS OR OTHER INADEQUACIES OF THE DATA, SHALL BE CORRECTED OR UPDATED AND RETURNED TO THE GOVERNMENT WITHIN TEN DAYS AFTER RECEIPT BY THE CONTRACTOR, UNLESS OTHERWISE SPECIFIED.

PREPARED BY:   /S/STEVEN LOWE
               --------------
               Steven Lowe, Program Business Manager, X22
               DATE 13 February 1997

APPROVED BY:   /S/WILLIAM NACE
               ---------------
               William Nace, Program Manager, X22
               DATE 13 February 1997

                                                                        REVISION
                                                                            DATE
                                                              PAGE 1 OF 14 PAGES

                               REVISION PAGE FOR
   MISSI Library, Crypto Card System Anal. and Library and Driver Arch & Dev/

REV            DESCRIPTION                      DATE



                                                              PAGE 2 OF 14 PAGES

INSTRUCTIONS TO OFFERORS FOR COMPLETING DD FORM 1423 (FACSIMILE)
AND EXPLANATION OF ENTRIES BY GOVERNMENT PERSONNEL

DIGITAL SUBMISSION OF DATA
--------------------------

IF THE DOCUMENT TO BE SUBMITTED IS ENTIRELY TEXTUAL OR IF THE ENTIRE DOCUMENT (INCLUDING GRAPHICS) MAY BE SUBMITTED DIGITALLY, TWO COPIES OF THIS DATA ITEM SHALL BE SUBMITTED AS FRAMEMAKER (VERSION 4.0 OR LOWER), WORDPERFECT (VERSION
6.0 OR LOWER), OR FLAT ASCII FILES ON MAGNETIC MEDIA, UNLESS OTHERWISE DIRECTED IN BLOCK 16. THE SPECIFIC MEDIA TYPE TO BE DETERMINED BY THE GOVERNMENT PRIOR TO THE INTIAL SUBMISSION. IF THE DOCUMENT CANNOT BE SUBMITTED DIGITALLY, PLEASE CONTACT THE PROGRAM OFFICE TO OBTAIN ADDITIONAL NUMBER OF HARD COPIES REQUIRED.

FOR THE CONTRACTOR
------------------

ITEM 17. SPECIFY APPROPRIATE PRICE GROUP FROM ONE OF THE FOLLOWING GROUPS OF EFFORT IN DEVELOPING ESTIMATED PRICES FOR EACH DATA ITEM LISTED ON THE DD FORM 1423.

A. GROUP 1. DEFINITION - DATA WHICH IS NOT OTHERWISE ESSENTIAL TO THE CONTRACTOR'S PERFORMANCE OF THE PRIMARY CONTRACTED EFFORT (PRODUCTION, DEVELOPMENT, TESTING, AND ADMINISTRATION) BUT WHICH IS REQUIRED BY FORM DD 1423.

ESTIMATED PRICE - COSTS TO BE INCLUDED UNDER GROUP I ARE THOSE APPLICABLE TO PREPARING AND ASSEMBLING THE DATA ITEM IN CONFORMANCE WITH GOVERNMENT REQUIREMENTS, AND THE ADMINISTRATION AND OTHER EXPENSES RELATED TO REPRODUCING AND DELIVERING SUCH DATA ITEMS TO THE GOVERNMENT.

B. GROUP II. DEFINITION - DATA WHICH IS ESSENTIAL TO THE PERFORMANCE OF THE PRIMARY CONTRACTED EFFORT BUT THE CONTRACTOR IS REQUIRED TO PERFORM ADDITIONAL WORK TO CONFORM TO GOVERNMENT REQUIREMENTS WITH REGARD TO DEPTH OF CONTENT, FORMAT, FREQUENCY OF SUBMITTAL, PREPARATION, CONTROL, OR QUALITY OF THE DATA ITEM.

ESTIMATED PRICE - COSTS TO BE INCLUDED UNDER GROUP II ARE THOSE INCURRED OVER AND ABOVE THE COST OF THE ESSENTIAL DATA ITEM WITHOUT CONFORMING TO GOVERNMENT REQUIREMENTS, AND THE ADMINISTRATIVE AND OTHER EXPENSES RELATED TO REPRODUCING AND DELIVERING SUCH DATA ITEM TO THE GOVERNMENTS.

C. GROUP III. DEFINITION - DATA WHICH THE CONTRACTOR MUST DEVELOP FOR HIS INTERNAL USE IN PERFORMANCE OF THE PRIMARY CONTRACTED EFFORT AND DOES NOT REQUIRE ANY SUBSTANTIAL CHANGE TO CONFORM TO GOVERNMENT REQUIREMENTS WITH REGARD TO DEPTH OF CONTENT, FORMAT, FREQUENCY OF SUBMITTAL, PREPARATION, CONTROL, AND QUALITY OF THE DATA ITEM.

                                                              PAGE 3 OF 14 PAGES

ESTIMATED PRICE - COSTS TO BE INCLUDED UNDER GROUP III ARE THE ADMINISTRATIVE AND OTHER EXPENSES RELATED TO REPRODUCING AND DELIVERING SUCH DATA ITEM TO THE GOVERNMENT.

D. GROUP IV. DEFINITION - DATA WHICH IS DEVELOPED BY THE CONTRACTOR AS PART OF HIS NORMAL OPERATING PROCEDURES AND HIS EFFORT IN SUPPLYING THESE DATA TO THE GOVERNMENT IS MINIMAL.

ESTIMATED PRICE - GROUP IV ITEMS SHOULD NORMALLY BE SHOWN ON THE DD FORM 1423 AT NO COST.

ITEM 18. FOR EACH DATA ITEM, ENTER AN AMOUNT EQUAL TO THAT PORTION OF THE TOTAL PRICE WHICH IS ESTIMATED TO ATTRIBUTABLE TO THE PRODUCTION OR DEVELOPMENT FOR THE GOVERNMENT OF THAT ITEM OF DATA. THESE ESTIMATED DATA PRICES SHALL BE DEVELOPED ONLY FROM THOSE COSTS WHICH WILL BE INCURRED AS A DIRECT RESULT OF THE REQUIRMENT TO SUPPLY THE DATA, OVER AND ABOVE THE COSTS WHICH WOULD OTHERWISE BE INCURRED IN PERFORMANCE OF THE CONTRACT IF NO DATA WERE REQUIRED. THE ESTIMATED DATA PRICES SHALL NOT INCLUDE ANY AMOUNT FOR RIGHTS IN DATA. THE GOVERNMENT'S RIGHT TO USE CONTRACT.

EXPLANATION OF ENTRIES BY GOVERNMENT PERSONNEL

1.EXPLANATION OF ENTRIES IN BLOCKS A THROUGH J:

A. BLOCK A, CONTRACT LINE ITEM NO. - THAT IS ASSOCIATED WITH THE CDRL.

B. BLOCK B, EXHIBIT NO. - ENTER THE CONTRACT EXHIBIT NUMBER ASSIGNED TO THE
CDRL.

C. BLOCK C, CATEGORY - CHECK THE APPROPRIATE BLOCK FOR TECHNICAL DATA PACKAGE
(TPD) OR TECHNICAL MANUAL (TM). TYPES OF DATA WHICH COMPROMISE A TDP ARE DEFINED IN MIL-T-31000 AND TYPES OF MANUALS INCLUDED UNDER THE TM CATEGORY ARE DEFINED IN PART IX, SECTION B, OF DODI 5000.2. "OTHER" DATA MAY BE FURTHER CATEGORIZED, SUCH AS ADMINISTRATIVE DATA, CONFIGURATION MANAGEMENT, ETC., PER THE FUNCTIONAL AREA ASSIGNMENTS CONTAINED IN THE AMDSL.

D. BLOCK D, SYSTEM/ITEM - ENTER THE SYSTEM/ITEM/PROJECT DESIGNATOR OR NAME.

E. BLOCK E, CONTRACTOR/PR NO. - ENTER THE CONTRACT OR PURCHASE REQUEST (PR) NUMBER WHEN KNOWN; IF UNKNOWN, ENTER THE REQUEST FOR PROPOSAL (RFP) NUMBER OR OTHER APPROPRIATE - DESIGNATOR.

                                                              PAGE 4 OF 14 PAGES

F. BLOCK F, CONTRACTOR - ENTER THE CONTRACTOR'S NAME. FOLLOWING THE NAME, A SLASH (/) AND THE APPROPRIATE COMMERCIAL AND GOVERNMENT ENTITY (CAGE) CODED MAY
                                                                    BE INSERTED.

G. BLOCK G, PREPARED BY - ENTER THE NAME OF THE CDRL PREPARER OR THE NAME OF THE ACTIVITY RESPONSIBLE FOR PREPARATION OF THE CDRL.

H. BLOCK H, DATE - ENTER THE DATE THE CDRL WAS PREPARED.

I. BLOCK I, APPROVED BY - ENTER THE NAME OF THE INDIVIDUAL RESPONSIBLE FOR APPROVING THE CDRL.

J. BLOCK J, DATE - ENTER THE DATE THE CDRL WAS APPROVED.

2.EXPLANATION OF THE ENTRIES BLOCKS 1 THROUGH 16.

A. BLOCK 1, DATA ITEM NUMBER - ENTER THE EXHIBIT LINE ITEM NUMBER.

B. BLOCK 2, TITLE OF DATA ITEM - THE TITLE SHALL BE IDENTICAL TO THE TITLE OF THE DID WHEN CITED IN BLOCK 4.

C. BLOCK 3, SUBTITLE - IF THE TITLE IN BLOCK 2 REQUIRES FURTHER IDENTIFICATION, ENTER A SUBTITLE.

D. BLOCK 4, AUTHORITY (DATA ACQUISITION DOCUMENT NUMBER) - ENTER THE DID NUMBER WHICH PROVIDES THE DATA PREPARATION INSTRUCTIONS. WITH THE EXCEPTION OF A ONE-TIME DID, THE DOCUMENT CITED IN THIS BLOCK MUST BE ONE WHICH HAS BEEN CLEARED FOR LISTING IN THE AMSDL.

E. BLOCK 5, CONTRACT REFERENCE - ENTER THE SPECIFIC PARAGRAPH NUMBER OF THE STATEMENT OF WORK, SPECIFICATION, STANDARD, OR OTHER APPLICABLE DOCUMENT WHICH CONTAINS THE TASKING WHICH GENERATES A REQUIREMENT FOR THE DATA ITEM.

F. BLOCK 6, REQUIRING OFFICE - ENTER THE TECHNICAL OFFICE RESPONSIBLE FOR ENSURING THE ADEQUACY OF THE DATA.

G. BLOCK 7, DD 250 REQUIREMENT - ENTER THE APPLICABLE CODE, DESIGNATING THE REQUIREMENT FOR INSPECITON AND ACCEPTANCE OF THE DATA ITEM, AS SHOWN IN THE FOLLOWING LIST:

DD FORM 250 CODE      INSPECTION    ACCEPTANCE
-------------------   -----------   -----------
     SS                   (1)           (2)
     DD                   (3)           (4)
     SD                   (1)           (4)
     DS                   (3)           (5)
     *LT                  (6)           (7)
     *NO                  (8)           (8)
     XX                   (9)           (9)

                                                              PAGE 5 OF 14 PAGES

(1) INSPECTION AT SOURCE.

(2) ACCEPTANCE AT SOURCE.

(3) NO INSPECTION PERFORMED AT SOURCE. FINAL INSPECTION PERFORMED AT
DESTINATION.

(4) ACCEPTANCE AT DESTINATION.

(5) ACCEPTANCE AT SOURCE. ACCEPTANCE BASED ON WRITTEN APPROVAL FROM THE CONTRACTING OFFICER.

(6) LETTER OF TRANSMITTAL ONLY. LT SHOULD NOT BE USED WHEN INSPECTION IS REQUIRED. THE DATA IS SENT BY THE CONTRACTOR DIRECTLY TO THE PERSONNEL LISTED IN BLOCK 14 OF DD FORM 1423. LT IS USED WHEN THE CONTRACTING AGENCY DOES NOT DESIRE TO HAVE A DD FORM 250 FOR EACH AND EVERY PIECE OF DATA DEVELOPED BY THE CONTRACTOR. THE ONLY OTHER AUTHORIZED USE OF LT IS THE SPECIAL CASE WHERE THE CONTRACTING AGENCY DOES NOT DESIRE TO HAVE SEPARATE DD FORMS 250 BUT DESIRES TO HAVE A GOVERNMENT QUALITY ASSURANCE REPRESENTATIVE PERFORM INSPECTION. THE GOVERNMENT QUALITY ASSURANCE REPRESENTATIVE SHALL BE LISTED ON THE DISTRIBUTION IN BLOCK 14 AND REQUESTED TO PROVIDE COMMENTS VIA THE QUALITY ASSURANCE LETTER OF INSTRUCTION.

* USE OF THE SYMBOL LT IS NOT AUTHORIZED FOR DATA COMPRISING FINAL DELIVERY OF TECHNICAL DATA PACKAGES OR FOR TECHNICAL MANUALS. (LT MAY, HOWEVER, BE USED FOR DELIVERY OF PRELIMINARY TPD'S OR TM'S).

(7) AS SPECIFIED IN BLOCK 8 OF THE DD FORM 1423.

(8) NO INSPECTION OR ACCEPTANCE REQUIRED. NO DD FORM 250 OR LETTER OF TRANSMITTAL REQUIRED.

* USE OF THE SYMBOL NO IS NOT AUTHORIZED FOR DATA COMPRISING TECHNICAL DATA PACKAGES OR FOR TECHNICAL MANUALS.

(9) INSPECTION AND ACCEPTANCE REQUIREMENTS SPECIFIED ELSEWHERE IN THE CONTRACT.

H. BLOCK 8, APPROVAL CODE - ITEMS OF CRITICAL DATA REQUIRING SPECIFIC ADVANCED WRITTEN APPROVAL PRIOR TO DISTRIBUTION OF THE FINAL DATA ITEM SHOULD BE IDENTIFIED BY PLACING AN "A" IN THIS FIELD. THIS DATA ITEM REQUIRES SUBMISSION OF A PRELIMINARY DRAFT PRIOR TO PUBLICATION OF A FINAL DOCUMENT. WHEN A PRELIMINARY DRAFT IS REQUIRED, BLOCK 16 OF THE DD FORM 1423 WILL SHOW LENGTH OF TIME REQUIRED FOR GOVERNMENT APPROVAL / DISAPPROVAL AND SUBSEQUENT TURN-AROUND TIME FOR THE CONTRACTOR TO RESUBMIT THE DATA AFTER GOVERNMENT APPROVAL DISAPPROVAL HAS BEEN ISSUED. BLOCK 16 WILL ALSO INDICATE THE EXTENT OF THE APPROVAL REQUIREMENTS, E.G., APPROVAL OF TECHNICAL CONTENT AND/OR FORMAT.

                                                              PAGE 6 OF 14 PAGES

I. BLOCK 9, DISTRIBUTION STATEMENT REQURIED - ENTER THE CODE LETTER (A, B, C, D, E, F, OR x) CORRESPONDING TO THE DISTRIBUTION STATEMENT TO BE MARKED ON THE DATA ITEM BY THE CONTRACTOR IN ACCORDANCE WITH DODD 5230.24.

J. BLOCK 10, FREQUENCY - THE FOLLOWING IS A LIST OF TYPICAL CODES USED TO SPECIFY FREQUENCY OF SUBMITTALS.

ANNLY          ANNUALLY
ASGEN          AS GENERATED *
ASREQ          AS REQUIRED *
Bl-MO          EVERY TWO MONTHS
Bl-WE          EVERY TWO WEEKS
DAILY          DAILY
DFDEL          DEFERRED DELIVERY
MTHLY          MONTHLY
ONE/R          ONE TIME WITH REVISIONS
QRTLY          QUARTERLY
SEMIA          EVERY SIX MONTHS
WEKLY          WEEKLY
XTIME          NUMBER OF TIMES TO BE SUBMITTED
               (1TIME, 2TIME. . . 9TIME)

* USE OF THESE CODES REQUIRES FURTHER EXPLANATION IN BLOCK 16 TO PROVIDE THE CONTRACTOR WITH GUIDANCE NECESSARY TO ACCURATELY PRICE THE DELIVERABLE DATA ITEM.

K. BLOCK 11, AS OF DATE - IF THE DATA IS TO BE SUBMITTED ONLY ONCE, ENTER THE "AS OF" DATA AS FOLLOWS: YEAR/MONTH/DAY (E.G., "9OMAR10"). THIS IS THE DATE THAT THE DATA IS TO BE RECEIVED BY THE REQUIRING OFFICE. IF THE DATA IS SUBMITTED MULTIPLE TIMES, ENTER THE NUMBER OF CALENDAR DAYS AFTER THE END OF THE REPORTING PERIOD THE REQUIRING OFFICE IS TO RECEIVE THE DATA. FOR EXAMPLE, "15" WOULD PLACE THE "AS OF' DATE FOR THE DATA AT 15 DAYS AFTER THE END OF THE MONTH, QUARTER OR YEAR DEPENDING ON THE FREQUENCY ESTABLISHED IN BLOCK 10 (E.G., REPORT FOR MAY SHOULD BE RECEIVED BY REQUIRING OFFICE BY 15 JUNE). IF DATA IS REQUIRED PRIOR TO END OF REPORTING PERIOD, EXPLAIN IN BLOCK 16 OF CDRL. IF AN "AS OF" DATE IS NOT APPLICABLE, END N/A IN BLOCK 11.

L. BLOCK 12, DATE OF FIRST SUBMISSION - ENTER THE INITIAL SUBMISSION DATE AS
FOLLOWS: YEAR/MONTH/DAY (E.G., "9OMAR10"). IF SUBMITTAL IS CONSTRAINED BY A SPECIFIC EVENT OR MILESTONE, ENTER THIS CONSTRAINT. IF THE CONTRACT START DATE IS NOT KNOWN, INDICATE THE NUMBER OF DAYS AFTER CONTRACT (DAC) START THAT THE DATA IS DUE FOR EXAMPLE, "90 DAC"). TYPICAL ABBREVIATIONS IN BLOCK 12 ARE:

ASGEN          AS GENERATED *
ASREQ          AS REQUIRED *
DAC            DAYS AFTER CONTRACT START
DFDEL          DEFERRED DELIVERY *
EOC            END OF CONTRACT
EOM            END OF MONTH
EOG            END OF QUARTER


                                                              PAGE 7 OF 14 PAGES

             * PROVIDE SPECIFIC INSTRUCTIONS FOR THESE REQUIREMENTS IN BLOCK 16.

NOTE:  DO NOT INSERT CLASSIFIED DATES.

M. BLOCK 13, DATE OF SUBSEQUENT SUBMISSION - IF DATA IS SUBMITTED MORE THAN ONCE, ENTER THE DATE(S) OF SUBSEQUENT SUBMISSION(S). IF SUBMITTAL IS CONSTRAINED BY A SPECIFIC EVENT OR MILESTONE, EXPLAIN THE CONSTRAINT IN BLOCK 16.

NOTE:  DO NOT INSERT CLASSIFIED DATES.

N. BLOCK 14, DISTRIBUTION - ENTER THE ADDRESSES AND THE NUMBER OF DRAFT COPIES AND THE NUMBER OF FINAL COPIES (REGULAR AND REPRODUCIBLE) TO BE PROVIDED TO EACH. DOD COMPONENT DESIGNATORS AND OFFICE SYMBOLS/CODES OR UNIT IDENTIFICATION CODES (UIC'S) MAY BE USED. HOWEVER, AN EXPLANATION OF THESE CODES SHOULD BE PROVIDED. THE FIRST ADDRESSEE SHOULD BE THE ACCEPTANCE ACTIVITY FOR THE DATA IF ACCEPTANCE BY DD FORM 250 IS TO BE ACCOMPLISHED AT DESTINATION (SEE BLOCK 7). WHEN REPRODUCIBLE COPIES (E.G. DIGITAL SUBMISSION, VELLUM, NEGATIVE, ETC.) ARE REQUIRED, SEE INSTRUCTIONS TO THE OFFERORS, PARAGRAPH, DIGITAL SUBMISSION OF DATA. IF THE DATA IS NOT ACTUALLY TO BE DELIVERED TO THE GOVERNMENT OR ASSOCIATED CONTRACTORS OR IF DEFERRED DELIVERY IS REQUIRED, INDICATE BY PLACING "DFDEL" IN THIS BLOCK AND PROVIDE DISPOSITION INSTRUCTIONS IN BLOCK 16.

NOTE:  DO NOT INSERT CLASSIFIED DATES.

O. BLOCK 15 - DELETED

P. BLOCK 16, REMARKS - THIS BLOCK SHALL BE USED TO PROVIDE ADDITIONAL OR CLARIFYING INFORMATION FOR BLOCKS 1 THROUGH 15. THIS BLOCK SHALL ALSO BE USED TO TAILOR THE DOCUMENT LISTED IN BLOCK 4. TAILORING MAY BE ACCOMPLISHED BY STATING THE DELETIONS (E.G., "DELETE 10.4") OR BY STATING WHICH REQUIREMENTS APPLY (E.G., "ONLY 10.4 AND 10.5 APPLY"), WHICHEVER IS MOST EFFICIENT. BLOCK 16 MAY ALSO BE USED TO SPECIFY "CONTRACTOR FORMAT IS ACCEPTABLE," OR TO INDICATE THE DESIRED MEDIUM FOR DELIVERY OF THE DATA.

                                                              PAGE 8 OF 14 PAGES

CDRL INFORMATION AND INDEX
--------------------------

SEQ NO      DESCRIPTION                            ID NO
---------   ------------------------------------   ---------------
A001        Technical and Fiscal Progress Report   DI-A-5554
AQ01        Computer Program End Item Doc.         DI-ISPC-80590.R
AR01        Technical Report                       DI-MISC-80508




                                                              PAGE 9 OF 14 PAGES

     CONTRACT DATA REQUIREMENTS LIST     FORM APPROVED
     (1 DATA ITEM)                       OMB NO. 1704-0188


A. CONTRACT LINE ITEM NO.
B. EXHIBIT NO.
C. CATEGORY:
TDP:   TM:                           HER: A  A
SYSTEM/ITEM                          E. CONTRACTOR NO.                 F. CONTRACTOR
MISSI Library Driver Arch. Dev.      X220-010-97                       Litronic Industries

1. DATA                              2. TITLE OF DATA ITEM             3. SUBTITLE
ITEM                                 TECHNICAL AND FISCAL PROGRESS REPORT
A001
4. AUTHORITY                         5. CONTRACT REFERENCE             6. REQUIRING
(DATA ACQUISITION DOC NO.)
DI-A-5554                            Task 5, Subtask 2                 X22

7. D 250 REQ                         9.DIST STATEMENT  10. FREQUENCY   12.  DATE OF 1ST
LT                                   STATEMENT             MTHLY            SUBMISSION
                                     REQUIRED                               SEE BLOCK 16
8. APP CODE                          11. AS OF DATE                    13.  DATE OF SUBSE-
                                                                            QUENT SUBMISSION
                                                                            SEE BLOCK 16

14.  DISTRIBUTION
SEE DISTRIBUTION APPENDIX
17. PRICE GROUP
18. EST TOTAL
      PRICE
16. REMARKS
DELIVER INITIAL SUBMISSION OF THIS DATA ITEM NLT 30 DAYS ADAD. SUBSEQUENT SUBMISSIONS SHALL BE DELIVERED NLT 15 DAYS AFTER THE END OF EACH SUCCEEDING MONTH. SEE INSTRUCTIONS TO OFFERORS FOR DIGITAL SUBMISSION.

G. PREPARED       BY H. DATE         I. APPROVED BY     J. DATE
Seven Lowe, PBM   13 February 1997   William Nace, PM   13 February
1997

DD FORM 1423 (COMPUTER FACSIMILE)                   PAGE 10 OF 14 PAGES

     CONTRACT DATA REQUIREMENTS LIST                      FORM APPROVED
     (1 DATA ITEM)                       OMB NO. 1704-0188


A. CONTRACT LINE ITEM NO.
B. EXHIBIT NO.
C. CATEGORY:
TDP:   TM:                           OTHER:  MISC
SYSTEM/ITEM                          E. CONTRACTOR NO.                 F. CONTRACTOR
MISSI Library Driver Arch. Dev.      X220-010-97                       Litronic Industries

1. DATA                              2. TITLE OF DATA ITEM             3. SUBTITLE
ITEM                                 TECHNICAL REPORT - STUDY/SERVICES
AR01
4. AUTHORITY                         5. CONTRACT REFERENCE             6. REQUIRING
(DATA ACQUISITION DOC NO.)
DI-MISC-80508                        Task 1, 2, & 3                    X22

7. D 250 REQ                         9.DIST STATEMENT  10. FREQUENCY   12.  DATE OF 1ST
LT                                   STATEMENT         As Required      SUBMISSION
                                     REQUIRED                           SEE BLOCK 16
8. APP CODE                                            11. AS OF DATE   13. DATE OF SUBSE-
                                                                        QUENT SUBMISSION
                                                                        SEE BLOCK 16

14.  DISTRIBUTION
SEE DISTRIBUTION APPENDIX
17. PRICE GROUP
18. EST TOTAL
    PRICE
16. REMARKS
DELIVERY OF THIS DATA ITEM SHALL BE ONE MONTH AFTER COMPLETION OF THE STUDY/SERVICES TASK. SEE INSTRUCTIONS TO OFFERORS FOR DIGITAL SUBMISSION.

THE DOCUMENTS SHALL BE DELIVERED ON SIZE A PAPER

THE DISKS SHALL BE DELIVERED ON 3.5" DISK DOS FORMATTED AND READABLE AT MICROSOFT WORD FOR MS WINDOWS, VERSION 6.0 OR OTHER FORMAT AT DIRECTION OF GOVERNMENT PROGRAM MANAGER.
|G. PREPARED BY     H. DATE              I. APPROVED BY           J. DATE
Seven Lowe, PBM     13 February 1997     William Nace, PM         13 February
1997

DD FORM 1423 (COMPUTER FACSIMILE)                   PAGE 11 OF 14 PAGES

CONTRACT DATA REQUIREMENTS LIST                 FORM APPROVED
(1 DATA ITEM)                                   OMB NO. 1704-0188

A. CONTRACT LINE ITEM NO.            B. EXHIBIT NO.                    C. CATEGORY:
TDP:                                 TM:                                OTHER:  IPSC
D. SYSTEM/ITEM                       E. CONTRACTOR NO.                  F. CONTRACTOR
MISSI Library Driver Arch. Dev.      X220-010-97                        Litronic Industries

1. DATA                              2. TITLE OF DATA ITEM              3. SUBTITLE
ITEM                                 COMPUTER PROGRAM END ITEM
AQ01                                 DOCUMENTATION
4. AUTHORITY                         5. CONTRACT REFERENCE              6. REQUIRING
(DATA ACQUISITION DOC NO.)
DI-IPSC-80590A                       Task 1, 2, & 3                     X22

7. D 250 REQ                         9.DIST STATEMENT  10. FREQUENCY    12.  DATE OF 1ST
LT                                   STATEMENT         As Required           SUBMISSION
                                     REQUIRED                                SEE BLOCK 16
8. APP CODE                                            11. AS OF DATE        13. DATE OF SUBSE-
                                                                                              QUENT SUBMISSION

                                              SEE BLOCK 16
14.  DISTRIBUTION
SEE DISTRIBUTION APPENDIX
17. PRICE GROUP
18. EST TOTAL
    PRICE
16. REMARKS

1. CONCURRENT WITH SOFTWARE END PRODUCT ACCEPTANCE DELIVER TWO HARDCOPY COPIES AND TWO SOFTWARE END PRODUCTS AND SUPPORTING TOOLS. THE SOFTWARE SHALL BE SUBMITTED VIA 3.5" DISKS, FORMATTED IN THE NATIVE OPERATING SYSTEMS.

2. REVISIONS SHALL BE SUBMITTED IN ACCORDANCE WITH U-H-5588.

3. WHEN ANY GOVERNMENT APPROVED SOFTWARE CHANGE COMES IN, ALL SOFTWARE PRODUCTS (SOURCE CODE, RELATED S/W DOCUMENTATION AND FIRMWARE) WILL BE UPDATED AND DELIVERED WITHIN 30 DAYS OF GOVERNMENT APPROVAL OF THE CHANGE.

4. COMPUTER PRODUCT IDENTIFICATION WILL BE IMPLEMENTED ACCORDING TO NSA DATA STANDARD 61.

5. A SPARE SET OF FIRMWARE WILL BE DELIVERED FOR VALIDATION.

"SEE INSTRUCTIONS TO OFFERORS FOR DIGITAL SUBMISSION."

|G. PREPARED BY     H. DATE              I. APPROVED BY        J. DATE
Seven Lowe, PBM     13 February 1997     William Nace, PM      13 February 1997

DD FORM 1423 (COMPUTER FACSIMILE)                   PAGE 12 OF 14 PAGES

                             DISTRIBUTION APPENDIX
                                      FOR
                    MISSI Library, Driver Arch. Development

A. ALL DELIVERABLE DATA SHALL BE DELIVERED TO THE ADDRESSES

INDICATED IN THE DISTRIBUTION APPENDIX AND IN THE QUANTITIES SPECIFIED.

B. EXTERNAL DISTRIBUTION OF DATA:

1. ALL ORIGINAL DATA TRANSMITTAL LETTERS SHALL BE SERIALIZED, DATED, AND ADDRESSED TO THE MARYLAND PROCUREMENT OFFICE MAILING ADDRESS IDENTIFIED IN PARAGRAPH C BELOW.

2. ALL COPIES OF DATA DELIVERABLE TO N14, AS SPECIFIED IN THE DISTRIBUTION MATRIX, SHALL BE SUBMITTED DIRECTLY AND SEPARATELY FROM ALL OTHER DELIVERABLE DATA SUBMISSIONS TO NSA.

3. WITH THE EXCEPTION OF THE N14 DISTRIBUTION/MAILING REQUIREMENT IDENTIFIED ABOVE, ALL OTHER NSA DATA SUBMISSIONS SHALL BE PREPARED AS FOLLOWS. THE DELIVERABLE DATA FOR ADDRESS #1 (MARYLAND PROCUREMENT OFFICE) SHALL BE SEPARATED INTO THE QUANTITY AS SPECIFIED BY THE "NSA INTERNAL CDRL DISTRIBUTION MATRIX" AND SUBMITTED IN A SINGLE PACKAGE. THIS SINGLE PACKAGE SHALL BE FURTHER SEPARATED INTERNALLY BY INDIVIDUAL COPIES OF THE COVER/ TRANSMITTAL LETTER(S) INDICATING THEIR INTERNAL DISTRIBUTION.

C. CONTRACTOR EXTERNAL MAILING ADDRESSES:

1. MARYLAND PROCUREMENT OFFICE
ATTN:  X22 (CONTRACT NO. _______________)
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MD 20755

2. MARYLAND PROCUREMENT OFFICE
ATTN:  N141 (CONTRACT NO.
9800 SAVAGE ROAD
FORT GEORGE G. MEADE, MD 20755

3. GPR AT FACILITY
ATTN:  RESIDENT MANAGER
GOVERNMENT PLAN REPRESENTATIVE
CONTRACTOR'S FACILITY

                                                             PAGE 13 OF 14 PAGES

               EXT CDRL LIST
                  MATRIX                    TOTAL              NSA INTERNAL CDRL DISTRIBUTION MATRIX
                                             DATA                                  N
AUTHORITY      ADDRESSEE                    ITEM               X                   1
               NUMBERS                      COPIES             2                   4
               1  2  3  4  5  6                                2                   1

A001                                                           2                   1

AQ01                                                           2                   1

ARO1                                                           2                   1




                                                             PAGE 14 OF 14 PAGES

DATA ITEM DESCRIPTION                    2. .IDENTIFICATION NO(S).
                                         AGENCY          NUMBER

1. TITLE
TECHNICAL AND FISCAL PROGRESS REPORT                     DI-A-5554
3. DESCRIPTION/PURPOSE                   4. APPROVAL DATE
                                         810219
3.1 To compare the progress achieved
on a contract to the funds expended.     5. OFFICE OF PRIMARY
                                         RESPONSIBILITY
                                         NSA-S5

                                         6. DDC REQUIRED

7. APPLICATION/INTERRELATIONSHIP                8. APPROVAL LIMITATION
7.1 This data item describes the reporting required on a bi-weekly basis during the contract.
                                         9. REFERENCES (Mandatory as cited
                                         in block 10)

                                         MCSL NUMBER (S)
10. PREPARATION INSTRUCTIONS
10.1 This report will be subdivided into individual task reports.
10.2 Each task report will contain the following:
a. Statement of task objective and requested date of completion.
b. Total allocated funds for task.
c. Technical summary of work done since last report to include description of accomplishments and problems.
d. Projected date of task completion.
e. Itemized cost during reporting period.
(1) Labor categories.
(2) Materials and other direct costs.
f. Percent of task completed to date and percent of allocated funds expended on this task.


DD FORM 1664 (Computer Facsimile)                     PAGE 1 OF 1 PAGES

DATA ITEM DESCRIPTION                    Form Approved
                                         OMB No. 0704-0188
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Washington Headquarters Services. Directorate tor Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503

1.TITLE                                  2. IDENTIFICATION NUMBER
COMPUTER PROGRAM END ITEM DOCUMENTATION         DI-IPSC-80590A
3. DESCRIPTION/PURPOSE*
3.1 Computer program end item documentation defines the requirements for documentation to accompany the delivery of software end items.

4. APPROVAL DATE    5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)   6a. DTIC
APPLICABLE  6b. GIDEP APPLICABLE
(YYMMDD)
940112         G/T213

7.APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description (DID) contains the format and content preparation instructions for tech data products generated by the specific and discrete task requirement as delineated in the contract.

7.2 This DID is applicable for contracts which specify delivery of software developed for the Government.

7.3 This DID supersedes DI-IPSC-80590.
     .
8. APPROVAL LIMITATION   9a. APPLICABLE FORMS      9b. AMSC NUMBER
                                                   G6981
10. PREPARATION INSTRUCTIONS

10.1 Format. The documentation shall be in contractor format.
     -------

10.2 Content.
     --------

10.2.1 Computer Listings. A program listing for each computer program in the
       ------------------
assembler and compiler language as specified in the contract. These listings shall include:

10.2.1.1 Source programs. A listing containing comments in sufficient detail to
         ---------------
allow for easy modification of the program and furnish insight into the relationship of a section to the operation of the total system.

10.2.1 .2 Object programs. Listing of all object programs in the same format as
          ----------------
the source programs. Listings shall be annotated to allow for easy reference or comparison to the source coding for that particular program.

10.2.1.3 Executable Programs. All executable programs and databases shall be developed on the media as specified b the DD Form 1423.

11. DISTRIBUTION STATEMENT
DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.
DD Form 1665 APR 89 (computer Facsimile)  Previous editions are obsolete.

DATA ITEM DESCRIPTION                    Form Approved
                                         OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Washington Headquarters Services. Directorate tor Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503

1.TITLE                                          2. IDENTIFICATION NUMBER
TECHNICAL REPORT - STUDY/SERVICES                DI-MISC-80508

3. DESCRIPTION/PURPOSE*
3.1  A technical report provides fully documented results of studies or analyses performed.
4. APPROVAL DATE                            5. OFFICE OF PRIMARY RESPONSIBILITY (OPR)   6a. DTIC APPLICABLE  6b. GIDEP APPLICABLE
(YYMMDD)
880115                                          G/T2137

7.APPLICATION/INTERRELATIONSHIP

7.1 This data item description contains the format and content instructions for the data product generated by the specific and discrete task; requirement as delineated in the contract.

7.2 This DID supersedes DI-A-5029.

8. APPROVAL LIMITATION     9a. APPLICABLE FORMS    9b. AMSC NUMBER
                                                       G429l
10. PREPARATION INSTRUCTIONS
10.1 Format.

(a) The report and all attachments shall be typewritten, or otherwise clearly lettered. and shall be duplicated using non-fading ink.
(b) Text shall be prepared on standard letter size paper (8 1/2" x 11").
(c) When attachments are included, they shall be fully identified, referenced in the text. and folded to conform to the size paper used in the report.
(d) Security classification and distribution markings shall conform to the requirements of the contract. purchase description and security requirements checklist, as applicable.

10.2 Content.
(a) Title Page - Identifies the report by providing contract number, project name or purchase description title, task number and reporting period.

(b) Table of Contents

(continued)

11. DISTRIBUTION STATEMENT

Distribution Statement: .Approved for public release: distribution is unlimited.

DB Form 1664, APR 89 (computer facsimile) Previous editions are obsolete.

(c) Section I - Includes the following:
(I) Introduction
(2) Summary - A brief statement of results obtained from the analytic effort.
 (3) Conclusions and their condensed technical substantiations.
(d) Section II - A complete and detailed description of the analytic results which led to the conclusions stated in Section I above.



                                                                     Page 2 of 2